UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21906

Claymore Exchange-Traded Fund Trust

(Exact name of registrant as specified in charter)

2455 Corporate West Drive, Lisle, IL 60532

(Address of principal executive offices) (Zip code)

Amy J. Lee
2455 Corporate West Drive, Lisle, IL 60532

(Name and address of agent for service)

Registrant's telephone number, including area code: (630) 505-3700

Date of fiscal year end: August 31

Date of reporting period: September 1, 2012 - August 31, 2013

Item 1.  Reports to Stockholders.

The registrant's annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

GUGGENHEIMINVESTMENTS.COM
. . . YOUR ROAD TO THE LATEST, MOST UP-TO-DATE INFORMATION

The shareholder report you are reading right now is just the beginning of the story. Online at guggenheiminvestments.com, you will find:

•	Daily and historical fund pricing, fund returns, portfolio holdings and characteristics, and distribution history.

•	Investor guides and fund fact sheets.

•	Regulatory documents including a prospectus and copies of shareholder reports.

Guggenheim Funds Distributors, LLC is constantly updating and expanding shareholder information services on each Fund’s website, in an ongoing effort to provide you with the most current information about how your Fund’s assets are managed, and the results of our efforts. It is just one more small way we are working to keep you better informed about your investment.

Contents
Dear Shareholder	3
Economic and Market Overview	4
Management Discussion of Fund Performance	6
Fund Summary & Performance	17
Overview of Fund Expenses	35
Portfolio of Investments	37
Statement of Assets and Liabilities	64
Statement of Operations	66
Statements of Changes in Net Assets	68
Financial Highlights	71
Notes to Financial Statements	80
Report of Independent Registered Public Accounting Firm	87
Supplemental Information	88
Considerations Regarding Annual Review of the Investment Advisory Agreements and Investment SubAdvisory Agreement	90
Trust Information	95
About the Trust Adviser	Back Cover

August 31, 2013

DEAR SHAREHOLDER

Guggenheim Funds Investment Advisors, LLC (the “Investment Adviser”) is pleased to present the annual shareholder report for nine of our exchange-traded funds (“ETFs” or “Funds”).

The Investment Adviser is part of Guggenheim Investments, which represents the investment management businesses of Guggenheim Partners, LLC (“Guggenheim”), a global diversified financial services firm.

This report covers performance of the following Funds for the annual fiscal period ended August 31, 2013, with the name of each Fund followed by its NYSE Arca ticker symbol:

–	Guggenheim BRIC ETF (EEB)

–	Guggenheim Defensive Equity ETF (DEF)

–	Guggenheim Insider Sentiment ETF (NFO)

–	Guggenheim Mid-Cap Core ETF (CZA)

–	Guggenheim Multi-Asset Income ETF (CVY)

–	Guggenheim Raymond James SB-1 Equity ETF (RYJ)

–	Guggenheim Spin-Off ETF (CSD)

–	Wilshire Micro-Cap ETF (WMCR)

–	Wilshire US REIT ETF (WREI)

Guggenheim Funds Distributors, LLC, the distributor of the Funds, is committed to providing investors with innovative investment solutions; as of the date of this report we offer 39 ETFs with a wide range of domestic and global themes, as well as closed-end funds and unit investment trusts. We have built on the investment management strengths of Guggenheim Investments and worked with a diverse group of index providers to create some of the most distinctive ETFs available.

To learn more about economic and market conditions over the last year and the objective and performance of each ETF, we encourage you to read the Economic and Market Overview section of the report, which follows this letter, and the Management Discussion of Fund Performance for each ETF, which begins on page 6.

Sincerely,

Donald Cacciapaglia
Trustee and Chief Executive Officer
Claymore Exchange-Traded Fund Trust

September 30, 2013

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ECONOMIC AND MARKET OVERVIEW	August 31, 2013

For most of the 12-month period ended August 31, 2013, the U.S. economy and investment markets benefited from continued monetary accommodation from the world’s central banks and an improving picture for housing and employment. However, speculation about the end of quantitative easing (QE) began rattling investors in May, which, along with growing fundamental risk in China and the other emerging markets, prompted a sell-off in fixed income and equity markets.

Economic data continues to confirm that housing has been the key pillar supporting the ongoing U.S. expansion, generating 50% of growth in the first half of 2013. Concerns about the possibility of a reduction in the Fed’s asset purchases drove interest rates higher, with mortgage rates rising by over 100 basis points from May through August. This is having a severe impact on housing, even though it may not show up in the economic data until later in the year.

Although the unemployment rate has fallen to a four and a half year low, its decline was more a function of a declining labor force participation rate than exuberant hiring. Additionally, solid job gains in the private sector over the period were overshadowed by sluggish growth in aggregate earnings, owing to a rising share of part-time employment which puts downward pressure on consumption growth.

Internationally, tension in Syria and the Middle East kept investors edgy and energy prices high. Fears of a Chinese credit crunch also added to investor anxiety, and measures implemented to address structural problems in China’s economy appear to be temporary rather than long-term solutions. The devaluation of the Japanese yen is putting pressure on all the economies in the region, and making the global economy vulnerable to an unexpected economic shock. Europe, meanwhile, is bouncing along a bottom, and the growth outlook remains weak.

Volatility continues to be driven not only by the potential for an economic soft patch, but by a number of short-term issues ranging from the appointment of the next Federal Reserve chairman to the continuing headwinds for housing, the full impact of the sequester, and looming budget and debt-ceiling debates.

For the 12-month period ended August 31, 2013, the return of the Standard & Poor’s 500 Index (the “S&P 500”) was 18.70%. The Barclays U.S. Aggregate Bond Index returned -2.47% for the period, while the Barclays 1-3 Month U.S. Treasury Bill Index returned 0.07%. The MSCI EAFE Index returned 18.66%, while the MSCI Emerging Markets Index returned 0.54%.

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August 31, 2013

Index Definitions
All indices described below are unmanaged and reflect no expenses. It is not possible to invest directly in any index.

The Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar denominated, fixed-rate taxable bond market, including U.S. Treasuries, government-related and corporate securities, mortgage-backed securities or “MBS” (agency fixed-rate and hybrid adjustable-rate mortgage, or “ARM”, pass-throughs), asset-backed securities (“ABS”) and commerical mortgage-backed securities (“CMBS”).

The Barclays 1-3 Month U.S. Treasury Bill Index tracks the performance of U.S. Treasury bills with a remaining maturity of one to three months. U.S. Treasury bills, which are short-term loans to the U.S. government, are full-faith-and-credit obligations of the U.S. Treasury and are generally regarded as being free of any risk of default.

The Dow Jones U.S. Select Dividend Index is a selection of stocks that is based almost entirely on dividend yield and dividend history. Stocks are also required to have an annual average daily dollar trading volume of more than $1.5 million.

The FTSE NAREIT Equity REIT Index is a free float-adjusted index of REITs that own, manage and lease investment-grade commercial real estate. Specifically, a company is classified as an Equity REIT if 75 percent or more of its gross invested book assets is invested in real property.

The MSCI EAFE Index is a capitalization weighted measure of stock markets in Europe, Australasia and the Far East.

The MSCI Emerging Markets Index is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global emerging markets.

The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000® Index, which represent approximately 31% of the total market capitalization of the Russell 1000® Index.

The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which represents approximately 10% of the total market capitalization of the Russell 3000® Index.

The Standard & Poor’s (“S&P”) 500® Index is a capitalization-weighted index of 500 stocks designed to measure the performance of the broad economy, representing all major industries and is considered a representation of the U.S. stock market.

The S&P MidCap 400 Index is a market-weighted index of 400 domestic mid-cap stocks chosen for market capitalization, liquidity and industry group representation.

Industry Sectors
Comments about industry sectors in these fund commentaries are based on Bloomberg industry classifications.

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MANAGEMENT DISCUSSION OF FUND PERFORMANCE	August 31, 2013

EEB Guggenheim BRIC ETF

Fund Overview
The Guggenheim BRIC ETF, NYSE Arca ticker: EEB (the “Fund”) seeks investment results that correspond generally to the performance, before the Fund’s fees and expenses, of an equity index called the BNY Mellon BRIC Select ADR Index (the “Index”).

The Index is comprised of American depositary receipts (“ADRs”) and global depositary receipts (“GDRs”) selected, based on liquidity, from a universe of all listed depositary receipts of companies from Brazil, Russia, India and China currently trading on U.S. exchanges. The companies in the universe are selected using a proprietary methodology developed by BNY Mellon. The Fund will invest at least 90% of its total assets in ADRs and GDRs that comprise the Index and underlying securities representing ADRs and GDRs that comprise the Index. As of August 31, 2013, the Index consisted of 77 securities. The Fund generally will invest in all of the securities comprising the Index in proportion to their weightings in the Index.

Fund Performance
All Fund returns cited—whether based on net asset value (“NAV”) or market price—assume the reinvestment of all distributions. This report discusses the annual fiscal period ended August 31, 2013.

On a market price basis, the Fund generated a total return of -3.04%, which included a decrease in market price over the period to $31.92 as of August 31, 2013, from $33.79 on August 31, 2012. On an NAV basis, the Fund generated a total return of -3.03%, which included a decrease in NAV over the period to $31.99 as of August 31, 2013, from $33.86 on August 31, 2012. At the end of the period the Fund’s shares were trading at a market price discount to NAV, which is to be expected from time to time. NAV performance data reflects fees and expenses of the Fund.

For underlying index and broad emerging market comparison purposes, the Index generated a return of -2.47% and the MSCI Emerging Markets Index generated a return of 0.54% for the same period.

The Fund made an annual income distribution of $0.9510 per share on December 31, 2012, to shareholders of record on December 27, 2012.

Performance Attribution
For the 12-month period ended August 31, 2013, the communications sector contributed most to the Fund’s return, followed by the consumer, non-cyclical sector. The energy sector detracted most significantly from the Fund’s return, followed by the financial sector.

Positions that contributed most significantly to return included Baidu, Inc. ADR, a Chinese-language Internet search provider; Qihoo 360 Technology Co. Ltd., ADR, a provider of Internet security services; and BRF – Brasil Foods SA, ADR, a Latin American food processor (5.6%, 1.6% and 2.7%, respectively, of the Fund’s long-term investments at period end). Positions that detracted most significantly from return included preferred stock of Petroleo Brasileiro SA, ADR, a Brazilian oil and gas service company; the common stock of Petroleo Brasileiro SA, ADR; and preferred stock of Itau Unibanco Holding SA, ADR (5.2%, 3.8% and 5.2%, respectively, of the Fund’s long-term investments at period end).

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DEF Guggenheim Defensive Equity ETF

Fund Overview
The Guggenheim Defensive Equity ETF, NYSE Arca ticker: DEF (the “Fund”) seeks investment results that correspond generally to the performance, before the Fund’s fees and expenses, of an equity index called the Sabrient Defensive Equity Index (the “Index”).

The Index is comprised of approximately 100 securities selected, based on investment and other criteria developed by Sabrient Systems LLC, from a broad universe of U.S.-traded securities, including master limited partnerships (“MLPs”) and American depositary receipts (“ADRs”). The depositary receipts included in the Index may be sponsored or unsponsored. The universe of potential Index constituents includes approximately 1,000 listed companies, generally with market capitalizations in excess of $1 billion. The Fund will invest at least 90% of its total assets in common stocks, ADRs and MLPs that comprise the Index and depositary receipts representing common stocks included in the Index (or underlying securities representing ADRs included in the Index). The Fund generally will invest in all of the securities comprising the Index in proportion to their weightings in the Index.

Fund Performance
All Fund returns cited—whether based on net asset value (“NAV”) or market price—assume the reinvestment of all distributions. This report discusses the annual fiscal period ended August 31, 2013.

On a market price basis, the Fund generated a total return of 13.62%, which included an increase in market price over the period to $32.41 as of August 31, 2013, from $29.27 on August 31, 2012. On an NAV basis, the Fund generated a total return of 13.81%, which included an increase in NAV over the period to $32.42 as of August 31, 2013, from $29.23 on August 31, 2012. At the end of the period, the Fund’s shares were trading at a market price discount to NAV, which is to be expected from time to time. NAV performance data reflects fees and expenses of the Fund.

For underlying index and domestic equity market comparison purposes, the Index returned 14.34% and the S&P 500 Index returned 18.70% for the same period.

The Fund made an annual income distribution of $0.7470 per share on December 31, 2012, to shareholders of record on December 27, 2012.

Performance Attribution
For the 12-month period ended August 31, 2013, the consumer, non-cyclical sector and the utilities sector contributed most significantly to the Fund’s return. No sector detracted from return, but the communications sector contributed least.

Positions that contributed most significantly to the Fund’s return included Safeway, Inc., which operates as a food and drug retailer in North America (not held in the portfolio at period end); Energy Transfer Equity, LP, which owns equity interests in Energy Transfer Partners, a limited partnership involved in the natural gas midstream, transportation and storage business (1.0% of the Fund’s long-term investments at period end); and Buckeye Partners, LP, an independent pipeline common carrier of refined petroleum products (1.0% of the Fund’s long-term investments at period end). Positions that detracted most significantly from the Fund’s return included Banco Santander Chile, ADR, which takes deposits and offers retail and commercial banking services in Chile (1.0% of the Fund’s long-term investments at period end); Telefonica Brasil SA, ADR, telecommunications company which provides services for fixed and mobile telephony, as well as other data services and is part of the Telefonica Group, a communication conglomerate with presence in multiple countries (1.0% of the Fund’s long-term investments at period end); and Ecopetrol SA, ADR, a Colombian integrated oil company (not held in the portfolio at period end).

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MANAGEMENT DISCUSSION OF FUND PERFORMANCE continued	August 31, 2013

NFO Guggenheim Insider Sentiment ETF

Fund Overview
The Guggenheim Insider Sentiment ETF, NYSE Arca ticker: NFO (the “Fund”) seeks investment results that correspond generally to the performance, before the Fund’s fees and expenses, of an equity index called the Sabrient Insider Sentiment Index (the “Index”).

The Index is comprised of approximately 100 securities selected, based on investment and other criteria developed by Sabrient Systems LLC, from a broad universe of U.S.-traded securities, including master limited partnerships (“MLPs”) and American depositary receipts (“ADRs”). The universe of companies eligible for inclusion in the Index includes approximately 6,000 listed companies without limitations on market capitalization. The Fund will invest at least 90% of its total assets in common stocks, ADRs and MLPs that comprise the Index and depositary receipts representing common stocks included in the Index (or underlying securities representing ADRs included in the Index). The Fund generally will invest in all of the securities comprising the Index in proportion to their weightings in the Index.

Fund Performance
All Fund returns cited—whether based on net asset value (“NAV”) or market price—assume the reinvestment of all distributions. This report discusses the annual fiscal period ended August 31, 2013.

On a market price basis, the Fund generated a total return of 22.69%, which included an increase in market price over the period to $41.09 as of August 31, 2013, from $34.07 on August 31, 2012. On an NAV basis, the Fund generated a total return of 22.94%, which included an increase in NAV over the period to $41.15 as of August 31, 2013, from $34.05 on August 31, 2012. At the end of the period, the Fund’s shares were trading at a market price discount to NAV, which is to be expected from time to time. NAV performance data reflects fees and expenses of the Fund.

For underlying index and domestic equity market comparison purposes, the Index returned 23.61% and the S&P 500 Index returned 18.70% for the same period.

The Fund made an annual income distribution of $0.6030 per share on December 31, 2012, to shareholders of record on December 27, 2012.

Performance Attribution
For the 12-month period ended August 31, 2013, the consumer, cyclical sector contributed most significantly to the Fund’s return, followed by the consumer, non-cyclical sector. No sector detracted from return, but the basic materials sector contributed least to the Fund’s return.

Positions that contributed most significantly to the Fund’s return included Lithia Motors, Inc., a retailer of new and used vehicles in the western U.S.; Yahoo! Inc., a global Internet media company; and Tyson Foods, Inc., which produces, distributes and markets chicken, beef, pork, prepared foods and related products (1.2%. 1.0% and 1.1%, respectively, of the Fund’s long-term investments at period end). Positions that detracted most significantly from the Fund’s return included CYS Investments, Inc., a specialty finance company that invests on a leveraged basis exclusively in whole-pool residential mortgage pass-through securities for which the principal and interest payments are guaranteed; Swift Energy Co., an independent oil and gas company that operates on U.S. onshore and inland water areas of the Texas and Louisiana Gulf Coast; and Broadcom Corp., which provides integrated silicon solutions that enable broadband digital data transmission of voice, data and video content to homes and businesses (0.8%. 0.8% and 0.7%, respectively, of the Fund’s long-term investments at period end).

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CZA Guggenheim Mid-Cap Core ETF

Fund Overview
The Guggenheim Mid-Cap Core ETF, NYSE Arca ticker: CZA (the “Fund”) seeks investment results that correspond generally to the performance, before the Fund’s fees and expenses, of an index called the Zacks Mid-Cap Core Index (the “Index”).

The Index is comprised of 100 securities selected, based on investment and other criteria, from a universe of mid-capitalization securities, including master limited partnerships (“MLPs”), American depositary receipts (“ADRs”) and business development companies (“BDCs”). Currently, the mid-capitalization universe ranges from approximately $1 billion in market capitalization to $10 billion in market capitalization, as defined by Zacks Investment Research, Inc. (“Zacks”). The securities in the universe are selected using a proprietary strategy developed by Zacks. The Fund will invest at least 90% of its total assets in securities that comprise the Index and depositary receipts representing securities that comprise the Index (or underlying securities representing ADRs that comprise the Index). The Fund generally will invest in all of the securities comprising the Index in proportion to their weightings in the Index.

Fund Performance
All Fund returns cited—whether based on net asset value (“NAV”) or market price—assume the reinvestment of all distributions. This report discusses the annual fiscal period ended August 31, 2013.

On a market price basis, the Fund generated a total return of 25.20%, which included an increase in market price over the period to $40.48 as of August 31, 2013, from $32.73 on August 31, 2012. On an NAV basis, the Fund generated a total return of 25.30%, which included an increase in NAV over the period to $40.44 as of August 31, 2013, from $32.67 on August 31, 2012. At the end of the period, the Fund’s shares were trading at a market price premium to NAV, which is to be expected from time to time. NAV performance data reflects fees and expenses of the Fund.

For underlying index, midcap market, and domestic equity market comparison purposes, the Index returned 27.26%, the Russell Midcap Index returned 24.98%, the S&P MidCap 400 Index returned 23.71%, and the S&P 500 Index returned 18.70% for the same period.

The Fund made an annual income distribution of $0.4150 per share on December 31, 2012, to shareholders of record on December 27, 2012.

Performance Attribution
For the 12-month period ended August 31, 2013, all nine sectors in which the Fund was invested contributed to the Fund’s return. The financial sector contributed most significantly to the Fund’s return, followed by the consumer, non-cyclical sector. The basic materials sector contributed least to the Fund’s return.

Positions that contributed most significantly to the Fund’s return included Ameriprise Financial, Inc., which provides services including financial planning, wealth management, retirement, asset management, annuities and insurance (not held in the portfolio at period end); Symantec Corp., which provides security, storage and systems management solutions (not held in the portfolio at period end); and Magellan Midstream Partners, LP, which is primarily involved in the storage, transportation and distribution of refined petroleum products and ammonia (2.1% of the Fund’s long-term investments at period end). Positions that detracted most significantly from the Fund’s return included Western Union Co., which offers global money transfer services (not held in the portfolio at period end); NVIDIA Corp., which designs, develops and markets three dimensional graphics processors and related software (not held in the portfolio at period end); and Vantiv, Inc., an integrated payment processor (1.0% of the Fund’s long-term investments at period end).

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CVY Guggenheim Multi-Asset Income ETF

Fund Overview
The Guggenheim Multi-Asset Income ETF, NYSE Arca ticker: CVY (the “Fund”) seeks investment results that correspond generally to the performance, before the Fund’s fees and expenses, of an equity index called the Zacks Multi-Asset Income Index (the “Index”).

The Index is comprised of approximately 125 to 150 securities selected, based on investment and other criteria, from a universe of domestic and international companies. The securities comprising the Index include stocks of small and medium-sized companies. The universe of securities within the Index includes U.S. listed common stocks and American depositary receipts (“ADRs”) paying dividends, real estate investment trusts (“REITs”), master limited partnerships (“MLPs”), closed-end funds, Canadian royalty trusts and traditional preferred stocks. The companies in the universe are selected using a proprietary methodology developed by Zacks Investment Research, Inc. The Fund will invest at least 90% of its total assets in securities that comprise the Index and depositary receipts representing securities that comprise the Index (or underlying securities representing ADRs that comprise the Index). The Fund uses a sampling approach in seeking to achieve its objective. Sampling means that the Investment Adviser uses quantitative analysis to select securities from the Index universe to obtain a representative sample of securities that resemble the Index in terms of key risk factors, performance attributes and other characteristics.

Fund Performance
All Fund returns cited—whether based on net asset value (“NAV”) or market price—assume the reinvestment of all distributions. This report discusses the annual fiscal period ended August 31, 2013.

On a market price basis, the Fund generated a total return of 10.99%, which included an increase in market price over the period to $23.33 as of August 31, 2013, from $22.24 on August 31, 2012. On an NAV basis, the Fund generated a total return of 11.20%, which included an increase in NAV over the period to $23.34 as of August 31, 2013, from $22.21 on August 31, 2012. At the end of the period, the Fund’s shares were trading at a market price discount to NAV, which is to be expected from time to time. NAV performance data reflects fees and expenses of the Fund.

For underlying index, domestic equity market and domestic equity income market comparison purposes, the Index returned 12.64%, the S&P 500 Index returned 18.70% and the Dow Jones U.S. Select Dividend Index returned 17.72% for the same period.

The Fund pays distributions quarterly on the last business day of each calendar quarter to shareholders of record two business days earlier. The following distributions per share were paid during the fiscal year ended August 31, 2013:

Payable Date	Amount
September 28, 2012	$0.2840
December 31, 2012	$0.3190
March 28, 2013	$0.3240
June 28, 2013	$0.3700
Total	$1.2970

Performance Attribution
For the 12-month period ended August 31, 2013, the consumer, non-cyclical sector contributed most significantly to the Fund’s return, followed by the industrial sector. The energy and basic materials sectors detracted most from the Fund’s return.

Positions that contributed most significantly to the Fund’s return included Warner Chilcott PLC, a U.S. pharmaceutical company; Nokia OYJ, ADR, which produces and sells mobile telephones, navigation services and related services; and Sinclair Broadcast Group, Inc., a diversified broadcasting company that owns or provides programming services to television stations across the U.S. (none held in the portfolio at period end). Positions that detracted most significantly from the Fund’s return included Northern Tier Energy, LP, an independent downstream energy company; Sandridge Mississippian Trust I, which owns royalty interests in oil and natural gas wells; and Linn Energy, LLC, independent natural gas exploration and production company (1.9%, 0.7% and 0.7%, respectively, of the Fund’s long-term investments at period end).

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RYJ Guggenheim Raymond James SB-1 Equity ETF

Fund Overview
The Guggenheim Raymond James SB-1 Equity ETF, NYSE Arca ticker: RYJ (the “Fund”), seeks investment results that correspond generally to the performance, before the Fund’s fees and expenses, of an equity index called the Raymond James SB-1 Equity Index (the “Index”).

The Index is comprised of all equity securities rated Strong Buy 1 (“SB-1”) by Raymond James & Associates, Inc., an affiliate of Raymond James Research Services, LLC (the “Index Provider”), as of each rebalance and reconstitution date. Index constituents include equity securities of all market capitalizations, as defined by the Index Provider, that trade on a U.S. securities exchange, including common stocks, American depositary receipts (“ADRs”), real estate investment trusts (“REITs”) and master limited partnerships (“MLPs”). The number of securities in the Index may vary depending on the number of equity securities rated SB-1 by Raymond James & Associates, Inc. As of August 31, 2013, the Index consisted of 129 securities with an average market capitalization of $18.7 billion. The Fund will invest at least 80% of its total assets in equity securities. The Fund will invest at least 80% of its total assets in securities that comprise the Index and depositary receipts representing common stocks included in the Index (or underlying securities representing ADRs included in the Index). The Fund generally will invest in all of the securities comprising the Index in proportion to their weightings in the Index.

Fund Performance
All Fund returns cited—whether based on net asset value (“NAV”) or market price—assume the reinvestment of all distributions. This report discusses the annual fiscal period ended August 31, 2013.

On a market price basis, the Fund generated a total return of 29.23%, which included an increase in market price over the period to $29.08 as of August 31, 2013, from $22.58 on August 31, 2012. On an NAV basis, the Fund generated a total return of 29.03%, which included an increase in NAV over the period to $29.06 as of August 31, 2013, from $22.60 on August 31, 2012. At the end of the period the Fund’s shares were trading at a market price premium to NAV, which is to be expected from time to time. NAV performance data reflects fees and expenses of the Fund.

For underlying index and domestic midcap equity market comparison purposes, the Index returned 29.81% and the S&P MidCap 400 Index returned 23.71% for the same period.

The Fund made an annual income distribution of $0.0810 per share on December 31, 2012, to shareholders of record on December 27, 2012.

Performance Attribution
For the 12-month period ended August 31, 2013, the consumer, cyclical sector contributed most significantly to the Fund’s return, followed by the financial sector. The basic materials and utilities sectors contributed least to the Fund’s return. No sector detracted from return.

Positions that contributed most significantly to the Fund’s return included Ctrip.com International Ltd., a consolidator of hotel accommodations and airline tickets in China; Micron Technology, Inc., which manufactures and markets dynamic random access memory chips and other semiconductor components; and Saia, Inc., which provides trucking transportation to the retail, petrochemical and manufacturing industries (0.8%, 0.8% and 0.8%, respectively, of long-term investments at period end). Positions that detracted most significantly from the Fund’s return included Vocus, Inc., which provides web-based software for public relations automation; The Active Network, Inc., a provider of cloud-based participant management solutions that support activities, meetings and events globally; and VeriFone Systems, Inc., a global provider of technology that enables electronic payment transactions and value-added services at the point of sale (none held in the portfolio at period end).

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CSD Guggenheim Spin-Off ETF

Fund Overview
The Guggenheim Spin-Off ETF, NYSE Arca ticker: CSD (the “Fund”) seeks investment results that correspond generally to the performance, before the Fund’s fees and expenses, of an equity index called the Beacon Spin-Off Index (the “Index”).

The Index is comprised of approximately 28 securities selected, based on investment and other criteria, from a broad universe of U.S.-traded stocks, American depositary receipts (“ADRs”) and master limited partnerships (“MLPs”). The universe of companies eligible for inclusion in the Index includes companies that have been spun-off within the past 30 months (but not more recently than six months prior to the applicable rebalancing date), without limitations on market capitalization (including micro-cap securities), but which are primarily small- and mid-cap companies with capitalizations under $10.0 billion. Beacon Indexes LLC defines a spin-off company as any company resulting from either of the following events: a spin-off distribution of stock of a subsidiary company by its parent company to parent company shareholders or equity “carve-outs” or “partial initial public offerings” in which a parent company sells a percentage of the equity of a subsidiary to public shareholders. The Fund will invest at least 90% of its total assets in common stock, ADRs and MLPs that comprise the Index and depositary receipts representing common stocks included in the Index (or underlying securities representing ADRs included in the Index). The Fund generally will invest in all of the stocks comprising the Index in proportion to their weightings in the Index.

Fund Performance
All Fund returns cited—whether based on net asset value (“NAV”) or market price—assume the reinvestment of all distributions. This report discusses the annual fiscal period ended August 31, 2013.

On a market price basis, the Fund generated a total return of 43.16%, which included an increase in market price over the period to $38.01 as of August 31, 2013, from $26.62 on August 31, 2012. On an NAV basis, the Fund generated a total return of 43.41%, which included an increase in NAV over the period to $37.96 as of August 31, 2013, from $26.54 on August 31, 2012. At the end of the period, the Fund’s shares were trading at a market price premium to NAV, which is to be expected from time to time. NAV performance data reflects fees and expenses of the Fund.

For underlying index, domestic market and midcap market capitalization comparison purposes, the Index returned 44.70%, the S&P 500 Index returned 18.70%, and the Russell Midcap Index returned 24.98% for the same period.

The Fund made an annual income distribution of $0.0780 per share on December 31, 2012, to shareholders of record on December 27, 2012.

Performance Attribution
For the 12-month period ended August 31, 2013, the communications sector contributed most significantly to the Fund’s return, followed by the industrial sector. Basic materials was the only sector that detracted from the Fund’s return.

Positions that contributed most significantly to the Fund’s return included Fiesta Restaurant Group, Inc., which owns and operates a chain of restaurants (4.1% of the Fund’s long-term investments at period end); LIN Media, LLC, a television company covering the U.S. and Puerto Rico (not held in the portfolio at period end); and Phoenix New Media Ltd., a new media company that provides premium content on an integrated platform across Internet, mobile and TV channels in China (7.0% of the Fund’s long-term investments at period end). Positions that detracted most significantly from the Fund’s return included Orchard Supply Hardware Stores Corp., which operates full-service hardware stores in California (not held in the portfolio at period end); Lone Pine Resources, Inc., an independent oil and gas exploration, development and production company based in Canada (0.2% of the Fund’s long-term investments at period end); and Kraft Foods Group, Inc., a food company that focuses on consumer packaged food and beverages for grocery stores in North America (4.3% of the Fund’s long-term investments at period end).

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MANAGEMENT DISCUSSION OF FUND PERFORMANCE continued	August 31, 2013

WMCR Wilshire Micro-Cap ETF

Fund Overview
The Wilshire Micro-Cap ETF, NYSE ticker: WMCR (the “Fund”) seeks investment results that correspond generally to the performance, before the Fund’s fees and expenses, of an equity index called the Wilshire US Micro-Cap IndexSM (the “Index”).

The Index is a rules-based index comprised of, as of August 31, 2013, approximately 2,200 securities of micro-capitalization companies, including Real Estate Investment Trusts (“REITs”) and Business Development Companies (“BDCs”), as defined by Wilshire Associates Incorporated. The Index is designed to represent micro-sized companies and is a subset of the Wilshire 5000 Total Market IndexSM (the “Wilshire 5000”). The Index represents a float-adjusted, market capitalization-weighted index of the issues ranked below 2500 by market capitalization of the Wilshire 5000.

Under normal conditions, the Fund will invest at least 80% of its total assets in micro-capitalization companies. In addition, the Fund will invest at least 80% of its total assets in equity securities that comprise the Index. The Fund uses a sampling approach in seeking to achieve its investment objective. Sampling means that the Investment Adviser uses quantitative analysis to select securities from the Index universe to obtain a representative sample of securities that resemble the Index in terms of key risk factors, performance attributes and other characteristics.

Fund Performance
All Fund returns cited—whether based on net asset value (“NAV”) or market price—assume the reinvestment of all distributions. This report discusses the annual fiscal period ended August 31, 2013.

On a market price basis, the Fund generated a total return of 31.12%, which included an increase in market price over the period to $23.42 as of August 31, 2013, from $18.06 on August 31, 2012. On an NAV basis, the Fund generated a total return of 30.32%, which included an increase in NAV over the period to $23.38 as of August 31, 2013, from $18.14 on August 31, 2012. At the end of the period, the Fund’s shares were trading at a market price premium to NAV, which is to be expected from time to time. NAV performance data reflects fees and expenses of the Fund.

For underlying index comparison purposes, the Index returned 30.38% for the same period. For domestic equity market and small cap market comparison purposes, the S&P 500 Index returned 18.70% and the Russell 2000 Index returned 26.30% for the same period.

The Fund made an annual income distribution of $0.2050 per share on December 31, 2012, to shareholders of record on December 27, 2012.

Performance Attribution
For the 12-month period ended August 31, 2013, the financial sector contributed most significantly to the Fund’s return, followed by the consumer, non-cyclical sector. The diversified sector was the only detractor from the Fund’s return.

Positions that contributed most significantly to the Fund’s return included ACADIA Pharmaceuticals, Inc., biopharmaceutical company focused on the discovery, development and commercialization of small molecule drugs for the treatment of central nervous system disorders (0.9% of the Fund’s long-term investments at period end); Independent Bank Corporation, a Michigan-based commercial bank holding company (0.1% of the Fund’s long-term investments at period end); and Sarepta Therapeutics, Inc., a biopharmaceutical company focused on the discovery and development of unique RNA-based therapeutics for the treatment of both rare and infectious diseases (not held in the portfolio at period end). Positions that detracted most significantly from the Fund’s return included American Realty Capital Properties, Inc., a real estate investment trust; Vista Gold Corp., an international gold mining company; and Glu Mobile, Inc., which develops and publishes mobile games globally (2.2%, 0.1% and 0.1%, respectively, of the Fund’s long-term investments at period end).

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MANAGEMENT DISCUSSION OF FUND PERFORMANCE continued	August 31, 2013

WREI Wilshire US REIT ETF

Fund Overview
The Wilshire US REIT ETF, NYSE Arca ticker: WREI (the “Fund”) seeks investment results that correspond generally to the performance, before the Fund’s fees and expenses, of an equity index called the Wilshire US Real Estate Investment Trust IndexSM (the “Index”).

The Index is a rules-based index comprised of, as of August 31, 2013, 106 securities, which may include securities of companies of all categories of market capitalizations, (subject to certain minimum market capitalization requirements), as defined by Wilshire Associates Incorporated (“Wilshire”). The Index is comprised primarily of real estate investment trusts (“REITs”) and is derived from the broader Wilshire 5000 Total Market IndexSM. The Index is weighted by float-adjusted market capitalization. The Fund will invest at least 80% of its total assets in equity securities that comprise the Index. The Fund generally will invest in all of the securities comprising the Index in proportion to their weightings in the Index.

Fund Performance
All Fund returns cited—whether based on net asset value (“NAV”) or market price—assume the reinvestment of all distributions. This report discusses the annual fiscal period ended August 31, 2013.

On a market price basis, the Fund generated a total return of -0.04%, which included a decrease in market price over the period to $35.69 as of August 31, 2013, from $36.72 on August 31, 2012. On an NAV basis, the Fund generated a total return of -0.30%, which included a decrease in NAV over the period to $35.53 as of August 31, 2013, from $36.65 on August 31, 2012. At the end of the period the Fund’s shares were trading at a market price premium to NAV, which is to be expected from time to time. NAV performance data reflects fees and expenses of the Fund.

For underlying index and domestic equity REIT market comparison purposes, the Index returned 0.08% and the FTSE NAREIT Equity REIT Index returned 1.44% for the same period.

The Fund pays distributions quarterly on the last business day of each calendar quarter to shareholders of record two business days earlier. Per share distributions paid since the last fiscal period ended August 31, 2013, were:

Date	Amount
September 28, 2012	$0.2340
December 31, 2012	$0.2970
March 28, 2013	$0.2130
June 28, 2013	$0.3000
Total	$1.0440

Performance Attribution
More than 99% of the Fund’s holdings are categorized in the financial sector, which had a positive return for the 12-month period ended August 31, 2013, contributing to the Fund’s return. Positions that contributed most significantly to the Fund’s performance included Health Care REIT, Inc., which invests in senior housing and health care real estate and provides property management and development services; Public Storage, which acquires, develops and operates self-storage facilities; and Host Hotels & Resorts, Inc., real estate trust which owns or holds controlling interests in upscale and luxury full-service hotel lodging properties (3.9%, 5.0% and 2.9%, respectively, of total long-term investments at period end). Positions that detracted most significantly from the Fund’s performance included Simon Property Group, Inc., which invests in regional malls, community/lifestyle centers and international properties in North America, Europe and Asia; Equity Residential, a real estate investment trust which acquires, develops, and manages apartment complexes in the U.S.; and Digital Realty Trust, Inc., which owns, acquires, repositions and manages technology-related real estate (10.2%, 4.2% and 1.6%, respectively, of total long-term investments at period end).

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August 31, 2013

Risks and Other Considerations
The views expressed in this report reflect those of the portfolio managers and Guggenheim Funds Investment Advisors, LLC only through the report period as stated on the cover. These views are subject to change at any time, based on market and other conditions and should not be construed as a recommendation of any kind. The material may also contain forward looking statements that involve risk and uncertainty, and there is no guarantee they will come to pass.

This information does not represent an offer to sell securities of the Funds and it is not soliciting an offer to buy securities of the Funds. An investment in the various Guggenheim Funds ETFs is subject to certain risks and other considerations. Below are some general risks and considerations associated with investing in a Fund, which may cause you to lose money, including the entire principal that you invest. Please refer to the individual ETF prospectus for a more detailed discussion of Fund-specific risks and considerations.

Investment Risk. An investment in a Fund is subject to investment risk, including the possible loss of the entire principal amount that you invest.

Equity Risk. The value of the securities held by each Fund may fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by each Fund participate, or factors relating to specific companies in which such Fund invests.

Foreign Investment Risk. A Fund’s investments in non-U.S. issuers, although limited to ADRs and GDRs (EEB only), may involve unique risks compared to investing in securities of U.S. issuers, including, among others, greater market volatility than U.S. securities and less complete financial information than for U.S. issuers. In addition, adverse political, economic or social developments could undermine the value of such Fund’s investments or prevent such Fund from realizing the full value of its investments. Financial reporting standards for companies based in foreign markets differ from those in the U.S. Finally, the value of the currency of the country in which a Fund has invested could decline relative to the value of the U.S. dollar, which may affect the value of the investment to U.S. investors. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.

Emerging Markets Risk: Investment in securities of issuers based in developing or “emerging market” countries entails all of the risks of investing in securities of non-U.S. issuers, as previously described, but to a heightened degree.

Micro-, Small and Medium-Sized Company Risk: Investing in securities of these companies involves greater risk as their stocks may be more volatile and less liquid than investing in more established companies. These stocks may have returns that vary, sometimes significantly, from the overall stock market. Micro-cap companies may be newly formed, less developed and there may be less available information about the company.

MLP Risk. Investments in securities of MLPs involve risks that differ from an investment in common stock. Holders of the units of MLPs have more limited control and limited rights to vote on matters affecting the partnership. There are also certain tax risks associated with an investment in units of MLPs. In addition, conflicts of interest may exist between common unit holders, subordinated unit holders and the general partner of a MLP, including a conflict arising as a result of incentive distribution payments.

Portfolio Turnover Risk. Certain Funds may engage in active and frequent trading of its portfolio securities in connection with the rebalancing of their respective index, and therefore such Fund’s investments. A portfolio turnover rate of 200%, for example, is equivalent to a Fund buying and selling all of its securities two times during the course of the year. A high portfolio turnover rate (such as 100% or more) could result in high brokerage costs. While a high portfolio turnover rate can result in an increase in taxable capital gains distributions to a Fund’s shareholders, such Fund will seek to utilize the creation and redemption in kind mechanism to minimize capital gains to the extent possible.

Replication Management Risk. The Funds are not “actively” managed. Therefore, it would not necessarily sell a security because the stock’s issuer was in financial trouble unless that stock is removed from such Fund’s Index.

Non-Correlation Risk: A Fund’s return may not match the return of such Fund’s index for a number of reasons. For example, the Fund incurs a number of operating expenses not applicable to the Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Index. A Fund may not be fully invested at times, either as a result of cash flows into such Fund or reserves of cash held by a Fund to meet redemptions and expenses. If a Fund utilizes a sampling approach or futures or other derivative positions, its return may not correlate as well with the return on the Index, as would be the case if it purchased all of the securities in the Index with the same weightings as the Index.

Issuer-Specific Changes: The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. The value of securities of smaller issuers can be more volatile than that of larger issuers.

Non-Diversified Fund Risk. Certain Funds are considered non-diversified and can invest a greater portion of assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in share price than would occur in a diversified fund.

Concentration Risk. If the Index concentrates in an industry or group of industries the Fund’s investments will be concentrated accordingly. In such event, the value of the Fund’s Shares may rise and fall more than the value of shares of a fund that invests in securities of companies in a broader range of industries.

The Guggenheim BRIC ETF is also subject to risks incurred by investing in companies that are located in Brazil, Russia, India and China. Brazil has experienced substantial economic instability resulting from, among other things, periods of very high inflation, persistent structural public sector deficits and significant devaluations of the currency of Brazil, which have led to a high degree of price volatility in both the Brazilian equity and foreign currency markets. Investing in securities of Russian companies involves additional risks, including, among others, the absence of developed legal structures governing private or foreign investments and private property and the possibility of the loss of all or a substantial portion of the Fund’s assets invested in Russia as a result of expropriation. Investing in securities of Indian companies involves additional risks, including, but not limited to greater price volatility, substantially less liquidity and significantly smaller market capitalization of securities markets, more substantial governmental involvement in the economy, higher rates of inflation and greater political, economic and social uncertainty. Investing in securities of Chinese companies involves additional risks, including, but not limited to: the economy of China differs, often unfavorably, from the U.S. economy in such

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August 31, 2013

respects as structure, general development, government involvement, wealth distribution, rate of inflation, growth rate, allocation of resources and capital reinvestment, among others. As an investor in such companies, the Fund is indirectly subject to those risks.

The Guggenheim Multi-Asset Income ETF is also subject to risks incurred by investing in preferred stocks—some that may be rated below investment grade, REITs, and other investment companies.

Guggenheim Raymond James SB-1 Equity ETF is also subject to risks relating to Raymond James & Associates Equity Securities Ratings. The Fund will seek to construct and maintain a portfolio consisting of the equity securities rated SB-1 by Raymond James & Associates analysts. Changes in the ratings methodologies or in the scope of equity research by Raymond James & Associates may have an adverse effect on the ability of the Fund to pursue its investment strategy.

Recent Market Developments Risk. Global and domestic financial markets have experienced periods of unprecedented turmoil. Recently, markets have witnessed more stabilized economic activity as expectations for an economic recovery increased. However, risks to a robust resumption of growth persist. Continuing uncertainty as to the status of the euro and the European Monetary Union has created significant volatility in currency and financial markets generally. A return to unfavorable economic conditions or sustained economic slowdown could adversely impact the Funds portfolios. Financial market conditions, as well as various social and political tensions in the US and around the world, have contributed to increased market volatility and may have long-term effects on the US and worldwide financial markets and cause further economic uncertainties or deterioration in the US and worldwide. The Investment Adviser does not know how long the financial markets will continue to be affected by these events and cannot predict the effects of these or similar events in the future on the US and global economies and securities markets.

There is no assurance that the requirements of the NYSE Arca necessary to maintain the listing of the Funds will continue to be met or will remain unchanged.

In addition to the risks described above, there are certain other risks related to investing in the Funds. These risks are described further in the Prospectus and Statement of Additional Information and at guggenheiminvestments.com.

16 | CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT

FUND SUMMARY & PERFORMANCE (Unaudited)	August 31, 2013

EEB Guggenheim BRIC ETF

Fund Statistics
Share Price	$31.92
Net Asset Value	$31.99
Premium/Discount to NAV	-0.22%
Net Assets ($000)	$212,774

Total Returns
		Three	Five	Since
	One	Year	Year	Inception
(Inception 9/21/06)	Year	(Annualized)	(Annualized)	(Annualized)
Guggenheim BRIC ETF
NAV	-3.03%	-4.60%	-3.07%	6.06%
Market	-3.04%	-4.68%	-3.12%	6.03%
The BNY Mellon
BRIC Select
ADR Index	-2.47%	-4.10%	-2.56%	6.68%
MSCI Emerging
Markets
Index	0.54%	1.09%	1.88%	5.04%

Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown. NAV performance data reflects fees and expenses of the Fund. The deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares is not reflected in the total returns. For the most recent month-end performance figures, please visit guggenheiminvestments.com. The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Since inception returns assume a purchase of the Fund at the initial share price of $24.58 per share for share price returns or initial net asset value (NAV) of $24.58 per share for NAV returns. Returns for periods of less than one year are not annualized.

The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. The referenced indices are unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees or expenses.

Per the most recent prospectus, the Fund’s annualized gross operating expense ratio, gross of any fee waivers or expense reimbursements, was 0.66%. In the Financial Highlights section of this Annual Report, the Fund’s annualized net operating expense ratio was 0.64% while the Fund’s annualized gross operating expense ratio, gross of any fee waivers or expense reimbursements, was 0.64%. There is a contractual fee waiver currently in place for this Fund through December 31, 2015 to the extent necessary in keeping the Fund’s operating expense ratio from exceeding 0.60% of average net assets per year. Some expenses fall outside of this expense cap and actual expenses may be higher than 0.60%. Without this expense cap, actual returns would be lower.

Portfolio Breakdown	% of Net Assets
Communications	27.2%
Energy	21.7%
Financial	15.5%
Basic Materials	12.8%
Consumer, Non-cyclical	10.9%
Technology	6.1%
Utilities	2.8%
Industrial	1.3%
Consumer, Cyclical	1.2%
Total Common and Preferred Stocks	99.5%
Exchange Traded Fund	0.2%
Investments of Collateral for Securities Loaned	12.9%
Total Investments	112.6%
Liabilities in excess of Other Assets	-12.6%
Net Assets	100.0%

% of Long-Term
Top Ten Holdings	Investments
China Mobile Ltd., ADR	9.7%
Baidu, Inc., ADR	5.6%
CNOOC Ltd., ADR	5.5%
Itau Unibanco Holding SA, ADR - Preferred	5.2%
Petroleo Brasileiro SA, ADR - Preferred	5.2%
Vale SA, ADR - Preferred	4.7%
Cia de Bebidas das Americas, ADR - Preferred	4.6%
Infosys Ltd., ADR	3.9%
Petroleo Brasileiro SA, ADR	3.8%
PetroChina Co. Ltd., ADR	3.4%

Portfolio breakdown is shown as a percentage of net assets. Holdings is shown as a percentage of long-term investments. Both are subject to change daily. For more current Fund information, please visit guggenheiminvestments.com. The above summaries are provided for informational purposes only, and should not be viewed as recommendations.

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FUND SUMMARY & PERFORMANCE (Unaudited) continued	August 31, 2013

EEB   Guggenheim BRIC ETF continued

This graph compares a hypothetical $10,000 investment in the Fund, made at its inception, with a similar investment in the MSCI Emerging Markets Index. Results include the reinvestment of all dividends and capital gains. Past performance is no guarantee of future results. The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. The referenced index is unmanaged. It is not possible to invest directly in the MSCI Emerging Market Index. Investment return and principal value will fluctuate with changes in market conditions and other factors and Fund shares, when redeemed, may be worth more or less than their original investment.

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FUND SUMMARY & PERFORMANCE (Unaudited) continued	August 31, 2013

DEF Guggenheim Defensive Equity ETF

Fund Statistics
Share Price	$32.41
Net Asset Value	$32.42
Premium/Discount to NAV	-0.03%
Net Assets ($000)	$124,830

Total Returns
		Three	Five	Since
(Inception	One	Year	Year	Inception
12/15/06)	Year	(Annualized)	(Annualized)	(Annualized)
Guggenheim Defensive Equity ETF
NAV	13.81%	15.86%	8.07%	5.88%
Market	13.62%	15.81%	8.01%	5.87%
Sabrient Defensive
Equity Index	14.34%	16.52%	8.78%	6.59%
S&P 500 Index	18.70%	18.40%	7.31%	4.28%

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. NAV performance data reflects fees and expenses of the Fund. The deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares is not reflected in the total returns. For the most recent month-end performance figures, please visit guggenheiminvestments.com. The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Since inception returns assume a purchase of the Fund at the initial share price of $25.07 per share for share price returns or initial net asset value (NAV) of $25.07 per share for NAV returns. Returns for periods of less than one year are not annualized.

The Standard and Poor’s 500 Index (S&P 500®) is a broad-based index, the performance of which is based on the performance of 500 widely held common stocks chosen for market size, liquidity and industry group representation. The referenced indices are unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees or expenses.

Per the most recent prospectus, the Fund’s annualized gross operating expense ratio, gross of any fee waivers or expense reimbursements, was 0.85%. In the Financial Highlights section of this Annual Report, the Fund’s annualized net operating expense ratio was 0.65%, while the Fund’s annualized gross operating expense ratio, gross of any fee waivers or expense reimbursements, was 0.78%. There is a contractual fee waiver currently in place for this Fund through December 31, 2015 to the extent necessary in keeping the Fund’s operating expense ratio from exceeding 0.60% of average net assets per year. Some expenses fall outside of this expense cap and actual expenses will be higher than 0.60%. Without this expense cap, actual returns would be lower.

Portfolio Breakdown	% of Net Assets
Utilities	18.5%
Energy	18.4%
Consumer, Non-cyclical	16.9%
Communications	13.0%
Consumer, Cyclical	11.8%
Financial	9.0%
Technology	6.1%
Industrial	5.0%
Basic Materials	1.1%
Total Common Stocks, Preferred Stocks and
Master Limited Partnerships	99.8%
Investments of Collateral for
Securities Loaned	4.8%
Total Investments	104.6%
Liabilities in excess of Other Assets	-4.6%
Net Assets	100.0%

% of Long-Term
Top Ten Holdings	Investments
VimpelCom Ltd., ADR	1.1%
Sunoco Logistics Partners, LP	1.1%
Seadrill Ltd.	1.1%
LyondellBasell Industries NV	1.1%
China Mobile Ltd., ADR	1.1%
KT Corp., ADR	1.1%
Magna International, Inc.	1.0%
Royal Dutch Shell PLC, ADR	1.0%
Computer Sciences Corp.	1.0%
Humana, Inc.	1.0%

Portfolio breakdown is shown as a percentage of net assets. Holdings are shown as a percentage of long-term investments. Both are subject to change daily. For more current Fund information, please visit guggenheiminvestments.com. The above summaries are provided for informational purposes only, and should not be viewed as recommendations.

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FUND SUMMARY & PERFORMANCE (Unaudited) continued	August 31, 2013

DEF Guggenheim Defensive Equity ETF continued

This graph compares a hypothetical $10,000 investment in the Fund, made at its inception, with a similar investment in the S&P 500 Index. Results include the reinvestment of all dividends and capital gains. Past performance is no guarantee of future results. The S&P 500 Index is a broad-based index, the performance of which is based on the performance of 500 widely held common stocks chosen for market size, liquidity and industry group representation. The referenced index is unmanaged. It is not possible to invest directly in the S&P 500 Index. Investment return and principal value will fluctuate with changes in market conditions and other factors and Fund shares, when redeemed, may be worth more or less than their original investment.

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FUND SUMMARY & PERFORMANCE (Unaudited) continued	August 31, 2013

NFO Guggenheim Insider Sentiment ETF

Fund Statistics
Share Price	$41.09
Net Asset Value	$41.15
Premium/Discount to NAV	-0.15%
Net Assets ($000)	$131,700

Total Returns
		Three	Five	Since
	One	Year	Year	Inception
(Inception 9/21/06)	Year	(Annualized)	(Annualized)	(Annualized)
Guggenheim Insider Sentiment ETF
NAV	22.94%	18.81%	10.78%	8.83%
Market	22.69%	18.77%	10.77%	8.81%
Sabrient Insider
Sentiment
Index	23.61%	19.45%	11.48%	9.50%
S&P 500 Index	18.70%	18.40%	7.31%	5.30%

Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown. NAV performance data reflects fees and expenses of the Fund. The deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares is not reflected in the total returns. For the most recent month-end performance figures, please visit guggenheiminvestments.com. The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Since inception returns assume a purchase of the Fund at the initial share price of $25.14 per share for share price returns or initial net asset value (NAV) of $25.14 per share for NAV returns. Returns for periods of less than one year are not annualized.

The Standard and Poor’s 500 Index (S&P 500®) is a broad-based index, the performance of which is based on the performance of 500 widely held common stocks chosen for market size, liquidity and industry group representation. The referenced indices are unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees or expenses.

Per the most recent prospectus, the Fund’s annualized gross operating expense ratio, gross of any fee waivers or expense reimbursements, was 0.78%. In the Financial Highlights section of the Annual Report, the Fund’s annualized net operating expense ratio was 0.65%, while the Fund’s annualized gross operating expense ratio, gross of any fee waivers or expense reimbursements, was 0.77%. There is a contractual fee waiver in place for this Fund through December 31, 2015 to the extent necessary in keeping the Fund’s operating expense ratio from exceeding 0.60% of average net assets per year. Some expenses fall outside of this expense cap and actual expenses will be higher than 0.60%. Without this expense cap, actual returns would be lower.

Portfolio Breakdown	% of Net Assets
Consumer, Cyclical	20.6%
Financial	19.2%
Consumer, Non-cyclical	16.2%
Energy	9.6%
Industrial	9.1%
Technology	7.4%
Communications	7.0%
Basic Materials	5.7%
Utilities	4.8%
Total Common Stocks and Master Limited Partnerships	99.6%
Exchange Traded Fund	0.2%
Investments of Collateral for Securities Loaned	3.9%
Total Investments	103.7%
Liabilities in excess of Other Assets	-3.7%
Net Assets	100.0%

% of Long-Term
Top Ten Holdings	Investments
iGATE Corp.	1.6%
ServiceSource International, Inc.	1.4%
Herbalife Ltd.	1.4%
Calix, Inc.	1.2%
Rex Energy Corp.	1.2%
VMware, Inc., Class A	1.2%
Celgene Corp.	1.2%
Chesapeake Energy Corp.	1.2%
Lithia Motors, Inc., Class A	1.2%
Lincoln National Corp.	1.2%

Portfolio breakdown is shown as a percentage of net assets. Holdings are shown as a percentage of long-term investments. Both are subject to change daily. For more current Fund information, please visit guggenheiminvestments.com. The above summaries are provided for informational purposes only, and should not be viewed as recommendations.

CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT | 21

FUND SUMMARY & PERFORMANCE (Unaudited) continued	August 31, 2013

NFO Guggenheim Insider Sentiment ETF continued

This graph compares a hypothetical $10,000 investment in the Fund, made at its inception, with a similar investment in the S&P 500 Index. Results include the reinvestment of all dividends and capital gains. Past performance is no guarantee of future results. The S&P 500 Index is a broad-based index, the performance of which is based on the performance of 500 widely held common stocks chosen for market size, liquidity and industry group representation. The referenced index is unmanaged. It is not possible to invest directly in the S&P 500 Index. Investment return and principal value will fluctuate with changes in market conditions and other factors and Fund shares, when redeemed, may be worth more or less than their original investment.

22 | CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT

FUND SUMMARY & PERFORMANCE (Unaudited) continued	August 31, 2013

CZA Guggenheim Mid-Cap Core ETF

Fund Statistics
Share Price	$40.48
Net Asset Value	$40.44
Premium/Discount to NAV	0.10%
Net Assets ($000)	$88,977

Total Returns
		Three	Five	Since
	One	Year	Year	Inception
(Inception 4/2/07)	Year	(Annualized)	(Annualized)	(Annualized)
Guggenheim Mid-Cap Core ETF
NAV	25.30%	19.81%	11.91%	8.33%
Market	25.20%	19.77%	11.75%	8.35%
Zacks Mid-Cap
Core Index	27.26%	21.28%	13.49%	9.66%
S&P 500 Index	18.70%	18.40%	7.31%	4.44%
Russell Midcap
Index	24.98%	19.75%	9.04%	5.73%
S&P MidCap
400 Index	23.71%	19.68%	9.42%	6.91%

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. NAV performance data reflects fees and expenses of the Fund. The deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares is not reflected in the total returns. For the most recent month-end performance figures, please visit guggenheiminvestments.com. The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Since inception returns assume a purchase of the Fund at the initial share price of $25.09 per share for share price returns or initial net asset value (NAV) of $25.09 per share for NAV returns. Returns for periods of less than one year are not annualized.

The Standard and Poor’s 500 Index (S&P 500®) is a broad-based index, the performance of which is based on the performance of 500 widely held common stocks chosen for market size, liquidity and industry group representation. The Russell Midcap Index measures the performance of the mid-cap segment of the U.S. equity universe. The Russell Midcap is a subset of the Russell 1000® Index. It includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership. The Russell Midcap represents approximately 31% of the total market capitalization of the Russell 1000 companies. The S&P MidCap 400® provides investors with a benchmark for mid-sized companies. The index covers over 7% of the U.S. equity market, and seeks to remain an accurate measure of midsized companies, reflecting the risk and return characteristics of the broader mid-cap universe on an on-going basis. The referenced indices are unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees or expenses.

Per the most recent prospectus, the Fund’s annualized gross operating expense ratio, gross of any fee waivers or expense reimbursements, was 1.01%. In the Financial Highlights section of this Annual Report, the Fund’s annualized net operating expense ratio was determined to be 0.65% while the Fund’s annualized gross operating expense ratio, gross of any fee waivers or expense reimbursements, was 0.83%. There is a contractual fee waiver currently in place for this Fund through December 31, 2015 to the extent necessary in keeping the Fund’s operating expense ratio from exceeding 0.60% of average net assets per year. Some expenses fall outside of this expense cap and actual expenses will be higher than 0.60%. Without this expense cap, actual returns would be lower.

Portfolio Breakdown	% of Net Assets
Financial	19.2%
Industrial	16.4%
Utilities	13.5%
Technology	12.5%
Consumer, Non-cyclical	12.1%
Energy	7.9%
Consumer, Cyclical	7.3%
Basic Materials	5.7%
Communications	5.2%
Total Common Stocks and Master Limited Partnerships	99.8%
Exchange Traded Fund	0.1%
Total Long-Term Investments	99.9%
Investments of Collateral for Securities Loaned	0.0%	*
Total Investments	99.9%
Other Assets in excess of Liabilities	0.1%
Net Assets	100.0%
* Less than 0.1%.

% of Long-Term
Top Ten Holdings	Investments
Agilent Technologies, Inc.	2.8%
Ross Stores, Inc.	2.6%
Analog Devices, Inc.	2.5%
Rockwell Automation, Inc.	2.4%
Fidelity National Information Services, Inc.	2.3%
Nielsen Holdings NV (Netherlands)	2.3%
Xerox Corp.	2.1%
Eastman Chemical Co.	2.1%
Magellan Midstream Partners, LP	2.1%
DTE Energy Co.	2.0%

Portfolio breakdown is shown as a percentage of net assets. Holdings are shown as a percentage of long-term investments. Both are subject to change daily. For more current Fund information, please visit guggenheiminvestments.com. The above summaries are provided for informational purposes only, and should not be viewed as recommendations.

CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT | 23

FUND SUMMARY & PERFORMANCE (Unaudited) continued	August 31, 2013

CZA Guggenheim Mid-Cap Core ETF continued

This graph compares a hypothetical $10,000 investment in the Fund, made at its inception, with a similar investment in the S&P 500 Index. Results include the reinvestment of all dividends and capital gains. Past performance is no guarantee of future results. The S&P 500 Index is a broad based index, the performance of which is based on the performance of 500 widely held common stocks chosen for market size, liquidity and industry group representation. The referenced index is unmanaged. It is not possible to invest directly in the S&P 500 Index. Investment return and principal value will fluctuate with changes in market conditions and other factors and Fund shares, when redeemed, may be worth more or less than their original investment.

24 | CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT

FUND SUMMARY & PERFORMANCE (Unaudited) continued	August 31, 2013

CVY Guggenheim Multi-Asset Income ETF

Fund Statistics
Share Price	$23.33
Net Asset Value	$23.34
Premium/Discount to NAV	-0.04%
Net Assets ($000)	$1,125,195

Total Returns
		Three	Five	Since
	One	Year	Year	Inception
(Inception 9/21/06)	Year	(Annualized)	(Annualized)	(Annualized)
Guggenheim Multi-Asset Income ETF
NAV	11.20%	14.44%	8.55%	4.90%
Market	10.99%	14.39%	8.52%	4.88%
Zacks Multi-Asset
Income Index	12.64%	15.57%	9.53%	5.84%
S&P 500 Index	18.70%	18.40%	7.31%	5.30%
Dow Jones
U.S. Select
Dividend
Index	17.72%	18.26%	8.75%	4.20%

Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown. NAV performance data reflects fees and expenses of the Fund. The deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares is not reflected in the total returns. For the most recent month-end performance figures, please visit guggenheiminvestments.com. The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Since inception returns assume a purchase of the Fund at the initial share price of $24.96 per share for share price returns or initial net asset value (NAV) of $24.96 per share for NAV returns. Returns for periods of less than one year are not annualized.

The Standard and Poor’s 500 Index (S&P 500®) is a broad-based index, the performance of which is based on the performance of 500 widely held common stocks chosen for market size, liquidity and industry group representation. The Dow Jones U.S. Select Dividend Index represents the country’s leading stocks by dividend yield. The referenced indices are unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees or expenses.

Per the most recent prospectus, the Fund’s annualized gross operating expense ratio, gross of any fee waivers or expense reimbursements, was 0.86%. In the Financial Highlights section of this Annual Report, the Fund’s annualized net operating expense ratio was 0.65% while the Fund’s annualized gross operating expense ratio, gross of any fee waivers or expense reimbursements, was 0.72%. There is a contractual fee waiver currently in place for this Fund through December 31, 2015 to the extent necessary in keeping the Fund’s operating expense ratio from exceeding 0.60% of average net assets per year. Some expenses fall outside of this expense cap and actual expenses may be higher than 0.60%. Without this expense cap, actual returns would be lower.

Portfolio Breakdown	% of Net Assets
Financial	21.7%
Energy	21.2%
Consumer, Non-cyclical	10.0%
Basic Materials	9.3%
Utilities	7.9%
Industrial	6.9%
Technology	5.0%
Communications	4.3%
Consumer, Cyclical	3.7%
Common Stocks, Convertible Preferred Stocks, Preferred Stocks,
Royalty Trusts and Master Limited Partnerships	90.0%
Exchange Traded Funds	0.2%
Closed End Funds	9.2%
Total Long-Term Investments	99.4%
Investments of Collateral for Securities Loaned	7.6%
Total Investments	107.0%
Liabilities in excess of Other Assets	-7.0%
Net Assets	100.0%

% of Long-Term
Top Ten Holdings	Investments
Northern Tier Energy, LP	1.9%
Penn West Petroleum Ltd.	1.2%
Pengrowth Energy Corp.	1.2%
Lockheed Martin Corp.	1.2%
Raytheon Co.	1.2%
Cliffs Natural Resources	1.1%
Vodafone Group PLC, ADR	1.1%
Total SA, ADR	1.1%
Dow Chemical Co.	1.1%
ConocoPhillips	1.1%

Portfolio breakdown is shown as a percentage of net assets. Holdings is shown as a percentage of long-term investments. Both are subject to change daily. For more current Fund information, please visit guggenheiminvestments.com.The above summaries are provided for informational purposes only, and should not be viewed as recommendations.

CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT | 25

FUND SUMMARY & PERFORMANCE (Unaudited) continued	August 31, 2013

CVY Guggenheim Multi-Asset Income ETF (continued)

This graph compares a hypothetical $10,000 investment in the Fund, made at its inception, with a similar investment in the S&P 500 Index. Results include the reinvestment of all dividends and capital gains. Past performance is no guarantee of future results. The S&P 500 Index is a broad-based index, the performance of which is based on the performance of 500 widely held common stocks chosen for market size, liquidity and industry group representation. The referenced index is unmanaged. It is not possible to invest directly in the S&P 500 Index. Investment return and principal value will fluctuate with changes in market conditions and other factors and Fund shares, when redeemed, may be worth more or less than their original investment.

26 | CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT

FUND SUMMARY & PERFORMANCE (Unaudited) continued	August 31, 2013

RYJ Guggenheim Raymond James SB-1 Equity ETF

Fund Statistics
Share Price	$29.08
Net Asset Value	$29.06
Premium/Discount to NAV	0.07%
Net Assets ($000)	$148,866

Total Returns
Performance
inclusive of		Three	Five	Since
Predecessor Fund	One	Year	Year	Inception
(Inception 5/19/06)	Year	(Annualized)	(Annualized)	(Annualized)
Guggenheim Raymond James SB-1 Equity ETF
NAV	29.03%	22.31%	10.59%	7.45%
Market	29.23%	22.36%	10.72%	6.95%
Raymond James
SB-1 Equity
Index	29.81%	23.15%	11.53%	8.48%
S&P MidCap
400 Index	23.71%	19.68%	9.42%	7.81%

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. NAV performance data reflects fees and expenses of the Fund. The deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares is not reflected in the total returns. For the most recent month-end performance figures, please visit guggenheiminvestments.com. The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

On September 3, 2008, the Claymore/Raymond James SB-1 Equity ETF acquired the assets and adopted the financial and performance history of Claymore/Raymond James SB-1 Equity Fund (the “Predecessor Fund”), which had an inception date of May 19, 2006. For the period prior to September 3, 2008, the performance information provided relates exclusively to the Predecessor Fund, is based on NAV performance history of the Predecessor Fund and reflects the operating expenses of the Predecessor Fund.

The S&P MidCap 400® provides investors with a benchmark for mid-sized companies. The index covers over 7% of the U.S. equity market, and seeks to remain an accurate measure of mid-sized companies, reflecting the risk and return characteristics of the broader mid-cap universe on an on-going basis. The referenced indices are unmanaged and not available for direct investments. Index performance does not reflect transaction costs, fees or expenses.

The Fund’s annual operating expense ratio of 0.75% is expressed as a unitary fee and covers all expenses of the Fund, except for distribution fees, if any, brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses.

Portfolio Breakdown	% of Net Assets
Financial	29.1%
Consumer, Cyclical	19.0%
Technology	15.9%
Communications	10.8%
Industrial	10.3%
Consumer, Non-cyclical	10.2%
Energy	3.1%
Basic Materials	0.8%
Utilities	0.8%
Total Common Stocks and Master Limited Partnerships	100.0%
Investments of Collateral for Securities Loaned	1.6%
Total Investments	101.6%
Liabilities in excess of Other Assets	-1.6%
Net Assets	100.0%

% of Long-Term
Top Ten Holdings	Investments
PGT, Inc.	0.8%
Tangoe, Inc.	0.8%
Facebook, Inc., Class A	0.8%
Fiesta Restaurant Group, Inc.	0.8%
American Equity Investment Life Holding Co.	0.8%
Diodes, Inc.	0.8%
Micron Technology, Inc.	0.8%
Tempur Sealy International, Inc.	0.8%
WebMD Health Corp.	0.8%
CareFusion Corp.	0.8%

Portfolio breakdown is shown as a percentage of net assets. Holdings are shown as a percentage of long-term investments. Both are subject to change daily. For more current Fund information, please visit guggenheiminvestments.com.The above summaries are provided for informational purposes only, and should not be viewed as recommendations.

CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT | 27

FUND SUMMARY & PERFORMANCE (Unaudited) continued	August 31, 2013

RYJ  Guggenheim Raymond James SB-1 Equity ETF (continued)

This graph compares a hypothetical $10,000 investment in the Fund, made at its inception, with a similar investment in the S&P MidCap 400 Index. Results include the reinvestment of all dividends and capital gains. Past performance is no guarantee of future results. The S&P MidCap 400 Index provides investors with a benchmark for mid-sized companies. The index covers over 7% of the U.S. equity market, and seeks to remain an accurate measure of mid-sized companies, reflecting the risk and return characteristics of the broader mid-cap universe on an on-going basis. The referenced index is unmanaged. It is not possible to invest directly in the S&P MidCap 400 Index. Investment return and principal value will fluctuate with changes in market conditions and other factors and Fund shares, when redeemed, may be worth more or less than their original investment.

28 | CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT

FUND SUMMARY & PERFORMANCE (Unaudited) continued	August 31, 2013

CSD Guggenheim Spin-Off ETF

Fund Statistics
Share Price	$38.01
Net Asset Value	$37.96
Premium/Discount to NAV	0.13%
Net Assets ($000)	$275,245

Total Returns
		Three	Five	Since
	One	Year	Year	Inception
(Inception 12/15/06)	Year	(Annualized)	(Annualized)	(Annualized)
Guggenheim Spin-Off ETF
NAV	43.41%	26.72%	13.27%	7.48%
Market	43.16%	26.58%	13.27%	7.50%
Beacon Spin-off
Index	44.70%	27.96%	14.12%	8.21%
S&P 500 Index	18.70%	18.40%	7.31%	4.28%
Russell Midcap
Index	24.98%	19.75%	9.04%	5.95%

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. NAV performance data reflects fees and expenses of the Fund. The deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares is not reflected in the total returns. For the most recent month-end performance figures, please visit guggenheiminvestments.com. The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Since inception returns assume a purchase of the Fund at the initial share price of $25.18 per share for share price returns or initial net asset value (NAV) of $25.18 per share for NAV returns. Returns for periods of less than one year are not annualized.

The Standard and Poor’s Index (S&P 500®) is a broad-based index, the performance of which is based on the performance of 500 widely held common stocks chosen for market size, liquidity and industry group representation. The Russell Midcap Index measures the performance of the mid-cap segment of the U.S. equity universe. The Russell Midcap is a subset of the Russell 1000® Index. It includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership. The Russell Midcap represents approximately 31% of the total market capitalization of the Russell 1000 companies. The referenced indices are unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees or expenses.

Per the most recent prospectus, the Fund’s annualized gross operating expense ratio, gross of any fee waivers or expense reimbursements, was 1.02%. In the Financial Highlights section of this Annual Report, the Fund’s annualized net operating expense ratio was 0.65% while the Fund’s annualized gross operating expense ratio, gross of any fee waivers or expense reimbursements, was 0.78%. There is a contractual fee waiver currently in place for this Fund through December 31, 2015 to the extent necessary in keeping the Fund’s operating expense ratio from exceeding 0.60% of average net assets per year. Some expenses fall outside of this expense cap and actual expenses may be higher than 0.60%. Without this expense cap, actual returns would be lower.

Portfolio Breakdown	% of Net Assets
Communications	25.8%
Industrial	22.1%
Energy	21.3%
Consumer, Non-cyclical	12.9%
Consumer, Cyclical	8.6%
Financial	4.1%
Utilities	3.2%
Basic Materials	1.8%
Total Long-Term Investments	99.8%
Investments of Collateral for Securities Loaned	4.5%
Total Investments	104.3%
Liabilities in excess of Other Assets	-4.3%
Net Assets	100.0%

% of Long-Term
Top Ten Holdings	Investments
Phoenix New Media Ltd., ADR (Cayman Islands)	7.0%
Exelis, Inc.	5.4%
TripAdvisor, Inc.	5.1%
Starz, Class A	5.0%
Huntington Ingalls Industries, Inc.	5.0%
SunCoke Energy, Inc.	4.6%
Marriott Vacations Worldwide Corp.	4.4%
Lumos Networks Corp.	4.4%
ADT Corp.	4.4%
WPX Energy, Inc.	4.4%

Portfolio breakdown is shown as a percentage of net assets. Holdings are shown as a percentage of long-term investments. All are subject to change daily. For more current Fund information, please visit guggenheiminvestments.com. The above summaries are provided for informational purposes only, and should not be viewed as recommendations.

CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT | 29

FUND SUMMARY & PERFORMANCE (Unaudited) continued	August 31, 2013

CSD Guggenheim Spin-Off ETF (continued)

This graph compares a hypothetical $10,000 investment in the Fund, made at its inception, with a similar investment in the S&P 500 Index. Results include the reinvestment of all dividends and capital gains. Past performance is no guarantee of future results. The S&P 500 Index is a broad based index, the performance of which is based on the performance of 500 widely held common stocks chosen for market size, liquidity and industry group representation. The referenced index is unmanaged. It is not possible to invest directly in the S&P 500 Index. Investment return and principal value will fluctuate with changes in market conditions and other factors and Fund shares, when redeemed, may be worth more or less than their original investment.

30 | CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT

FUND SUMMARY & PERFORMANCE (Unaudited) continued	August 31, 2013

WMCR Wilshire Micro-Cap ETF

Fund Statistics
Share Price	$23.42
Net Asset Value	$23.38
Premium/Discount to NAV	0.17%
Net Assets ($000)	$37,427

Total Returns
		Three	Five	Since
	One	Year	Year	Inception
(Inception 9/21/06)	Year	(Annualized)	(Annualized)	(Annualized)
Wilshire Micro-Cap ETF
NAV	30.32%	19.93%	3.37%	0.80%
Market	31.12%	19.87%	3.43%	0.83%
Sabrient Stealth
Index/Wilshire
US Micro-Cap
IndexSM	30.38%	20.78%	4.30%1	1.65%2
Wilshire US
Micro-Cap
IndexSM	30.38%	20.78%	9.75%	5.03%
Russell 2000®
Index	26.30%	20.51%	7.95%	6.14%
S&P 500 Index	18.70%	18.40%	7.31%	5.30%

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. The deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares is not reflected in the total returns. NAV performance data reflects fees and expenses of the Fund. For the most recent month-end performance figures, please visit guggenheiminvestments.com. The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Since inception returns assume a purchase of the Fund at the initial share price of $25.15 per share for share price returns or initial net asset value (NAV) of $25.15 per share for NAV returns. Returns for periods of less than one year are not annualized.

The Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership. The Standard and Poor’s 500 Index (S&P 500®) is a broad-based index, the performance of which is based on the performance of 500 widely held common stocks chosen for market size, liquidity and industry group representation. The referenced indices are unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees or expenses.

The Fund’s annual operating expense ratio of 0.50% is expressed as a unitary fee and covers all expenses of the Fund, except for distribution fees, if any, brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses.

Portfolio Breakdown	% of Net Assets
Financial	29.3%
Consumer, Non-cyclical	24.1%
Industrial	12.3%
Consumer, Cyclical	10.8%
Communications	8.7%
Technology	7.3%
Energy	3.8%
Basic Materials	2.5%
Utilities	0.8%
Diversified	0.2%
Total Common Stocks	99.8%
Right	0.0%*
Warrant	0.0%*
Total Long-Term Investments	99.8%
Investments of Collateral for Securities Loaned	12.6%
Total Investments	112.4%
Liabilities in excess of Other Assets	-12.4%
Net Assets	100.0%
*Less than 0.1%

% of Long-Term
Top Ten Holdings	Investments
American Realty Capital Properties, Inc., REIT	2.2%
ACADIA Pharmaceuticals, Inc.	0.9%
Bofi Holding, Inc.	0.8%
NCI Building Systems, Inc.	0.8%
Astex Pharmaceuticals	0.7%
XPO Logistics, Inc.	0.5%
Engility Holdings, Inc.	0.5%
Blackstone Mortgage Trust, Inc., REIT	0.5%
Libbey, Inc.	0.5%
Cardiovascular Systems, Inc.	0.4%

Portfolio breakdown is shown as a percentage of net assets. Holdings are shown as a percentage of long-term investments. Both are subject to change daily. For more current Fund information, please visit guggenheiminvestments.com. The above summaries are provided for informational purposes only, and should not be viewed as recommendations.

1	The benchmark return reflects the blended return of the Sabrient Stealth Index from 8/31/08 - 8/19/10 and the return of the Wilshire US Micro-Cap Index from 8/20/10 - 8/31/13.

2	The benchmark return reflects the blended return of the Sabrient Stealth Index from 9/21/06 - 8/19/10 and the return of the Wilshire US Micro-Cap Index from 8/20/10 - 8/31/13.

CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT | 31

FUND SUMMARY & PERFORMANCE (Unaudited) continued	August 31, 2013

WMCR Wilshire Micro-Cap ETF (continued)

This graph compares a hypothetical $10,000 investment in the Fund, made at its inception, with a similar investment in the S&P 500 Index. Results include the reinvestment of all dividends and capital gains. Past performance is no guarantee of future results. The S&P 500 Index is a broad-based index, the performance of which is based on the performance of 500 widely held common stocks chosen for market size, liquidity and industry group representation. The referenced index is unmanaged. It is not possible to invest directly in the S&P 500 Index. Investment return and principal value will fluctuate with changes in market conditions and other factors and Fund shares, when redeemed, may be worth more or less than their original investment.

32 | CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT

FUND SUMMARY & PERFORMANCE (Unaudited) continued	August 31, 2013

WREI  Wilshire US REIT ETF

Fund Statistics
Share Price	$35.69
Net Asset Value	$35.53
Premium/Discount to NAV	0.45%
Net Assets ($000)	$14,213

Total Returns
		Three	Since
	One	Year	Inception
(Inception 3/9/10)	Year	(Annualized)	(Annualized)
Wilshire US REIT ETF
NAV	-0.30%	12.53%	13.37%
Market	-0.04%	12.85%	13.51%
Wilshire US REIT IndexSM	0.08%	12.95%	13.77%
FTSE NAREIT Equity REIT Index	1.44%	13.16%	13.92%

Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown. NAV performance data reflects fees and expenses of the Fund. The deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares is not reflected in the total returns. For the most recent month-end performance figures, please visit guggenheiminvestments.com. The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Since inception returns assume a purchase of the Fund at the initial share price of $25.28 per share for share price returns or initial net asset value (NAV) of $25.28 per share for NAV returns. Returns for periods of less than one year are not annualized.

The FTSE NAREIT Equity REIT Index is a free float-adjusted index of REITs that own, manage and lease investment-grade commercial real estate.The referenced indices are unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees or expenses.

The Fund’s annual operating expense ratio of 0.32% is expressed as a unitary fee and covers all expenses of the Fund, except for distribution fees, if any, brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses.

Portfolio Breakdown	% of Net Assets
Financial	99.7%
Exchange Traded Fund	0.3%
Total Long-Term Investments	100.0%
Investments of Collateral for Securities Loaned	1.7%
Total Investments	101.7%
Liabilities in excess of Other Assets	-1.7%
Net Assets	100.0%

% of Long-Term
Top Ten Holdings	Investments
Simon Property Group, Inc.	10.2%
Public Storage	5.0%
Equity Residential	4.2%
HCP, Inc.	4.2%
Ventas, Inc.	4.1%
ProLogis, Inc.	4.0%
Health Care REIT, Inc.	3.9%
AvalonBay Communities, Inc.	3.6%
Boston Properties, Inc.	3.5%
Vornado Realty Trust	3.4%

Portfolio breakdown is shown as a percentage of net assets. Holdings are shown as a percentage of total investments. Both are subject to change daily. For more current Fund information, please visit guggenheiminvestments.com.The above summaries are provided for informational purposes only, and should not be viewed as recommendations.

CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT | 33

FUND SUMMARY & PERFORMANCE (Unaudited) continued	August 31, 2013

WREI Wilshire US REIT ETF continued

This graph compares a hypothetical $10,000 investment in the Fund, made at its inception, with a similar investment in the FTSE NAREIT Equity REIT Index. Results include the reinvestment of all dividends and capital gains. Past performance is no guarantee of future results. The FTSE NAREIT Equity REIT Index is a free float-adjusted index of REITs that own, manage and lease investment-grade commercial real-estate. The referenced index is unmanaged. It is not possible to invest directly in the FTSE NAREIT Equity REIT Index. Investment return and principal value will fluctuate with changes in market conditions and other factors and Fund shares, when redeemed, may be worth more or less than their original investment.

34 | CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT

OVERVIEW OF FUND EXPENSES (Unaudited)	August 31, 2013

As a shareholder of Guggenheim BRIC ETF; Guggenheim Defensive Equity ETF; Guggenheim Insider Sentiment ETF; Guggenheim Mid-Cap Core ETF; Guggenheim Multi-Asset Income ETF; Guggenheim Raymond James SB-1 Equity ETF; Guggenheim Spin-Off ETF; Wilshire Micro-Cap ETF and Wilshire US REIT ETF, you incur advisory fees and other Fund expenses. The expense examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six month period ended August 31, 2013.

Actual Expense
The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or contingent deferred sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Annualized Expense Ratio for the Period Ended	Expenses Paid During Period	1
	3/1/13	8/31/13	8/31/13	3/1/13 - 8/31/13
Guggenheim BRIC ETF2
Actual	$1,000.00	$915.30	0.63%	$3.04
Hypothetical	1,000.00	1,022.03	0.63%	3.21
(5% annual return before expenses)
Guggenheim Defensive Equity ETF2
Actual	1,000.00	1,041.43	0.65%	3.34
Hypothetical	1,000.00	1,021.93	0.65%	3.31
(5% annual return before expenses)
Guggenheim Insider Sentiment ETF2
Actual	1,000.00	1,094.14	0.65%	3.43
Hypothetical	1,000.00	1,021.93	0.65%	3.31
(5% annual return before expenses)
Guggenheim Mid-Cap Core ETF2
Actual	1,000.00	1,089.74	0.65%	3.42
Hypothetical	1,000.00	1,021.93	0.65%	3.31
(5% annual return before expenses)
Guggenheim Multi-Asset Income ETF2
Actual	1,000.00	1,029.81	0.65%	3.33
Hypothetical	1,000.00	1,021.93	0.65%	3.31
(5% annual return before expenses)
Guggenheim Raymond James SB-1 Equity ETF
Actual	1,000.00	1,153.62	0.75%	4.07
Hypothetical	1,000.00	1,021.42	0.75%	3.82
(5% annual return before expenses)
Guggenheim Spin-Off ETF2
Actual	1,000.00	1,177.41	0.65%	3.57
Hypothetical	1,000.00	1,021.93	0.65%	3.31
(5% annual return before expenses)

CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT | 35

OVERVIEW OF FUND EXPENSES (Unaudited) continued	August 31, 2013

	Beginning Account Value	Ending Account Value	Annualized Expense Ratio for the Period Ended	Expenses Paid During Period	1
	3/1/13	8/31/13	8/31/13	3/1/13 - 8/31/13
Wilshire Micro-Cap ETF
Actual	$1,000.00	$1,165.49	0.50%	$2.73
Hypothetical	1,000.00	1,022.68	0.50%	2.55
(5% annual return before expenses)
Wilshire US REIT ETF
Actual	1,000.00	949.57	0.32%	1.57
Hypothetical	1,000.00	1,023.59	0.32%	1.63
(5% annual return before expenses)

1
Actual and hypothetical expenses are calculated using the annualized expense ratio. This represents the ongoing expenses of the Fund as a percentage of average net assets for the six months ended August 31, 2013. Expenses are calculated by multiplying the Fund’s annualized expense ratio by the average account value over the period; then multiplying that result by 184/365.

2	The expense ratios reflect an expense waiver. Please see the Notes to Financial Statements for more information.

Assumes all dividends and distributions were reinvested.

Premium/Discount Information
Information about the differences between the daily market price on secondary markets for Shares and the NAV of each Fund can be found at guggenheiminvestments.com.

36 | CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT

PORTFOLIO OF INVESTMENTS	August 31, 2013

EEB Guggenheim BRIC ETF

Number
of Shares	Description	Value
	Long-Term Investments - 99.7%
	Common Stocks - 71.9%
	Basic Materials - 6.7%
68,286	Aluminum Corp. of China Ltd., ADR (China)(a) (b)	$560,628
295,707	Cia Siderurgica Nacional SA, ADR (Brazil)(a)	1,055,674
92,055	Fibria Celulose SA, ADR (Brazil)(a) (b)	1,049,427
66,676	Mechel, ADR (Russia)(a) (b)	192,694
12,513	Sinopec Shanghai Petrochemical Co. Ltd., ADR (China)(a) (b)	440,708
88,475	Sterlite Industries India Ltd., ADR (India)	530,850
155,660	Ultrapar Participacoes SA, ADR (Brazil)	3,410,511
490,911	Vale SA, ADR (Brazil)(a)	7,074,027
		14,314,519

	Communications - 26.2%
36,942	21Vianet Group, Inc., ADR (China)(a) (b)	500,564
87,070	Baidu, Inc., ADR (China)(b)	11,800,597
380,919	China Mobile Ltd., ADR (China)	20,558,198
52,635	China Telecom Corp. Ltd., ADR (China)(a)	2,660,699
161,927	China Unicom Hong Kong Ltd., ADR (China)(a)	2,437,001
52,725	Ctrip.com International Ltd., ADR (China)(b)	2,426,405
38,792	E-Commerce China Dangdang, Inc., ADR (China)(a) (b)	302,966
59,562	Giant Interactive Group, Inc., ADR (China)(a)	441,950
189,993	Mobile Telesystems OJSC, ADR (Russia)	4,020,252
29,654	NetEase.com, Inc., ADR (China)	2,097,724
25,524	Perfect World Co. Ltd., ADR (China)(a)	498,484
42,413	Qihoo 360 Technology Co., ADR (China)(b)	3,305,245
9,643	SouFun Holdings Ltd., ADR (China)(a)	402,788
64,299	Tim Participacoes SA, ADR (Brazil)	1,267,976
92,987	VimpelCom Ltd., ADR (Russia)	997,751
6,922	Vipshop Holdings Ltd., ADR (China)(a) (b)	299,723
57,679	Youku Tudou, Inc., ADR (China)(a) (b)	1,337,576
7,255	YY, Inc., ADR (China)(a) (b)	286,282
		55,642,181

	Consumer, Cyclical - 1.1%
14,224	China Lodging Group Ltd., ADR (China)(b)	272,389
17,701	China Southern Airlines Co. Ltd., ADR (China)(a)	302,510
6,710	Home Inns & Hotels Management, Inc., ADR (China)(b)	225,926
72,855	Tata Motors Ltd., ADR (India)	1,626,124
		2,426,949

	Consumer, Non-cyclical - 5.3%
5,835	51job, Inc., ADR (China)(b)	367,897
248,591	BRF SA, ADR (Brazil)	5,769,797
33,529	Dr Reddy’s Laboratories Ltd., ADR (India)(a)	1,115,510
35,473	Mindray Medical International Ltd., ADR (China)(a)	1,379,900
54,642	New Oriental Education & Technology Group, ADR (China)	1,160,049
25,908	TAL Education Group, ADR (China)	308,823
20,091	WNS Holdings Ltd., ADR (India)(b)	406,441
32,950	WuXi PharmaTech Cayman, Inc., ADR (China)(b)	790,800
		11,299,217

	Energy - 16.5%
94,680	China Petroleum & Chemical Corp., ADR (China)	6,815,067
58,576	CNOOC Ltd., ADR (China)	11,744,488
67,140	PetroChina Co. Ltd., ADR (China)(a)	7,304,832
598,483	Petroleo Brasileiro SA, ADR (Brazil)	8,091,490
54,870	Trina Solar Ltd., ADR (China)(a) (b)	515,229
78,576	Yanzhou Coal Mining Co. Ltd., ADR (China)(a)	688,326
		35,159,432

	Financial - 7.1%
205,496	Banco Santander Brasil SA, ADR (Brazil)	1,185,712
183,421	China Life Insurance Co. Ltd., ADR (China)(a)	6,722,380
103,724	Gafisa SA, ADR (Brazil)(a) (b)	239,602
144,411	HDFC Bank Ltd., ADR (India)	4,185,031
105,021	ICICI Bank Ltd., ADR (India)	2,732,646
		15,065,371

	Industrial - 1.3%
60,942	Embraer SA, ADR (Brazil)	2,008,039
17,511	Guangshen Railway Co. Ltd., ADR (China)(a)	420,264
76,961	Yingli Green Energy Holding Co. Ltd., ADR (China)(a) (b)	330,932
		2,759,235

	Technology - 6.1%
20,724	AutoNavi Holdings Ltd., ADR (China)(b)	233,352
6,929	Changyou.com Ltd., ADR (China)(b)	193,458
177,666	Infosys Ltd., ADR (India)	8,238,372
47,824	Pactera Technology International Ltd., ADR (China)(b)	322,334
18,190	RDA Microelectronics, Inc., ADR (China)	207,366
224,439	Semiconductor Manufacturing International Corp.,
	ADR (China)(a) (b)	796,758
52,686	Shanda Games Ltd., ADR (China)(b)	209,954
21,294	Spreadtrum Communications, Inc., ADR (China)(a)	644,356
234,230	Wipro Ltd., ADR (India)(a)	2,112,755
		12,958,705

	Utilities - 1.6%
128,707	Centrais Eletricas Brasileiras SA, ADR (Brazil)(a)	272,859
132,803	Cia de Saneamento Basico do Estado de Sao Paulo,
	ADR (Brazil)(a)	1,132,810
45,626	CPFL Energia SA, ADR (Brazil)(a)	745,072
32,371	Huaneng Power International, Inc., ADR (China)(a)	1,279,626
		3,430,367

	Total Common Stocks - 71.9%
	(Cost $233,046,197)	153,055,976

See notes to financial statements.
CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT | 37

PORTFOLIO OF INVESTMENTS continued	August 31, 2013

EEB Guggenheim BRIC ETF continued

Number
of Shares	Description	Value
	Preferred Stocks - 27.6%
	Basic Materials - 6.1%
35,366	Braskem SA, ADR (Brazil)(a) (b)	$522,002
337,245	Gerdau SA, ADR (Brazil)(a)	2,421,419
765,508	Vale SA, ADR (Brazil)	9,936,294
		12,879,715

	Communications - 1.0%
110,575	Telefonica Brasil SA, ADR (Brazil)	2,181,644

	Consumer, Cyclical - 0.1%
61,233	GOL Linhas Aereas Inteligentes SA, ADR (Brazil)(a) (b)	224,113

	Consumer, Non-cyclical - 5.6%
54,289	Cia Brasileira de Distribuicao Grupo PAO de Acucar,
	ADR (Brazil)	2,230,192
279,374	Cia de Bebidas das Americas, ADR (Brazil)	9,716,628
		11,946,820

	Energy - 5.2%
772,842	Petroleo Brasileiro SA, ADR (Brazil)	11,020,727

	Financial - 8.4%
589,396	Banco Bradesco SA, ADR (Brazil)	6,848,782
911,178	Itau Unibanco Holding SA, ADR (Brazil)	11,089,036
		17,937,818

	Utilities - 1.2%
104,490	Centrais Eletricas Brasileiras SA, ADR (Brazil)(a)	408,556
207,357	Cia Energetica de Minas Gerais, ADR (Brazil)(a)	1,648,488
43,922	Cia Paranaense de Energia, ADR (Brazil)(a)	520,036
		2,577,080

	Total Preferred Stocks - 27.6%
	(Cost $108,341,792)	58,767,917

	Exchange Traded Fund - 0.2%
9,400	Vanguard FTSE Emerging Markets ETF	354,568
	(Cost $351,795)

	Total Long-Term Investments - 99.7%
	(Cost $341,739,784)	212,178,461

	Investments of Collateral for
	Securities Loaned - 12.9%
27,402,418	BNY Mellon Securities Lending Overnight Fund,
	0.0813%(c) (d)
	(Cost $27,402,418)	27,402,418

	Total Investments - 112.6%
	(Cost $369,142,202)	239,580,879
	Liabilities in excess of Other Assets - (12.6%)	(26,807,162)
	Net Assets - 100.0%	$212,773,717

ADR - American Depositary Receipt

OJSC - Open Joint Stock Company

SA - Corporation

(a)	Security, or portion thereof, was on loan at August 31, 2013.

(b)	Non-income producing security.

(c)
At August 31, 2013, the total market value of the Fund’s securities on loan was $26,860,599 and the total market value of the collateral held by the Fund was $27,805,737, consisting of cash collateral of $27,402,418 and U.S. Government and Agency securities valued at $403,319.

(d)	Interest rate shown reflects yield as of August 31, 2013.

% of Long-Term
Country Breakdown	Investments
China	44.1%
Brazil	43.4%
India	9.9%
Russia	2.4%
United States	0.2%

Subject to change daily.

See notes to financial statements.
38 | CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT

PORTFOLIO OF INVESTMENTS continued	August 31, 2013

DEF Guggenheim Defensive Equity ETF

Number
of Shares	Description	Value
	Long-Term Investments - 99.8%
	Common Stocks - 82.6%
	Basic Materials - 1.1%
18,854	LyondellBasell Industries NV (Netherlands)	$1,322,608

	Communications - 12.0%
60,505	America Movil SAB de CV, ADR (Mexico)	1,167,746
36,443	AT&T, Inc.	1,232,867
35,738	CenturyLink, Inc.	1,183,643
24,291	China Mobile Ltd., ADR (China)	1,310,985
49,332	Cisco Systems, Inc.	1,149,929
283,550	Frontier Communications Corp.(a)	1,227,772
81,371	KT Corp., ADR (South Korea)	1,307,632
58,826	SK Telecom Co. Ltd., ADR (South Korea)(a)	1,290,054
11,316	Time Warner Cable, Inc.	1,214,773
25,813	Verizon Communications, Inc.	1,223,020
130,869	VimpelCom Ltd., ADR (Bermuda)(a)	1,404,224
150,874	Windstream Holdings, Inc.(a)	1,217,553
		14,930,198

	Consumer, Cyclical - 9.8%
34,618	Carnival Corp. (Panama)	1,249,364
33,001	Carnival PLC, ADR (United Kingdom)	1,239,187
9,111	Copa Holdings SA, Class A (Panama)	1,191,537
36,289	Foot Locker, Inc.	1,168,506
25,014	Kohl’s Corp.	1,283,468
16,851	Magna International, Inc. (Canada)	1,300,729
17,525	PetSmart, Inc.	1,234,286
19,085	Ross Stores, Inc.	1,283,657
18,011	Target Corp.	1,140,276
16,604	Wal-Mart Stores, Inc.	1,211,760
		12,302,770

	Consumer, Non-cyclical - 16.9%
25,594	AstraZeneca PLC, ADR (United Kingdom)	1,259,481
27,232	Campbell Soup Co.	1,175,878
20,605	Church & Dwight Co., Inc.	1,222,907
46,544	Cia Cervecerias Unidas SA, ADR (Chile)(a)	1,229,227
34,889	ConAgra Foods, Inc.	1,179,946
24,577	General Mills, Inc.	1,212,138
24,923	GlaxoSmithKline PLC, ADR (United Kingdom)	1,268,331
14,088	Humana, Inc.	1,297,223
11,319	JM Smucker Co.	1,201,399
32,909	Kroger Co.	1,204,469
29,993	Lorillard, Inc.	1,268,704
17,644	Novartis AG, ADR (Switzerland)	1,287,659
15,203	PepsiCo, Inc.	1,212,135
15,818	Procter & Gamble Co.	1,232,064
22,117	Quest Diagnostics, Inc.	1,296,498
33,628	Teva Pharmaceutical Industries Ltd., ADR (Israel)	1,285,262
70,309	Western Union Co.	1,232,517
		21,065,838

	Energy - 5.2%
30,903	BP PLC, ADR (United Kingdom)	1,276,294
19,272	ConocoPhillips	1,277,734
20,109	Royal Dutch Shell PLC, Class A, ADR (United Kingdom)	1,298,840
19,301	Royal Dutch Shell PLC, Class B, ADR (United Kingdom)	1,296,062
29,547	Seadrill Ltd. (Bermuda)(a)	1,366,844
		6,515,774

	Financial - 8.0%
29,069	Arthur J Gallagher & Co.	1,201,712
14,938	Banco de Chile, ADR (Chile)(a)	1,235,373
56,315	Banco Santander Chile, ADR (Chile)(a)	1,253,572
23,314	Digital Realty Trust, Inc., REIT(a)	1,296,258
30,778	Marsh & McLennan Cos., Inc.	1,268,977
14,656	PartnerRe Ltd. (Bermuda)	1,277,270
52,454	Senior Housing Properties Trust, REIT	1,193,329
15,699	Travelers Cos., Inc.	1,254,350
		9,980,841

	Industrial - 5.0%
10,405	Lockheed Martin Corp.	1,273,780
13,628	Northrop Grumman Corp.	1,257,456
17,060	Raytheon Co.	1,286,495
37,554	Republic Services, Inc.	1,220,880
30,323	Waste Management, Inc.	1,226,262
		6,264,873

	Technology - 6.1%
25,880	Computer Sciences Corp.	1,297,882
94,172	Dell, Inc.	1,296,749
56,710	Intel Corp.	1,246,486
45,083	Maxim Integrated Products, Inc.	1,255,336
32,084	Seagate Technology PLC (Ireland)	1,229,459
77,938	Taiwan Semiconductor Manufacturing Co. Ltd., ADR (Taiwan)	1,290,653
		7,616,565

	Utilities - 18.5%
28,225	AGL Resources, Inc.	1,240,489
28,237	American Electric Power Co., Inc.	1,208,544
52,518	CenterPoint Energy, Inc.	1,204,238
46,360	CMS Energy Corp.	1,229,931
18,281	DTE Energy Co.	1,222,450
26,687	Edison International	1,224,666
19,339	Entergy Corp.	1,222,805
34,017	FirstEnergy Corp.	1,274,617
14,893	NextEra Energy, Inc.	1,196,801
29,615	Northeast Utilities	1,213,326
34,470	OGE Energy Corp.	1,213,689

See notes to financial statements.
CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT | 39

PORTFOLIO OF INVESTMENTS continued	August 31, 2013

DEF Guggenheim Defensive Equity ETF continued

Number
of Shares	Description	Value
	Utilities continued
63,757	Pepco Holdings, Inc.	$1,207,558
28,682	PG&E Corp.	1,186,287
22,459	Pinnacle West Capital Corp.	1,218,850
40,840	PPL Corp.	1,253,788
38,356	Public Service Enterprise Group, Inc.	1,243,501
52,179	Questar Corp.	1,143,764
25,199	SCANA Corp.	1,212,576
29,540	Southern Co.	1,229,455
		23,147,335

	Total Common Stocks - 82.6%
	(Cost $102,009,648)	103,146,802

	Preferred Stocks - 1.0%
	Communications - 1.0%
60,932	Telefonica Brasil SA, ADR (Brazil)
	(Cost $1,511,305)	1,202,188

	Master Limited Partnerships - 16.2%
	Consumer, Cyclical - 2.0%
28,207	AmeriGas Partners, LP	1,198,798
17,356	Icahn Enterprises, LP(a)	1,285,732
		2,484,530

	Energy - 13.2%
26,971	Access Midstream Partners, LP	1,230,147
42,673	Boardwalk Pipeline Partners, LP(a)	1,282,751
17,986	Buckeye Partners, LP, Class B	1,259,020
47,571	CVR Refining, LP	1,294,883
42,268	Enbridge Energy Partners, LP(a)	1,260,432
19,889	Energy Transfer Equity, LP	1,279,459
20,701	Enterprise Products Partners, LP	1,230,054
15,511	Kinder Morgan Energy Partners, LP	1,265,077
23,089	Magellan Midstream Partners, LP	1,252,809
25,126	ONEOK Partners, LP	1,245,998
23,711	Plains All American Pipeline, LP	1,198,828
30,182	Spectra Energy Partners, LP	1,257,986
21,589	Sunoco Logistics Partners, LP(a)	1,386,877
		16,444,321

	Financial - 1.0%
23,922	Oaktree Capital Group LLC	1,239,159

	Total Master Limited Partnerships - 16.2%
	(Cost $18,172,239)	20,168,010

	Total Long-Term Investments - 99.8%
	(Cost $121,693,192)	124,517,000

	Investments of Collateral for
	Securities Loaned - 4.8%
5,990,937	BNY Mellon Securities Lending
	Overnight Fund, 0.0813%(b) (c)
	(Cost $5,990,937)	5,990,937

	Total Investments - 104.6%
	(Cost $127,684,129)	130,507,937
	Liabilities in excess of Other Assets - (4.6%)	(5,677,576)
	Net Assets - 100.0%	$124,830,361

ADR - American Depositary Receipt

AG - Stock Corporation

LLC - Limited Liability Company

LP - Limited Partnership

NV - Publicly Traded Company

PLC - Public Limited Company

REIT - Real Estate Investment Trust

SA - Corporation

SAB de CV - Publicly Traded Company

(a)	Security, or portion thereof, was on loan at August 31, 2013.

(b)
At August 31, 2013, the total market value of the Fund’s securities on loan was $5,922,227 and the total market value of the collateral held by the Fund was $6,078,152, consisting of cash collateral of $5,990,937 and U.S. Government and Agency securities valued at $87,215.

(c)	Interest rate shown reflects yield as of August 31, 2013.

Securities are classified by sectors that represent broad groupings of related industries.

% of Long-Term
Country Breakdown	Investments
United States	74.4%
United Kingdom	6.1%
Bermuda	3.3%
Chile	3.0%
South Korea	2.1%
Panama	2.0%
Netherlands	1.1%
China	1.1%
Canada	1.0%
Taiwan	1.0%
Switzerland	1.0%
Israel	1.0%
Ireland	1.0%
Brazil	1.0%
Mexico	0.9%

Subject to change daily.

See notes to financial statements.
40 | CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT

PORTFOLIO OF INVESTMENTS continued	August 31, 2013

NFO Guggenheim Insider Sentiment ETF

Number
of Shares	Description	Value
	Long-Term Investments - 99.8%
	Common Stocks - 96.6%
	Basic Materials - 5.7%
157,056	Alcoa, Inc.	$1,209,331
42,892	American Vanguard Corp.	1,075,732
18,094	Domtar Corp.	1,194,204
15,518	Ecolab, Inc.	1,417,569
53,290	Olin Corp.	1,230,999
23,841	Stepan Co.	1,345,586
		7,473,421

	Communications - 7.0%
36,868	AOL, Inc.(a)	1,214,063
126,860	Calix, Inc.(a)	1,630,151
86,274	Corning, Inc.	1,211,287
252,497	Entravision Communications Corp.	1,320,560
178,154	Iridium Communications, Inc.(a) (b)	1,191,850
23,191	Motorola Solutions, Inc.	1,298,928
49,109	Yahoo!, Inc.(a)	1,331,836
		9,198,675

	Consumer, Cyclical - 20.6%
28,462	AutoNation, Inc.(a)	1,330,314
31,754	Beacon Roofing Supply, Inc.(a)	1,153,623
18,807	Cabela’s, Inc.(a)	1,232,423
23,984	Children’s Place Retail Stores, Inc.(a)	1,275,469
32,930	Choice Hotels International, Inc.	1,263,853
22,408	CVS Caremark Corp.	1,300,784
15,430	Dillard’s, Inc., Class A	1,176,692
27,058	Fastenal Co.	1,190,281
37,280	Foot Locker, Inc.	1,200,416
37,803	General Motors Co.(a)	1,288,326
16,850	Genuine Parts Co.	1,297,618
26,646	G-III Apparel(a)	1,220,653
74,390	International Game Technology	1,405,227
25,386	Kohl’s Corp.	1,302,556
23,479	Lithia Motors, Inc., Class A	1,540,692
29,302	Marriott Vacations Worldwide Corp.(a)	1,277,567
42,122	Norwegian Cruise Line Holdings Ltd. (Bermuda)(a)	1,309,573
33,728	Oshkosh Corp.(a)	1,515,062
34,830	Six Flags Entertainment Corp.	1,149,738
53,663	Texas Roadhouse, Inc.	1,333,526
24,238	Williams-Sonoma, Inc.	1,367,266
		27,131,659

	Consumer, Non-cyclical - 16.2%
62,352	ABIOMED, Inc.(a)	1,468,390
187,299	ACCO Brands Corp.(a)	1,234,300
32,812	ADT Corp.	1,306,902
21,615	Barrett Business Services, Inc.	1,389,196
11,141	Celgene Corp.(a)	1,559,517
52,980	CoreLogic, Inc.(a)	1,361,586
18,912	Edwards Lifesciences Corp.(a)	1,331,027
25,212	Fresh Market, Inc.(a)	1,230,598
29,889	Herbalife Ltd. (Cayman Islands)(b)	1,823,528
19,241	Ingredion, Inc.	1,211,029
24,193	Macquarie Infrastructure Co., LLC	1,300,132
20,208	Moody’s Corp.	1,284,420
49,397	On Assignment, Inc.(a)	1,490,307
153,926	ServiceSource International, Inc.(a)	1,864,044
51,590	Tyson Foods, Inc., Class A	1,493,530
		21,348,506

	Energy - 7.7%
75,327	Alon USA Energy, Inc.	935,561
59,902	Chesapeake Energy Corp.	1,546,071
16,044	EQT Corp.	1,375,292
19,099	Hess Corp.	1,429,560
76,699	Rex Energy Corp.(a)	1,595,339
88,357	Swift Energy Co.(a)	996,667
22,606	Tesoro Corp.	1,041,910
60,231	Ultra Petroleum Corp. (Canada)(a) (b)	1,246,782
		10,167,182

	Financial - 19.2%
57,686	AG Mortgage Investment Trust, Inc., REIT	1,012,966
4,676	BlackRock, Inc.	1,217,256
128,341	CYS Investments, Inc., REIT	985,659
125,043	Fifth Street Finance Corp.	1,295,446
70,601	Fifth Third Bancorp	1,291,292
114,075	First Horizon National Corp.	1,261,670
117,870	Genworth Financial, Inc., Class A(a)	1,390,866
55,213	Home Loan Servicing Solutions Ltd. (Cayman Islands)	1,258,856
130,004	Inland Real Estate Corp., REIT	1,275,339
85,090	JAVELIN Mortgage Investment Corp., REIT	1,061,072
24,154	JPMorgan Chase & Co.	1,220,502
36,241	Lincoln National Corp.	1,523,572
28,872	MarketAxess Holdings, Inc.	1,465,543
25,658	ProAssurance Corp.	1,209,518
7,944	Simon Property Group, Inc., REIT	1,156,885
55,905	SLM Corp.	1,341,161
24,540	UMB Financial Corp.	1,465,774
141,794	Valley National Bancorp(b)	1,430,701
16,190	Vornado Realty Trust, REIT	1,316,247
40,324	Weingarten Realty Investors, REIT	1,157,702
		25,338,027

See notes to financial statements.
CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT | 41

PORTFOLIO OF INVESTMENTS continued	August 31, 2013

NFO Guggenheim Insider Sentiment ETF continued

Number
of Shares	Description	Value
	Industrial - 8.0%
23,498	AGCO Corp.	$1,329,047
74,390	Calgon Carbon Corp.(a)	1,279,508
167,261	Flextronics International Ltd. (Singapore)(a)	1,502,004
55,213	General Electric Co.	1,277,629
14,864	Genesee & Wyoming, Inc., Class A(a)	1,286,925
22,724	Ingersoll-Rand PLC (Ireland)	1,343,897
17,971	JB Hunt Transport Services, Inc.	1,293,912
65,388	Masco Corp.	1,237,141
		10,550,063

	Technology - 7.4%
37,633	Broadcom Corp., Class A	950,610
87,243	Cadence Design Systems, Inc.(a)	1,175,163
32,216	Guidewire Software, Inc.(a)	1,480,647
88,477	iGATE Corp.(a)	2,065,938
40,797	Lexmark International, Inc., Class A	1,393,626
156,314	SunEdison, Inc.(a)	1,150,471
18,682	VMware, Inc., Class A(a)	1,572,090
		9,788,545

	Utilities - 4.8%
28,600	American Electric Power Co., Inc.	1,224,080
24,814	American States Water Co.	1,305,217
36,152	El Paso Electric Co.	1,243,629
41,829	Exelon Corp.	1,275,366
31,684	NorthWestern Corp.	1,272,746
		6,321,038

	Total Common Stocks - 96.6%
	(Cost $116,378,505)	127,317,116

	Master Limited Partnerships - 3.0%
	Energy - 1.9%
25,427	Genesis Energy, LP	1,237,532
21,928	Western Gas Partners, LP	1,296,822
		2,534,354

	Industrial - 1.1%
30,856	Martin Midstream Partners, LP	1,403,639

	Total Master Limited Partnerships - 3.0%
	(Cost $3,209,000)	3,937,993

	Exchange Traded Fund - 0.2%
2,550	iShares Core S&P Small-Capital ETF(b)
	(Cost $237,820)	240,338

	Total Long-Term Investments - 99.8%
	(Cost $119,825,325)	131,495,447

	Investments of Collateral for
	Securities Loaned - 3.9%
5,099,011	BNY Mellon Securities Lending Overnight Fund,
	0.0813%(c) (d)
	(Cost $5,099,011)	5,099,011

	Total Investments - 103.7%
	(Cost $124,924,336)	136,594,458
	Liabilities in excess of Other Assets - (3.7%)	(4,894,803)
	Net Assets - 100.0%	$131,699,655

LLC - Limited Liability Company

LP - Limited Partnership

PLC - Public Limited Company

REIT - Real Estate Investment Trust

S&P - Standard & Poor’s

(a)	Non-income producing security.

(b)	Security, or portion thereof, was on loan at August 31, 2013.

(c)
At August 31, 2013, the total market value of the Fund’s securities on loan was $4,975,934 and the total market value of the collateral held by the Fund was $5,154,226, consisting of cash collateral of $5,099,011 and U.S. Government and Agency securities valued at $55,215.

(d)	Interest rate shown reflects yield as of August 31, 2013.

Securities are classified by sectors that represent broad groupings of related industries.

% of Long-Term
Country Breakdown	Investments
United States	93.5%
Cayman Islands	2.4%
Singapore	1.1%
Ireland	1.0%
Bermuda	1.0%
Canada	1.0%

Subject to change daily.

See notes to financial statements.
42 | CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT

PORTFOLIO OF INVESTMENTS continued	August 31, 2013

CZA Guggenheim Mid-Cap Core ETF

Number
of Shares	Description	Value
	Long-Term Investments - 99.9%
	Common Stocks - 88.4%
	Basic Materials - 5.7%
24,610	Celanese Corp., Series A	$1,211,796
6,734	Cytec Industries, Inc.	503,569
24,376	Eastman Chemical Co.	1,852,576
11,671	Reliance Steel & Aluminum Co.	778,339
20,636	RPM International, Inc.	701,211
		5,047,491

	Communications - 5.2%
24,591	Amdocs Ltd. (Channel Islands)	906,424
75,456	Liberty Interactive Corp., Class A(a)	1,703,797
59,204	Nielsen Holdings NV (Netherlands)	2,042,538
		4,652,759

	Consumer, Cyclical - 5.9%
15,700	Arrow Electronics, Inc.(a)	728,794
18,208	Brookfield Residential Properties, Inc. (Canada)(a)	360,336
13,066	Oshkosh Corp.(a)	586,925
33,885	Ross Stores, Inc.	2,279,105
23,715	Tim Hortons, Inc. (Canada)	1,299,345
		5,254,505

	Consumer, Non-cyclical - 12.1%
24,841	Beam, Inc.	1,556,289
26,189	Bruker Corp.(a)	524,828
18,758	Equifax, Inc.	1,108,410
36,076	Genpact Ltd. (Bermuda) (a)	694,463
11,709	Ingredion, Inc.	736,964
21,268	KAR Auction Services, Inc.	566,580
7,795	Macquarie Infrastructure Co., LLC	418,903
18,546	Pinnacle Foods, Inc.	502,597
20,388	Quintiles Transnational Holdings, Inc.(a)	881,985
10,488	Team Health Holdings, Inc.(a)	403,054
10,750	Towers Watson & Co., Class A	884,187
7,951	Tupperware Brands Corp.	642,202
15,016	Universal Health Services, Inc., Class B	1,017,334
32,574	Vantiv, Inc., Class A(a)	860,279
		10,798,075

	Financial - 18.0%
5,295	Allied World Assurance Co. Holdings AG (Switzerland)	485,710
13,778	American Financial Group, Inc.	709,980
40,906	Ares Capital Corp.	719,127
19,508	Arthur J Gallagher & Co.	806,461
18,360	Axis Capital Holdings Ltd. (Bermuda)	789,296
10,572	BOK Financial Corp.	677,559
21,797	Brown & Brown, Inc.	678,759
40,904	CNA Financial Corp.	1,443,093
12,190	Credicorp Ltd. (Bermuda)	1,477,916
12,768	Equity Lifestyle Properties, Inc., REIT	443,688
6,918	Erie Indemnity Co., Class A	510,272
15,390	HCC Insurance Holdings, Inc.	649,458
34,623	Healthcare Trust of America, Inc., Class A, REIT	356,617
39,291	ING US, Inc.	1,131,581
6,644	Jones Lang LaSalle, Inc.	546,403
1,452	Markel Corp.(a)	741,536
8,347	Mercury General Corp.	366,266
57,794	MFA Financial, Inc., REIT	416,117
25,603	NASDAQ OMX Group, Inc.	764,506
15,780	Popular, Inc. (Puerto Rico) (a)	490,127
9,356	ProAssurance Corp.	441,042
44,507	XL Group PLC (Ireland)	1,315,627
		15,961,141

	Industrial - 16.4%
15,471	AECOM Technology Corp.(a)	450,670
53,982	Agilent Technologies, Inc.	2,517,720
21,088	Avnet, Inc.	813,153
18,034	Berry Plastics Group, Inc.(a)	414,962
8,693	Crane Co.	499,065
7,278	Greif, Inc., Class A	392,066
8,997	Hubbell, Inc., Class B	911,936
15,040	Packaging Corp. of America	797,722
17,897	Progressive Waste Solutions Ltd. (Canada)	433,286
11,159	Rock Tenn Co., Class A	1,239,877
21,894	Rockwell Automation, Inc.	2,128,754
9,988	Silgan Holdings, Inc.	471,234
21,962	Spirit Aerosystems Holdings, Inc., Class A(a)	495,902
5,625	Teledyne Technologies, Inc.(a)	434,081
14,749	Timken Co.	826,829
4,096	Valmont Industries, Inc.	552,796
14,234	Wabtec Corp.	832,974
7,932	Zebra Technologies Corp., Class A(a)	361,699
		14,574,726

	Technology - 12.5%
47,319	Analog Devices, Inc.	2,189,923
38,263	Avago Technologies Ltd. (Singapore)	1,473,508
46,060	Fidelity National Information Services, Inc.	2,047,828
25,194	NCR Corp.(a)	896,402
16,295	Rovi Corp.(a)	292,169
10,098	Solera Holdings, Inc.	521,259
12,735	SS&C Technologies Holdings, Inc.(a)	450,692
23,650	Synopsys, Inc.(a)	857,549
6,580	Syntel, Inc.	472,905
190,075	Xerox Corp.	1,896,948
		11,099,183

See notes to financial statements.
CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT | 43

PORTFOLIO OF INVESTMENTS continued	August 31, 2013

CZA Guggenheim Mid-Cap Core ETF continued

Number
of Shares	Description	Value
	Utilities - 12.6%
113,733	AES Corp.	$1,445,547
16,791	Alliant Energy Corp.	833,002
27,073	American Water Works Co., Inc.	1,102,954
26,534	DTE Energy Co.	1,774,329
23,826	Great Plains Energy, Inc.	522,266
28,700	MDU Resources Group, Inc.	766,290
13,165	National Fuel Gas Co.	859,411
47,512	NiSource, Inc.	1,390,201
30,282	OGE Energy Corp.	1,066,229
21,560	SCANA Corp.	1,037,467
12,649	Vectren Corp.	412,357
		11,210,053

	Total Common Stocks - 88.4%
	(Cost $75,142,917)	78,597,933

	Master Limited Partnerships - 11.4%
	Consumer, Cyclical - 1.4%
16,957	Icahn Enterprises, LP(b)	1,256,174

	Energy - 7.9%
8,949	Alliance Holdings GP, LP	549,827
5,641	Alliance Resource Partners, LP(b)	424,654
11,532	Atlas Pipeline Partners, LP	447,442
14,813	Buckeye Partners, LP, Class B	1,036,910
32,508	El Paso Pipeline Partners, LP	1,356,559
33,720	Magellan Midstream Partners, LP	1,829,647
8,915	Suburban Propane Partners, LP	408,307
15,747	Sunoco Logistics Partners, LP(b)	1,011,587
		7,064,933

	Financial - 1.2%
19,245	Apollo Global Management, LLC, Class A	488,630
75,684	Fortress Investment Group, LLC	545,682
		1,034,312

	Utilities - 0.9%
22,281	Brookfield Infrastructure Partners, LP (Bermuda)	788,525

	Total Master Limited Partnerships - 11.4%
	(Cost $8,973,264)	10,143,944

	Exchange Traded Fund - 0.1%
850	iShares Russell Midcap Index Fund
	(Cost $117,772)	113,322

	Total Long-Term Investments - 99.9%
	(Cost $84,233,953)	88,855,199

	Investments of Collateral for
	Securities Loaned - 0.0%*
53,014	BNY Mellon Securities Lending Overnight Fund,
	0.0813%(c) (d)
	(Cost $53,014)	53,014

	Total Investments - 99.9%
	(Cost $84,286,967)	88,908,213
	Other Assets in excess of Liabilities - 0.1%	68,442
	Net Assets - 100.0%	$88,976,655

AG - Stock Corporation

LLC - Limited Liability Company

LP - Limited Partnership

NV - Publicly Traded Company

PLC - Public Limited Company

REIT - Real Estate Investment Trust

* Less than 0.1%.

(a)	Non-income producing security.

(b)	Security, or portion thereof, was on loan at August 31, 2013.

(c)	At August 31, 2013, the total market value of the Fund’s securities on loan was $51,910 and the total market value of the collateral held by the Fund was $53,014.

(d)	Interest rate shown reflects yield as of August 31, 2013.

Securities are classified by sectors that represent broad groupings of related industries.

% of Long-Term
Country Breakdown	Investments
United States	85.9%
Bermuda	4.2%
Canada	2.4%
Netherlands	2.3%
Singapore	1.7%
Ireland	1.5%
Channel Islands	1.0%
Puerto Rico	0.5%
Switzerland	0.5%

Subject to change daily.

See notes to financial statements.
44 | CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT

PORTFOLIO OF INVESTMENTS continued	August 31, 2013

CVY Guggenheim Multi-Asset Income ETF

Number
of Shares	Description	Value
	Long-Term Investments - 99.4%
	Convertible Preferred Stock - 1.1%
	Basic Materials - 1.1%
652,746	Cliffs Natural Resources, Inc., 7.00%(a)	$12,832,986
	(Cost $12,929,639)

	Common Stocks - 72.4%
	Basic Materials - 8.2%
539,180	Barrick Gold Corp. (Canada)	10,325,297
330,456	Dow Chemical Co.	12,359,054
204,111	EI du Pont de Nemours & Co.	11,556,765
379,258	Freeport-McMoRan Copper & Gold, Inc.	11,461,177
1,820,860	Gold Fields Ltd., ADR (South Africa)(a)	9,377,429
1,437,818	IAMGOLD Corp. (Canada)	8,655,664
332,192	Newmont Mining Corp.	10,553,740
152,256	Olin Corp.	3,517,114
621,757	Pan American Silver Corp. (Canada)	7,597,870
284,438	Teck Resources Ltd., Class B (Canada)	7,179,215
		92,583,325

	Communications - 4.3%
56,939	Chunghwa Telecom Co. Ltd., ADR (Taiwan)(a)	1,790,732
317,910	CTC Media, Inc.	3,407,995
353,104	Gannett Co., Inc.	8,506,275
201,863	Giant Interactive Group, Inc., ADR (Cayman Islands)(a)	1,497,824
92,624	Meredith Corp.	3,983,758
1,274,922	Oi SA, ADR (Brazil)(a)	1,861,386
83,773	Rogers Communications, Inc., Class B (Canada)	3,317,411
298,992	Telefonica Brasil SA, ADR (Brazil)	5,899,113
456,925	VimpelCom Ltd., ADR (Bermuda)	4,902,805
393,348	Vodafone Group PLC, ADR (United Kingdom)	12,724,808
		47,892,107

	Consumer, Cyclical - 3.7%
146,561	Darden Restaurants, Inc.	6,772,584
170,678	Hasbro, Inc.(a)	7,779,503
254,470	Mattel, Inc.	10,306,035
203,611	Six Flags Entertainment Corp.	6,721,199
759,166	Staples, Inc.	10,559,999
		42,139,320

	Consumer, Non-cyclical - 10.0%
266,751	Abbvie, Inc.	11,366,260
222,193	AstraZeneca PLC, ADR (United Kingdom)	10,934,118
165,108	Dr Pepper Snapple Group, Inc.	7,390,234
219,964	GlaxoSmithKline PLC, ADR (United Kingdom)	11,193,968
117,600	Kimberly-Clark Corp.	10,993,248
268,318	Lorillard, Inc.	11,349,851
243,845	Merck & Co., Inc.	11,531,430
203,911	Paychex, Inc.	7,887,278
460,101	PDL BioPharma, Inc.(a)	3,653,202
418,195	Pfizer, Inc.	11,797,281
336,910	Sysco Corp.	10,787,858
146,049	Valassis Communications, Inc.(a)	4,023,650
		112,908,378

	Energy - 9.3%
265,379	BP PLC, ADR (United Kingdom)	10,960,153
253,647	Cenovus Energy, Inc. (Canada)	7,289,815
92,773	Chevron Corp.	11,172,652
185,645	ConocoPhillips	12,308,264
299,829	Kinder Morgan, Inc.	11,372,514
2,465,800	Pengrowth Energy Corp. (Canada)(a)	13,561,900
1,229,271	Penn West Petroleum Ltd. (Canada)	13,804,713
171,579	Royal Dutch Shell PLC, ADR (United Kingdom)	11,082,288
228,436	Total SA, ADR (France)	12,634,795
		104,187,094

	Financial - 17.1%
239,940	Aircastle Ltd. (Bermuda)	3,911,022
441,374	American Capital Agency Corp., REIT	10,045,672
417,573	American Capital Mortgage Investment Corp., REIT	8,368,163
838,551	Annaly Capital Management, Inc., REIT	9,785,890
186,563	Apollo Commercial Real Estate Finance, Inc., REIT	2,802,176
1,581,596	Banco Santander SA, ADR (Spain)(a)	11,245,148
75,341	Bank of Hawaii Corp.	3,880,062
308,859	BankUnited, Inc.	9,126,783
214,110	Capstead Mortgage Corp., REIT	2,513,651
2,627,879	Chimera Investment Corp., REIT	7,725,964
129,288	Community Bank System, Inc.	4,297,533
863,935	CYS Investments, Inc., REIT	6,635,021
777,040	First Niagara Financial Group, Inc.	7,848,104
402,316	FirstMerit Corp.	8,513,007
132,951	Hancock Holding Co.	4,274,375
211,098	Hatteras Financial Corp., REIT	3,863,093
283,272	Hercules Technology Growth Capital, Inc.(a)	4,104,611
166,192	Home Loan Servicing Solutions Ltd. (Cayman Islands)	3,789,178
567,941	Invesco Mortgage Capital, Inc., REIT	8,695,177
432,824	Janus Capital Group, Inc.	3,618,409
480,484	Manulife Financial Corp. (Canada)	7,894,352
1,057,397	MFA Financial, Inc., REIT	7,613,258
441,011	New York Mortgage Trust, Inc., REIT(a)	2,663,706
2,250,497	Newcastle Investment Corp., REIT	11,860,119
131,662	PacWest Bancorp(a)	4,377,762
553,576	Resource Capital Corp., REIT	3,221,812
133,561	Triangle Capital Corp.(a)	3,895,974
148,914	Trustmark Corp.	3,702,002
1,032,413	Two Harbors Investment Corp., REIT	9,818,248
210,238	Validus Holdings Ltd. (Bermuda)	7,276,337

See notes to financial statements.
CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT | 45

PORTFOLIO OF INVESTMENTS continued	August 31, 2013

CVY Guggenheim Multi-Asset Income ETF continued

Number
of Shares	Description	Value
	Financial continued
298,473	Western Asset Mortgage Capital Corp., REIT(a)	$4,659,164
		192,025,773

	Industrial - 6.9%
312,414	Exelis, Inc.	4,595,610
217,339	Garmin Ltd. (Switzerland)	8,860,911
488,314	General Electric Co.	11,299,586
159,091	Hillenbrand, Inc.	3,939,093
107,602	Lockheed Martin Corp.	13,172,637
506,112	NAM TAI Electronics, Inc. (British Virgin Islands)(a)	3,972,979
170,881	Raytheon Co.	12,886,136
150,986	Sturm Ruger & Co., Inc.(a)	7,907,137
179,642	TAL International Group, Inc.(a)	7,688,678
101,247	Textainer Group Holdings Ltd. (Bermuda)(a)	3,529,470
		77,852,237

	Technology - 5.0%
277,979	CA, Inc.	8,130,886
75,796	Computer Programs & Systems, Inc.	4,165,748
469,007	Intel Corp.	10,308,774
248,826	Lexmark International, Inc., Class A	8,499,896
264,333	Seagate Technology PLC (Ireland)	10,129,241
357,522	STMicroelectronics NV (Netherlands)(a)	2,849,450
317,287	Texas Instruments, Inc.	12,120,363
		56,204,358

	Utilities - 7.9%
80,219	ALLETE, Inc.	3,786,337
154,111	Alliant Energy Corp.	7,645,447
142,109	Avista Corp.	3,733,203
281,693	CMS Energy Corp.	7,473,315
92,663	CPFL Energia SA, ADR (Brazil)(a)	1,513,187
201,373	Dominion Resources, Inc.	11,750,115
165,323	Entergy Corp.	10,453,373
80,371	IDACORP, Inc.	3,847,360
150,590	NextEra Energy, Inc.	12,101,412
182,188	Northeast Utilities	7,464,242
323,876	NV Energy, Inc.	7,594,892
112,337	Piedmont Natural Gas Co., Inc.	3,623,992
186,027	Wisconsin Energy Corp.	7,634,548
		88,621,423

	Total Common Stocks - 72.4%
	(Cost $809,244,934)	814,414,015

	Preferred Stocks - 2.9%
	Financial - 2.9%
223,238	Ally Financial, Inc., Series A, 8.50%(b) (c)	6,007,335
267,169	Barclays Bank PLC, Series 5, 8.13% (United Kingdom)(c)	6,746,017
212,335	JPMorgan Chase & Co., Series J, 8.63%(a) (c)	5,306,252
354,611	Royal Bank of Scotland Group PLC, Series T, 7.25%
	(United Kingdom)(a) (c)	8,134,776
240,136	Zions Bancorporation, Series C, 9.50%(c)	5,998,597
	(Cost $32,706,331)	32,192,977

	Master Limited Partnerships - 9.8%
	Energy - 8.1%
323,712	Enbridge Energy Partners, LP(a)	9,653,092
99,750	Energy Transfer Equity, LP	6,416,917
190,031	Energy Transfer Partners, LP	9,742,889
96,569	Enterprise Products Partners, LP	5,738,130
93,137	Kinder Morgan Energy Partners, LP	7,596,254
327,755	Linn Energy, LLC	7,902,173
96,525	MarkWest Energy Partners, LP	6,446,905
1,041,243	Northern Tier Energy, LP(a)	21,689,092
139,357	ONEOK Partners, LP(a)	6,910,713
171,272	Williams Partners, LP(a)	8,448,848
		90,545,013

	Financial - 1.7%
476,827	Apollo Global Management, LLC, Series A	12,106,638
348,401	KKR & Co., LP	6,657,943
		18,764,581

	Total Master Limited Partnerships - 9.8%
	(Cost $110,405,842)	109,309,594

	Royalty Trusts - 3.8%
	Energy - 3.8%
140,631	BP Prudhoe Bay Royalty Trust	12,007,075
656,735	SandRidge Mississippian Trust I(a)	8,294,563
799,388	SandRidge Mississippian Trust II(a)	10,679,824
811,638	SandRidge Permian Trust(a)	11,817,449
	(Cost $44,363,094)	42,798,911

	Exchange Traded Fund - 0.2%
17,000	SPDR S&P 500 ETF Trust(a)
	(Cost $2,823,061)	2,782,050

See notes to financial statements.
46 | CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT

PORTFOLIO OF INVESTMENTS continued	August 31, 2013

CVY Guggenheim Multi-Asset Income ETF continued

Number
of Shares	Description	Value
	Closed End Funds - 9.2%
2,361,077	Alpine Total Dynamic Dividend Fund(a)	$9,231,811
865,468	BlackRock Corporate High Yield Fund III, Inc.(a)	6,032,312
555,654	BlackRock Corporate High Yield Fund V, Inc.(a)	6,512,265
548,698	BlackRock Corporate High Yield Fund VI, Inc.(a)	6,238,696
267,460	Calamos Convertible and High Income Fund(a)	3,241,615
428,056	Calamos Convertible Opportunities and Income Fund(a)	5,290,772
290,643	Clough Global Equity Fund	4,100,973
393,040	Clough Global Opportunities Fund(a)	4,802,949
237,466	First Trust High Income Long/Short Fund	4,063,043
310,989	Invesco Municipal Opportunity Trust(a)	3,607,472
386,646	Invesco Municipal Trust(a)	4,442,563
267,440	Invesco Trust for Investment Grade Municipals(a)	3,244,047
168,117	Nuveen Mortgage Opportunity Term Fund	3,994,460
440,603	Nuveen Preferred Income Opportunities Fund	3,899,337
390,879	Nuveen Quality Preferred Income Fund	3,025,403
1,369,218	Wells Fargo Advantage Global Dividend Opportunity Fund	9,967,907
782,051	Wells Fargo Advantage Income Opportunities Fund	6,897,690
242,180	Wells Fargo Advantage Multi-Sector Income Fund(a)	3,366,302
446,543	Western Asset Global High Income Fund, Inc.(a)	5,233,484
388,067	Western Asset High Yield Defined Opportunity Fund, Inc.(a)	6,849,383
	(Cost $114,287,414)	104,042,484

	Total Long-Term Investments - 99.4%
	(Cost $1,126,760,315)	1,118,373,017

	Investments of Collateral for
	Securities Loaned - 7.6%
85,382,077	BNY Mellon Securities Lending Overnight
	Fund, 0.0813%(d) (e)	85,382,077
	(Cost $85,382,077)

	Total Investments - 107.0%
	(Cost $1,212,142,392)	1,203,755,094
	Liabilities in excess of Other Assets - (7.0%)	(78,560,284)
	Net Assets - 100.0%	$1,125,194,810

ADR - American Depositary Receipt

LLC - Limited Liability Company

LP - Limited Partnership

NV - Publicly Traded Company

PLC - Public Limited Company

REIT - Real Estate Investment Trust

SA - Corporation

S&P - Standard & Poor’s

(a)	Security, or portion thereof, was on loan at August 31, 2013.

(b)	Floating or variable rate coupon. The rate shown is as of August 31, 2013.

(c)	Perpetual maturity.

(d)
At August 31, 2013, the total market value of the Fund’s securities on loan was $81,995,983 and the total market value of the collateral held by the Fund was $85,385,967, consisting of cash collateral of $85,382,077 and U.S. Government and Agency securities valued at $3,890.

(e)	Interest rate shown reflects yield as of August 31, 2013.

Securities are classified by sectors that represent broad groupings of related industries.

% of Long-Term
Country Breakdown	Investments
United States	78.0%
Canada	7.1%
United Kingdom	6.4%
Bermuda	1.8%
France	1.1%
Spain	1.0%
Ireland	0.9%
South Africa	0.8%
Brazil	0.8%
Switzerland	0.8%
Cayman Islands	0.5%
British Virgin Islands	0.4%
Netherlands	0.2%
Taiwan	0.2%

Subject to change daily.

See notes to financial statements.
CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT | 47

PORTFOLIO OF INVESTMENTS continued	August 31, 2013

RYJ Guggenheim Raymond James SB-1 Equity ETF

Number
of Shares	Description	Value
	Long-Term Investments - 100.0%
	Common Stocks - 97.7%
	Basic Materials - 0.8%
10,112	Praxair, Inc.	$1,187,149

	Communications - 10.8%
459,683	Alcatel-Lucent, ADR (France)(a)	1,185,982
125,813	Brightcove, Inc.(a)	1,176,351
28,276	Comcast Corp., Class A	1,190,137
16,889	Crown Castle International Corp.(a)	1,172,434
25,439	Ctrip.com International Ltd., ADR (Cayman Islands)(a)	1,170,703
61,885	CyrusOne, Inc., REIT	1,179,528
38,326	DigitalGlobe, Inc.(a)	1,157,445
6,940	Equinix, Inc.(a)	1,205,756
29,802	Facebook, Inc., Class A(a)	1,230,227
173,733	Iridium Communications, Inc.(a) (b)	1,162,274
51,749	KVH Industries, Inc.(a)	660,317
25,005	Palo Alto Networks, Inc.(a)	1,200,740
15,900	SBA Communications Corp., Class A(a)	1,192,500
38,419	WebMD Health Corp.(a)	1,207,125
		16,091,519

	Consumer, Cyclical - 19.0%
14,490	Advance Auto Parts, Inc.	1,160,214
21,749	Arctic Cat, Inc.	1,167,486
2,818	AutoZone, Inc.(a)	1,183,391
16,060	Bed Bath & Beyond, Inc.(a)	1,184,264
11,248	Buffalo Wild Wings, Inc.(a)	1,168,780
66,670	Carmike Cinemas, Inc.(a)	1,168,725
137,810	Carrols Restaurant Group, Inc.(a)	829,616
39,145	Cinemark Holdings, Inc.	1,153,603
35,146	Culp, Inc.	673,397
59,786	Del Frisco’s Restaurant Group, Inc.(a)	1,149,685
79,961	Dixie Group, Inc.(a)	855,583
22,086	Dollar Tree, Inc.(a)	1,163,932
44,280	Ethan Allen Interiors, Inc.	1,154,380
37,624	Fiesta Restaurant Group, Inc.(a)	1,229,176
20,075	Harley-Davidson, Inc.	1,204,099
54,242	La-Z-Boy, Inc.	1,153,185
46,881	Newell Rubbermaid, Inc.	1,186,089
9,696	O’Reilly Automotive, Inc.(a)	1,189,796
54,417	Pier 1 Imports, Inc.	1,192,821
10,751	Polaris Industries, Inc.	1,174,117
17,894	Red Robin Gourmet Burgers, Inc.(a)	1,160,605
65,099	Regal Entertainment Group, Class A	1,164,621
31,538	Tempur Sealy International, Inc.(a)	1,214,528
38,196	Toll Brothers, Inc.(a)	1,169,180
9,838	Tractor Supply Co.	1,203,876
		28,255,149

	Consumer, Non-cyclical - 10.2%
37,468	Alere, Inc.(a)	1,167,877
56,257	Capital Senior Living Corp.(a)	1,171,271
33,667	CareFusion Corp.(a)	1,206,962
67,740	Carriage Services, Inc.	1,193,579
14,467	Covance, Inc.(a)	1,172,406
19,772	Covidien PLC (Ireland)	1,174,457
21,700	Fresh Market, Inc.(a)	1,059,177
37,209	HealthSouth Corp.	1,170,595
31,437	ICON PLC (Ireland)(a)	1,148,708
25,254	PAREXEL International Corp.(a)	1,172,543
63,997	Service Corp. International	1,157,066
67,818	TMS International Corp., Class A	1,180,711
16,519	UnitedHealth Group, Inc.	1,185,073
		15,160,425

	Energy - 0.8%
33,406	Valero Energy Corp.	1,186,915

	Financial - 29.1%
24,705	Allstate Corp.	1,183,864
61,821	American Equity Investment Life Holding Co.	1,224,674
69,629	American Residential Properties, Inc., REIT(a)	1,187,871
16,862	American Tower Corp., REIT	1,171,740
83,727	Bank of America Corp.	1,182,225
71,730	Cardinal Financial Corp.	1,179,241
24,490	Citigroup, Inc.	1,183,602
69,046	CubeSmart, REIT	1,149,616
21,321	Digital Realty Trust, Inc., REIT(b)	1,185,448
83,079	Everbank Financial Corp.	1,168,091
28,522	Extra Space Storage, Inc., REIT	1,175,962
59,608	Fidus Investment Corp.	1,117,054
21,890	First Financial Holdings, Inc.	1,178,339
63,169	Health Insurance Innovations, Inc., Class A(a)	672,750
144,424	Huntington Bancshares, Inc.	1,190,054
23,348	JPMorgan Chase & Co.	1,179,774
107,594	Lakeland Bancorp, Inc.	1,173,851
37,962	Lakeland Financial Corp.	1,180,618
27,909	Lincoln National Corp.	1,173,294
28,730	Marsh & McLennan Cos., Inc.	1,184,538
39,458	NASDAQ OMX Group, Inc.	1,178,216
79,833	New York Community Bancorp, Inc.	1,169,553
25,593	Post Properties, Inc., REIT	1,157,571
52,764	Privatebancorp, Inc.	1,151,310
47,275	Progressive Corp.	1,185,184
15,843	Prudential Financial, Inc.	1,186,324
21,093	Rayonier, Inc., REIT	1,165,177
124,978	Regions Financial Corp.	1,174,793
76,585	Silvercrest Asset Management Group, Inc., Class A(a)	936,635

See notes to financial statements.
48 | CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT

PORTFOLIO OF INVESTMENTS continued	August 31, 2013

RYJ Guggenheim Raymond James SB-1 Equity ETF continued

Number
of Shares	Description	Value
	Financial continued
80,862	United Community Banks, Inc.(a)	$1,178,968
32,716	US Bancorp	1,182,029
80,776	VantageSouth Bancshares, Inc.(a)	445,883
6,783	Visa, Inc., Class A	1,183,091
45,476	Webster Financial Corp.	1,203,295
28,737	Wells Fargo & Co.	1,180,516
43,227	Weyerhaeuser Co., REIT	1,183,555
29,601	Wintrust Financial Corp.	1,173,384
42,313	Zions Bancorporation	1,183,495
		43,261,585

	Industrial - 10.3%
44,885	Arkansas Best Corp.	1,116,739
55,334	Covanta Holding Corp.	1,169,208
37,708	FLIR Systems, Inc.	1,179,506
13,612	Genesee & Wyoming, Inc., Class A(a)	1,178,527
52,647	Jabil Circuit, Inc.	1,201,405
11,215	Kansas City Southern	1,182,285
71,512	Knight Transportation, Inc.	1,164,215
67,277	Marten Transport Ltd.	1,190,130
122,550	PGT, Inc.(a)	1,247,559
42,804	Roadrunner Transportation Systems, Inc.(a)	1,160,845
20,694	Ryder System, Inc.	1,150,793
39,925	Saia, Inc.(a)	1,198,149
65,560	Swift Transportation Co.(a)	1,177,458
		15,316,819

	Technology - 15.9%
34,213	Altera Corp.	1,203,271
25,593	Analog Devices, Inc.	1,184,444
2,420	Apple, Inc.	1,178,661
110,513	Applied Micro Circuits Corp.(a)	1,189,120
21,616	Computer Programs & Systems, Inc.	1,188,015
49,020	Diodes, Inc.(a)	1,220,598
45,950	EMC Corp.	1,184,591
96,597	Fairchild Semiconductor International, Inc.(a)	1,179,449
85,298	Greenway Medical Technologies(a) (b)	1,161,759
48,980	International Rectifier Corp.(a)	1,169,642
18,543	Intuit, Inc.	1,178,037
157,518	LSI Corp.	1,167,208
51,231	MedAssets, Inc.(a)	1,148,599
89,703	Micron Technology, Inc.(a)	1,217,270
46,365	Microsemi Corp.(a)	1,193,435
79,877	NVIDIA Corp.	1,178,186
17,892	QUALCOMM, Inc.	1,185,882
39,511	Semtech Corp.(a)	1,174,267
25,638	ServiceNow, Inc.(a)	1,201,910
59,217	Tangoe, Inc.(a)	1,231,121
		23,735,465

	Utilities - 0.8%
81,306	EnerNOC, Inc.(a)	1,179,750

	Total Common Stocks - 97.7%
	(Cost $128,846,480)	145,374,776

	Master Limited Partnerships - 2.3%
	Energy - 2.3%
15,102	Alliance Resource Partners, LP(b)	1,136,879
19,779	Enterprise Products Partners, LP	1,175,268
57,155	Memorial Production Partners, LP	1,156,817
	(Cost $2,877,760)	3,468,964

	Total Long-Term Investments - 100.0%
	(Cost $131,724,240)	148,843,740

	Investments of Collateral for
	Securities Loaned - 1.6%
2,448,798	BNY Mellon Securities Lending Overnight
	Fund, 0.0813%(c) (d)
	(Cost $2,448,798)	2,448,798

	Total Investments - 101.6%
	(Cost $134,173,038)	151,292,538
	Liabilities in excess of Other Assets - (1.6%)	(2,426,760)
	Net Assets - 100.0%	$148,865,778

ADR - American Depositary Receipt

LP - Limited Partnership

PLC - Public Limited Company

REIT - Real Estate Investment Trust

(a)	Non-income producing security.

(b)	Security, or portion thereof, was on loan at August 31, 2013.

(c)	At August 31, 2013, the total market value of the Fund’s securities on loan was $2,388,948 and the total market value of the collateral held by the Fund was $2,448,798.

(d)	Interest rate shown reflects yield as of August 31, 2013.

Securities are classified by sectors that represent broad groupings of related industries.

% of Long-Term
Country Breakdown	Investments
United States	96.8%
Ireland	1.6%
France	0.8%
Cayman Islands	0.8%

Subject to change daily.

See notes to financial statements.
CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT | 49

PORTFOLIO OF INVESTMENTS continued	August 31, 2013

CSD Guggenheim Spin-Off ETF

Number
of Shares	Description	Value
	Long-Term Investments - 99.8%
	Common Stocks - 95.7%
	Basic Materials - 1.8%
2,639,708	NovaCopper, Inc. (Canada)(a) (b)	$5,015,445

	Communications - 25.8%
188,508	AMC Networks, Inc., Class A(b)	11,683,726
774,660	Lumos Networks Corp.	12,200,895
2,178,444	Phoenix New Media Ltd., ADR (Cayman Islands)(a) (b)	19,213,876
552,576	Starz, Class A(b)	13,792,297
191,066	TripAdvisor, Inc.(b)	14,133,152
		71,023,946

	Consumer, Cyclical - 8.6%
348,297	Fiesta Restaurant Group, Inc.(b)	11,378,863
280,412	Marriott Vacations Worldwide Corp.(b)	12,225,963
		23,604,826

	Consumer, Non-cyclical - 12.9%
305,633	ADT Corp.	12,173,362
225,349	Kraft Foods Group, Inc.	11,666,318
274,866	Post Holdings, Inc.(b)	11,736,778
		35,576,458

	Energy - 17.2%
4,393,505	Lone Pine Resources, Inc.(b)	547,870
152,789	Marathon Petroleum Corp.	11,078,730
190,770	Phillips 66	10,892,967
802,689	SunCoke Energy, Inc.(b)	12,626,298
648,986	WPX Energy, Inc.(b)	12,110,079
		47,255,944

	Financial - 4.1%
612,797	Rouse Properties, Inc., REIT(a)	11,361,257

	Industrial - 22.1%
1,007,505	Exelis, Inc.	14,820,399
315,922	Fortune Brands Home & Security, Inc.	11,638,566
217,756	Huntington Ingalls Industries, Inc.	13,788,310
665,362	Vishay Precision Group, Inc.(b)	9,401,565
448,404	Xylem, Inc.	11,111,451
		60,760,291

	Utilities - 3.2%
1,043,599	Genie Energy Ltd., Class B(b)	8,891,464

	Total Common Stocks - 95.7%
	(Cost $244,972,133)	263,489,631

	Master Limited Partnership - 4.1%
	Energy - 4.1%
542,259	Atlas Resources Partners, LP(a)
	(Cost $11,673,468)	11,251,874

	Total Long-Term Investments - 99.8%
	(Cost $256,645,601)	274,741,505

	Investments of Collateral for
	Securities Loaned - 4.5%
12,341,410	BNY Mellon Securities Lending Overnight
	Fund, 0.0813%(c) (d)	12,341,410
	(Cost $12,341,410)

	Total Investments - 104.3%
	(Cost $268,987,011)	287,082,915
	Liabilities in excess of Other Assets - (4.3%)	(11,837,495)
	Net Assets - 100.0%	$275,245,420

ADR - American Depositary Receipt

LP - Limited Partnership

REIT - Real Estate Investment Trust

(a)	Security, or portion thereof, was on loan at August 31, 2013.

(b)	Non-income producing security.

(c)	At August 31, 2013, the total market value of the Fund’s securities on loan was $12,060,504 and the total market value of the collateral held by the Fund was $12,341,410.

(d)	Interest rate shown reflects yield as of August 31, 2013.

Securities are classified by sectors that represent broad groupings of related industries.

% of Long-Term
Country Breakdown	Investments
United States	91.2%
Cayman Islands	7.0%
Canada	1.8%

Subject to change daily.

See notes to financial statements.
50 | CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT

PORTFOLIO OF INVESTMENTS continued	August 31, 2013

WMCR Wilshire Micro-Cap ETF

Number
of Shares	Description	Value
	Long-Term Investments - 99.8%
	Common Stocks - 99.8%
	Basic Materials - 2.5%
1,558	American Pacific Corp. (a)	$76,326
6,079	Charles & Colvard Ltd. (a)	42,492
4,225	Codexis, Inc. (a)	7,267
2,552	Friedman Industries, Inc.	25,239
17,744	General Steel Holdings, Inc. (a)	15,491
13,027	Golden Minerals Co. (a) (b)	15,111
3,149	KMG Chemicals, Inc.	74,191
7,365	Landec Corp. (a)	97,218
89,036	Liquidmetal Technologies, Inc. (a)	15,136
2,215	Material Sciences Corp. (a)	21,818
32,972	Midway Gold Corp. (Canada)(a)	33,631
14,389	Mines Management, Inc. (a) (b)	11,655
741	Northern Technologies International Corp. (a)	11,056
2,083	Oil-Dri Corp. of America	64,594
2,248	Orchids Paper Products Co.	61,798
2,974	Penford Corp. (a)	40,298
530	Shiloh Industries, Inc.	6,498
23,698	Silver Bull Resources, Inc. (a)	9,432
5,454	Solitario Exploration & Royalty Corp. (a)	5,563
6,526	Timberline Resources Corp. (a)	1,893
14,235	U.S. Antimony Corp. (a)	16,797
2,419	Universal Stainless & Alloy Products, Inc. (a)	66,619
26,882	Uranerz Energy Corp. (a)	28,226
26,921	Uranium Energy Corp. (a) (b)	63,264
7,847	Uranium Resources, Inc. (a) (b)	25,189
1,537	USEC, Inc. (a)	25,299
13,321	Verso Paper Corp. (a)	11,190
30,512	Vista Gold Corp. (Canada)(a)	23,799
3,819	Xerium Technologies, Inc. (a)	41,245
		938,335

	Communications - 8.7%
5,046	AH Belo Corp., Class A	36,533
14,417	Alaska Communications Systems Group, Inc. (a)	44,260
2,279	Alliance Fiber Optic Products, Inc.	84,391
3,357	Alteva, Inc.	24,473
3,608	Autobytel, Inc. (a)	21,251
4,011	Aware, Inc.	20,015
929	BroadVision, Inc. (a)	9,457
9,115	CalAmp Corp. (a)	149,395
996	ChannelAdvisor Corp. (a)	30,498
4,813	Chyronhego Corp. (a)	7,653
9,289	Cinedigm Digital Cinema Corp., Class A(a)	13,376
5,112	Clearfield, Inc. (a)	64,411
3,293	ClearOne, Inc. (a)	27,003
1,844	Communications Systems, Inc.	22,276
4,431	Crexendo, Inc. (a) (b)	14,179
2,887	eGain Communications Corp. (a)	38,974
11,447	Emmis Communications Corp., Class A(a)	36,401
17,403	Entravision Communications Corp., Class A	91,018
1,746	ePlus, Inc.	90,705
8,447	FAB Universal Corp. (a) (b)	34,126
8,860	Fairpoint Communications, Inc. (a) (b)	82,752
755	Gogo, Inc. (a) (b)	8,531
13,440	Gray Television, Inc. (a)	88,704
20,935	Harris Interactive, Inc. (a)	40,405
3,615	Hawaiian Telcom Holdco, Inc. (a)	89,688
5,415	HickoryTech Corp.	54,258
7,434	Hollywood Media Corp. (a)	12,489
4,655	ID Systems, Inc. (a)	29,187
2,440	Internet Patents Corp. (a)	8,418
5,850	Inuvo, Inc. (a)	6,786
24,075	Ipass, Inc. (a)	43,335
3,932	KVH Industries, Inc. (a)	50,172
2,167	Lantronix, Inc. (a)	3,164
22,710	Lee Enterprises, Inc. (a) (b)	67,222
3,352	Lightpath Technologies, Inc., Class A(a)	4,793
10,122	Local Corp. (a)	15,689
530	Marin Software, Inc. (a)	6,996
1,333	Marketo, Inc. (a)	46,762
6,047	Media General, Inc., Class A(a) (b)	63,433
12,940	MeetMe, Inc. (a) (b)	22,257
5,837	Meru Networks, Inc. (a)	20,138
5,164	Multiband Corp. (a)	16,783
5,692	NeoPhotonics Corp. (a)	36,429
4,397	Nexstar Broadcasting Group, Inc., Class A	147,607
11,615	Novatel Wireless, Inc. (a)	33,684
4,419	Numerex Corp., Class A(a)	45,472
6,941	Onstream Media Corp. (a)	1,971
4,219	Onvia, Inc. (a) (b)	22,319
4,219	Optical Cable Corp.	18,310
12,763	ORBCOMM, Inc. (a)	60,752
29,528	Parkervision, Inc. (a) (b)	97,738
6,274	PC-Tel, Inc.	50,945
3,580	Performance Technologies, Inc. (a)	9,845
67,297	Powerwave Technologies, Inc. (a)	673
7,004	Radio One, Inc., Class D(a)	16,179
1,806	Reis, Inc. (a)	30,937
4,924	Relm Wireless Corp. (a)	12,802
5,463	RF Industries Ltd.	34,198
3,069	RigNet, Inc. (a)	111,435

See notes to financial statements.
CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT | 51

PORTFOLIO OF INVESTMENTS continued	August 31, 2013

WMCR Wilshire Micro-Cap ETF continued

Number
of Shares	Description	Value
	Communications continued
1,556	Saga Communications, Inc., Class A	$76,493
4,461	Salem Communications Corp., Class A	34,528
4,305	Spanish Broadcasting System, Inc., Class A(a)	15,627
4,141	Spark Networks, Inc. (a)	28,821
17,503	support.com, Inc. (a)	89,965
27,206	Sycamore Networks, Inc.	13,059
1,929	Synacor, Inc. (a) (b)	5,054
2,020	Tessco Technologies, Inc.	63,751
932	Textura Corp. (a)	35,369
13,601	TheStreet, Inc. (a)	29,922
2,101	TigerLogic Corp. (a)	3,782
21,789	Towerstream Corp. (a) (b)	48,154
1,200	Trulia, Inc. (a)	49,824
7,574	UniTek Global Services, Inc. (a)	11,891
7,510	US Auto Parts Network, Inc. (a)	7,135
20,534	Valuevision Media, Inc., Class A(a)	100,411
6,654	Vitacost.com, Inc. (a)	54,829
1,685	Voltari Corp. (a) (b)	9,099
17,372	Westell Technologies, Inc., Class A(a)	51,595
672	WPCS International, Inc. (a) (b)	2,292
6,830	Zhone Technologies, Inc. (a)	17,553
26,552	Zix Corp. (a)	114,439
		3,237,246

	Consumer, Cyclical - 10.8%
19,363	American Apparel, Inc. (a)	27,689
821	Ark Restaurants Corp.	18,243
2,747	Bassett Furniture Industries, Inc.	37,963
8,031	Beazer Homes USA, Inc. (a) (b)	136,045
9,153	Black Diamond, Inc. (a) (b)	95,191
17,860	BlueLinx Holdings, Inc. (a)	29,290
6,659	Bon-Ton Stores, Inc. (b)	73,316
2,974	Books-A-Million, Inc. (a)	7,227
5,858	Build-A-Bear Workshop, Inc. (a)	42,236
2,767	Cache, Inc. (a)	13,807
6,977	Carmike Cinemas, Inc. (a)	122,307
4,637	Carrols Restaurant Group, Inc. (a)	27,915
6,447	Century Casinos, Inc. (a)	33,460
2,927	Cherokee, Inc.	34,831
1,667	Chuy’s Holdings, Inc. (a)	59,929
4,224	Cobra Electronics Corp. (a)	12,123
8,184	Coldwater Creek, Inc. (a) (b)	19,723
1,864	Comstock Holding Companies, Inc. (a) (b)	3,896
7,604	Cosi, Inc. (a)	16,501
3,613	Crown Crafts, Inc.	25,941
3,085	Culp, Inc.	59,109
1,699	Del Frisco’s Restaurant Group, Inc. (a)	32,672
10,689	dELiA*s, Inc. (a)	11,758
2,084	Delta Apparel, Inc. (a)	34,386
15,624	Destination XL Group, Inc. (a)	94,525
2,248	Dixie Group, Inc. (a)	24,054
6,212	Douglas Dynamics, Inc.	87,341
5,277	Dover Downs Gaming & Entertainment, Inc.	9,024
4,463	Dover Motorsports, Inc.	10,890
3,198	Educational Development Corp.	9,770
2,471	Empire Resorts, Inc. (a) (b)	7,611
852	Escalade, Inc.	6,569
3,322	Famous Dave’s of America, Inc. (a)	53,019
1,762	Flexsteel Industries, Inc.	39,627
6,335	Forward Industries, Inc. (a)	11,086
1,192	Frisch’s Restaurants, Inc.	23,256
8,329	Full House Resorts, Inc. (a)	22,821
3,580	Furniture Brands International, Inc. (a)	2,076
2,763	Gaiam, Inc., Class A(a)	14,147
1,281	Gaming Partners International Corp.	10,581
2,828	Gordmans Stores, Inc. (a)	39,083
4,556	Granite City Food & Brewery Ltd. (a)	9,476
3,357	Hooker Furniture Corp.	48,307
1,570	Ignite Restaurant Group, Inc. (a)	23,487
5,714	Jamba, Inc. (a)	73,425
27,861	Joe’s Jeans, Inc. (a)	34,826
2,531	Johnson Outdoors, Inc., Class A(a)	63,756
2,645	Kona Grill, Inc. (a)	31,687
3,085	Lakeland Industries, Inc. (a)	12,803
6,509	Lakes Entertainment, Inc. (a)	27,077
7,590	Libbey, Inc. (a)	180,035
3,434	Lifetime Brands, Inc.	47,492
7,205	Luby’s, Inc. (a)	50,507
6,643	MarineMax, Inc. (a)	81,310
2,838	Miller Industries, Inc.	45,465
2,737	Monarch Casino & Resort, Inc. (a)	51,456
9,698	Motorcar Parts of America, Inc. (a)	89,512
7,031	MTR Gaming Group, Inc. (a)	26,366
1,011	Nathan’s Famous, Inc. (a)	51,844
10,890	Nautilus, Inc. (a)	68,716
9,349	Navarre Corp. (a)	31,974
7,426	PC Connection, Inc.	110,276
4,305	PCM, Inc. (a)	42,146
5,040	Pizza Inn Holdings, Inc. (a) (b)	36,792
5,038	Reading International, Inc., Class A(a)	31,437
4,677	Red Lion Hotels Corp. (a)	25,770
3,920	Rentrak Corp. (a)	97,412
4,177	RG Barry Corp.	66,540

See notes to financial statements.
52 | CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT

PORTFOLIO OF INVESTMENTS continued	August 31, 2013

WMCR Wilshire Micro-Cap ETF continued

Number
of Shares	Description	Value
	Consumer, Cyclical continued
3,531	Rick’s Cabaret International, Inc. (a)	$39,371
2,507	Rocky Brands, Inc.	39,836
10,337	Ruth’s Hospitality Group, Inc.	122,183
2,228	Skyline Corp. (a)	10,628
6,222	SMF Energy Corp. (a)	1,058
10,609	Spartan Motors, Inc.	60,577
5,486	Stanley Furniture Co., Inc. (a)	18,927
3,161	Steinway Musical Instruments, Inc. (a)	127,262
580	Strattec Security Corp.	20,486
5,841	Supreme Industries, Inc., Class A(a)	31,658
1,926	Tandy Leather Factory, Inc. (a)	15,562
7,911	Town Sports International Holdings, Inc.	91,847
11,799	Tuesday Morning Corp. (a)	145,246
6,725	Unifi, Inc. (a)	152,321
4,926	Virco Manufacturing Corp. (a)	11,428
5,064	West Marine, Inc. (a)	57,527
721	Winmark Corp.	52,236
12,662	Zale Corp. (a)	158,402
		4,057,487

	Consumer, Non-cyclical - 24.1%
17,560	Aastrom Biosciences, Inc. (a)	4,917
16,872	ACADIA Pharmaceuticals, Inc. (a) (b)	336,765
2,683	Accelerate Diagnostics, Inc. (a) (b)	25,515
7,036	AcelRx Pharmaceuticals, Inc. (a) (b)	69,727
1,288	Acme United Corp.	18,174
5,192	Acura Pharmaceuticals, Inc. (a)	7,580
4,065	Adcare Health Systems, Inc. (a)	18,293
3,181	Addus HomeCare Corp. (a)	67,374
9,169	Agenus, Inc. (a) (b)	33,467
5,765	Alexza Pharmaceuticals, Inc. (a) (b)	25,424
3,613	Alimera Sciences, Inc. (a) (b)	12,898
3,084	Alliance HealthCare Services, Inc. (a)	74,941
596	Altair Nanotechnologies, Inc. (a)	1,418
2,400	American Caresource Holdings, Inc. (a)	4,224
2,721	American Shared Hospital Services(a)	7,755
9,497	Amicus Therapeutics, Inc. (a)	22,698
13,466	Ampio Pharmaceuticals, Inc. (a) (b)	96,147
8,983	Anacor Pharmaceuticals, Inc. (a) (b)	90,818
3,760	Ani Pharmaceuticasl, Inc. (a) (b)	26,696
4,322	Anika Therapeutics, Inc. (a)	100,011
5,693	Anthera Pharmaceuticals, Inc. (a) (b)	18,787
12,422	Apricus Biosciences, Inc. (a) (b)	24,471
964	Aratana Therapeutics, Inc. (a)	7,876
4,693	Arca Biopharma, Inc. (a)	6,148
8,306	Arrowhead Research Corp. (a) (b)	34,470
38,142	Astex Pharmaceuticals(a)	249,830
3,117	AT Cross Co., Class A(a)	66,454
6,048	AtriCure, Inc. (a)	53,162
3,946	Avalon Holdings Corp., Class A(a)	18,783
1,942	Barrett Business Services, Inc.	124,812
7,599	Baxano Surgical, Inc. (a)	13,222
5,192	BG Medicine, Inc. (a)	4,725
15,030	BioCryst Pharmaceuticals, Inc. (a) (b)	95,891
3,390	Biodel, Inc. (a) (b)	16,035
10,498	BioDelivery Sciences International, Inc. (a) (b)	55,010
12,790	Biolase, Inc. (a) (b)	21,871
1,968	Biospecifics Technologies Corp. (a)	35,975
6,941	Biota Pharmaceuticals, Inc.	29,846
7,582	BioTelemetry, Inc. (a)	63,840
14,835	Biotime, Inc. (a) (b)	56,076
7,197	Blackstone Mortgage Trust, Inc., REIT	184,243
5,189	Bovie Medical Corp. (a)	15,619
742	Bridgford Foods Corp.	6,700
5,751	BSD Medical Corp. (a)	8,684
5,794	Cadiz, Inc. (a) (b)	26,421
13,510	Cardica, Inc. (a)	16,347
7,846	Cardiovascular Systems, Inc. (a)	161,000
2,952	Cardium Therapeutics, Inc. (a)	2,096
5,565	Carriage Services, Inc.	98,055
12,304	Catalyst Pharmaceutical Partners, Inc. (a) (b)	23,870
2,068	CCA Industries, Inc.	7,197
45,736	Cell Therapeutics, Inc. (a)	50,310
92,503	Cel-Sci Corp. (a)	17,021
13,030	Celsion Corp. (a) (b)	14,854
17,768	Cerus Corp. (a)	92,927
13,273	Chelsea Therapeutics International Ltd. (a)	39,421
1,912	Chimerix, Inc. (a)	30,133
5,361	Chindex International, Inc. (a)	90,655
18,836	Cleveland Biolabs, Inc. (a) (b)	32,775
1,489	Coffee Holding Co., Inc. (b)	9,142
2,662	Collectors Universe(b)	41,607
2,922	Columbia Laboratories, Inc. (a) (b)	23,405
2,371	CombiMatrix Corp. (a) (b)	6,781
4,011	Command Security Corp. (a)	5,254
8,540	Coronado Biosciences, Inc. (a) (b)	69,601
2,944	Craft Brew Alliance, Inc. (a)	35,328
5,628	Crimson Wine Group Ltd. (a)	52,903
7,823	Cryo-Cell International, Inc. (a)	17,289
5,144	Cumberland Pharmaceuticals, Inc. (a) (b)	22,839
4,525	Cutera, Inc. (a)	42,309
1,409	Cyanotech Corp. (a) (b)	8,074
4,893	Cyclacel Pharmaceuticals, Inc. (a) (b)	14,434

See notes to financial statements.
CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT | 53

PORTFOLIO OF INVESTMENTS continued	August 31, 2013

WMCR Wilshire Micro-Cap ETF continued

Number
of Shares	Description	Value
	Consumer, Non-cyclical continued
6,394	Cynosure, Inc., Class A(a)	$146,742
8,258	Cytokinetics, Inc. (a)	86,461
15,926	Cytomedix, Inc. (a)	6,689
21,320	Cytori Therapeutics, Inc. (a)	44,772
11,703	CytRx Corp. (a) (b)	27,619
14,450	DARA Biosciences, Inc. (a) (b)	7,225
996	Daxor Corp.	7,346
27,330	Delcath Systems, Inc. (a) (b)	11,205
3,483	Derma Sciences, Inc. (a) (b)	48,901
12,710	Digirad Corp. (a)	32,156
12,293	Discovery Laboratories, Inc. (a)	20,283
1,489	Diversicare Healthcare Services, Inc.	7,743
5,840	Document Security Systems, Inc. (a)	8,234
3,309	Durata Therapeutics, Inc. (a) (b)	27,895
31,560	Durect Corp. (a)	34,400
4,399	Edgewater Technology, Inc. (a)	24,151
50,685	Elite Pharmaceuticals, Inc. (a)	4,171
851	Enanta Pharmaceuticals, Inc. (a)	15,812
13,026	EnteroMedics, Inc. (a)	13,287
9,418	Entremed, Inc. (a)	17,612
12,176	Enzo Biochem, Inc. (a)	29,709
1,494	Epizyme, Inc. (a)	41,459
1,076	Esperion Therapeutics, Inc. (a)	17,345
3,534	Exactech, Inc. (a)	67,287
9,602	Female Health Co.	82,577
17,560	Five Star Quality Care, Inc. (a)	91,136
1,629	Fonar Corp. (a) (b)	8,634
4,988	Franklin Covey Co. (a)	78,361
2,908	Furiex Pharmaceuticals, Inc. (a)	111,842
3,908	G Willi-Food International Ltd. (Israel)(a)	27,590
7,650	Galectin Therapeutics, Inc. (a) (b)	56,534
28,690	Galena Biopharma, Inc. (a) (b)	63,692
7,914	GenMark Diagnostics, Inc. (a) (b)	91,011
2,814	GenVec, Inc. (a)	816
1,779	Golden Enterprises, Inc.	6,404
1,732	Graymark Healthcare, Inc. (a)	823
1,303	Griffin Land & Nurseries, Inc.	40,054
8,681	Hackett Group, Inc.	55,645
20,404	Hansen Medical, Inc. (a) (b)	33,667
9,955	Harvard Bioscience, Inc. (a)	49,178
44,395	Hemispherx Biopharma, Inc. (a)	10,255
1,473	Heska Corp.	7,733
10,211	Hudson Global, Inc. (a)	27,978
3,084	Hyperion Therapeutics, Inc. (a) (b)	75,188
8,448	Idera Pharmaceuticals, Inc. (a)	18,755
6,222	IGI Laboratories, Inc. (a)	11,822
18,208	ImmunoCellular Therapeutics Ltd. (a) (b)	51,893
7,047	Information Services Group, Inc. (a)	24,171
9,604	Innovaro, Inc. (a)	1,201
61,911	Inovio Pharmaceuticals, Inc. (a)	105,249
9,719	Insmed, Inc. (a)	147,826
884	Insys Therapeutics, Inc. (a)	24,761
6,579	Intersections, Inc.	60,198
3,962	Inventure Foods, Inc. (a)	35,737
26,875	IsoRay, Inc. (a)	16,394
1,623	John B Sanfilippo & Son, Inc.	35,138
6,113	Jones Soda Co. (a)	4,585
1,839	Kalobios Pharmaceuticals, Inc. (a)	10,243
7,638	Kid Brands, Inc. (a)	11,304
8,951	LCA-Vision, Inc. (a)	33,298
694	Learning Tree International, Inc. (a)	2,491
932	LeMaitre Vascular, Inc.	6,468
3,547	Limoneira Co.	76,970
1,715	Mac-Gray Corp.	24,610
3,644	Management Network Group, Inc. (a)	9,802
35,639	Mast Therapeutics, Inc. (a)	14,790
4,725	Medical Action Industries, Inc. (a)	24,145
5,386	MediciNova, Inc. (a) (b)	12,819
21,110	MELA Sciences, Inc. (a) (b)	13,785
2,633	MGC Diagnostics Corp. (b)	25,988
3,506	MGP Ingredients, Inc.	17,670
4,123	Misonix, Inc. (a) (b)	19,254
7,390	Myrexis, Inc.	702
13,974	Nanosphere, Inc. (a)	29,345
691	Nanostring Technologies, Inc. (a) (b)	5,286
2,008	National Research Corp., Class A(a)	32,911
2,431	National Research Corp., Class B(a) (b)	70,402
3,405	Natural Alternatives International, Inc. (a)	17,638
4,513	Nature’s Sunshine Products, Inc.	78,797
5,171	Neostem, Inc. (a) (b)	38,343
22,566	Neuralstem, Inc. (a) (b)	38,362
4,091	NeurogesX, Inc. (a)	36
3,068	NewLink Genetics Corp. (a) (b)	53,107
6,661	Northwest Biotherapeutics, Inc. (a) (b)	22,980
14,192	Novabay Pharmaceuticals, Inc. (a)	20,436
3,746	NuPathe, Inc. (a) (b)	9,964
2,536	Nutraceutical International Corp.	57,187
1,622	Ocera Therapeutics, Inc. (a) (b)	12,765
767	Oculus Innovative Sciences, Inc. (a) (b)	2,086
27,899	Odyssey Marine Exploration, Inc. (a) (b)	80,628
5,821	Omega Protein Corp. (a)	52,098
2,756	Omeros Corp. (a) (b)	13,863

See notes to financial statements.
54 | CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT

PORTFOLIO OF INVESTMENTS continued	August 31, 2013

WMCR Wilshire Micro-Cap ETF continued

Number
of Shares	Description	Value
	Consumer, Non-cyclical continued
4,894	OncoGenex Pharmaceutical, Inc. (a)	$43,801
5,209	Opexa Therapeutics, Inc. (a) (b)	7,605
4,938	Palatin Technologies, Inc. (a)	3,160
3,934	PDI, Inc. (a)	20,142
2,467	Perceptron, Inc.	26,052
45,304	Peregrine Pharmaceuticals, Inc. (a) (b)	62,066
5,483	Pernix Therapeutics Holdings(a)	15,023
6,191	Pfsweb, Inc. (a)	31,574
21,991	PharmAthene, Inc. (a)	47,061
6,980	Photomedex, Inc. (a) (b)	114,053
19,123	Premier Exhibitions, Inc. (a)	32,318
10,643	PRGX Global, Inc. (a)	64,603
8,655	Primo Water Corp. (a)	25,013
5,595	ProPhase Labs, Inc. (a)	8,560
10,900	Prospect Global Resources, Inc. (a)	670
3,823	Providence Service Corp. (a)	102,609
2,629	Psychemedics Corp.	33,388
2,185	PTC Therapeutics, Inc. (a) (b)	39,199
18,423	PURE Bioscience, Inc. (a)	15,107
1,876	QC Holdings, Inc.	4,690
11,259	RadNet, Inc. (a)	29,048
3,434	RCM Technologies, Inc.	19,471
1,189	Receptos, Inc. (a)	18,834
4,059	Reed’s, Inc. (a) (b)	23,989
4,542	Regulus Therapeutics, Inc. (a) (b)	42,922
6,399	Reliv International, Inc.	14,462
11,227	Repligen Corp. (a)	109,576
7,133	Repros Therapeutics, Inc. (a) (b)	150,792
5,703	Response Genetics, Inc. (a)	12,832
39,286	Rexahn Pharmaceuticals, Inc. (a)	15,282
3,419	Rochester Medical Corp. (a)	44,755
7,734	Rockwell Medical Technologies, Inc. (a) (b)	42,769
2,467	Rocky Mountain Chocolate Factory, Inc.	30,122
20,643	Savient Pharmaceuticals, Inc. (a)	12,799
12,949	Senomyx, Inc. (a)	41,566
21,997	Solta Medical, Inc. (a)	45,754
423	Standard Register Co. (a) (b)	4,420
3,085	StarTek, Inc. (a)	19,158
16,648	StemCells, Inc. (a)	25,971
2,233	Stemline Therapeutics, Inc. (a)	77,373
2,429	Stereotaxis, Inc. (a) (b)	8,502
10,475	Strategic Diagnostics, Inc. (a)	10,475
11,868	Sunesis Pharmaceuticals, Inc. (a) (b)	57,085
4,155	SunLink Health Systems, Inc. (a)	3,469
3,903	Supernus Pharmaceuticals, Inc. (a) (b)	25,838
9,449	Synergetics USA, Inc. (a)	39,686
9,912	Synergy Pharmaceuticals, Inc. (a) (b)	44,009
6,367	Synthetic Biologics, Inc. (a)	9,933
2,587	Synutra International, Inc. (a)	12,418
6,548	Telik, Inc. (a)	7,727
2,233	Theragenics Corp. (a)	4,868
5,483	Transcept Pharmaceuticals, Inc. (a) (b)	14,749
1,894	Tree.com, Inc.	47,426
11,370	Trius Therapeutics, Inc. (a)	155,428
530	TrovaGene, Inc. (a) (b)	4,346
821	United-Guardian, Inc.	22,036
1,473	Universal Security Instruments, Inc. (a)	6,702
10,051	Uroplasty, Inc. (a)	36,385
4,240	US Physical Therapy, Inc.	116,727
693	Utah Medical Products, Inc.	34,997
5,613	Vascular Solutions, Inc. (a)	88,517
9,199	Venaxis, Inc. (a)	13,063
7,684	Ventrus Biosciences, Inc. (a)	19,364
2,667	Verastem, Inc. (a)	36,671
8,030	Vermillion, Inc. (a) (b)	18,549
4,910	Versar, Inc. (a)	24,943
6,321	Vision-Sciences, Inc. (a)	6,068
4,829	Willamette Valley Vineyards, Inc. (a)	25,159
24,383	XOMA Corp. (a) (b)	113,869
42,593	Zalicus, Inc. (a)	30,241
28,814	Zogenix, Inc. (a)	48,984
		9,022,168

	Diversified - 0.2%
16,627	Horizon Pharma, Inc. (a)	42,066
6,417	Resource America, Inc., Class A	47,935
		90,001

	Energy - 3.8%
658	Adams Resources & Energy, Inc.	40,013
6,348	Arabian American Development Co. (a)	49,514
6,126	Ascent Solar Technologies, Inc. (a)	5,146
3,435	Barnwell Industries, Inc. (a)	11,507
1,619	BioFuel Energy Corp. (a) (b)	6,217
3,499	Bolt Technology Corp.	61,862
14,626	Callon Petroleum Co. (a)	65,671
12,949	Crimson Exploration, Inc. (a)	38,200
5,345	Double Eagle Petroleum Co. (a)	17,478
5,023	Edgen Group, Inc. (a)	37,020
9,623	Emerald Oil, Inc. (a)	62,742
7,757	Enphase Energy, Inc. (a) (b)	48,792
7,477	Evolution Petroleum Corp. (a)	84,116
3,290	FieldPoint Petroleum Corp. (a)	15,134
81,992	Gasco Energy, Inc. (a)	1,705

See notes to financial statements.
CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT | 55

PORTFOLIO OF INVESTMENTS continued	August 31, 2013

WMCR Wilshire Micro-Cap ETF continued

Number
of Shares	Description	Value
	Energy continued
13,241	Gastar Exploration Ltd. (Canada)(a)	$41,709
5,531	Gevo, Inc. (a) (b)	10,177
6,447	GreenHunter Energy, Inc. (a)	6,769
67	HKN, Inc. (a)	5,059
20,091	Houston American Energy Corp. (a)	6,068
290	Isramco, Inc. (a) (b)	30,566
10,365	Lucas Energy, Inc. (a)	12,749
19,520	Magellan Petroleum Corp. (a)	20,106
11,183	Miller Energy Resources, Inc. (a) (b)	70,006
3,932	Mitcham Industries, Inc. (a)	69,046
3,313	Natural Gas Services Group, Inc. (a)	90,842
7,381	Ocean Power Technologies, Inc. (a)	11,883
2,461	Pacific Ethanol, Inc. (a) (b)	9,180
3,053	Panhandle Oil and Gas, Inc., Class A	86,888
72,910	Plug Power, Inc. (a)	38,642
2,311	PostRock Energy Corp. (a)	3,282
2,873	Pyramid Oil Co. (a)	12,641
6,389	Quantum Fuel Systems Technologies Worldwide, Inc. (a)	12,778
2,595	Renewable Energy Group, Inc. (a)	40,093
1,795	REX American Resources Corp. (a)	53,024
3,759	Royale Energy, Inc. (a) (b)	10,638
7,709	Saratoga Resources, Inc. (a)	18,733
3,829	Syntroleum Corp. (a) (b)	21,213
19,952	Tengasco, Inc. (a)	7,881
7,128	TGC Industries, Inc.	56,596
9,559	US Energy Corp. (a)	19,500
4,413	Verenium Corp. (a) (b)	10,194
4,677	Westmoreland Coal Co. (a)	60,193
12,308	Zion Oil & Gas, Inc. (a) (b)	24,247
		1,405,820

	Financial - 29.3%
1,908	Access National Corp.	25,949
3,872	Agree Realty Corp., REIT	104,931
3,373	American National Bankshares, Inc.	73,734
62,492	American Realty Capital Properties, Inc., REIT	838,018
3,262	American River Bankshares(a)	27,662
3,483	American Safety Insurance Holdings Ltd. (Bermuda)(a)	104,943
2,185	American Spectrum Realty, Inc. (a)	4,709
8,399	Ameris Bancorp(a)	160,925
6,110	AmeriServ Financial, Inc.	19,002
7,583	Arbor Realty Trust, Inc., REIT	52,247
8,017	Ares Commercial Real Estate Corp., REIT	102,377
3,837	Arlington Asset Investment Corp., Class A	89,095
3,393	Asta Funding, Inc.	29,010
4,445	Atlanticus Holdings Corp. (a) (b)	16,491
2,619	Banc of California, Inc.	34,833
2,597	Bank of Kentucky Financial Corp.	70,145
2,036	Bank of Marin Bancorp	80,239
1,011	Bar Harbor Bankshares	36,396
6,116	BBX Capital Corp., Class A(a)	77,429
8,386	BNC Bancorp	109,186
4,595	Bofi Holding, Inc. (a)	297,618
3,130	Bridge Bancorp, Inc.	66,231
4,289	Bridge Capital Holdings(a)	68,796
4,224	Bryn Mawr Bank Corp.	106,487
4,224	BSB Bancorp, Inc. (a)	59,136
787	C&F Financial Corp.	39,484
3,759	Camco Financial Corp. (a)	15,750
2,627	Cape Bancorp, Inc.	23,669
6,228	Center Bancorp, Inc.	86,943
11,606	Centerstate Banks, Inc.	106,195
2,052	Central Valley Community Bancorp	19,617
1,185	Century Bancorp, Inc., Class A	37,493
2,117	CFS Bancorp, Inc.	23,202
6,281	Chatham Lodging Trust, REIT	113,686
2,006	Chicopee Bancorp, Inc.	35,466
1,942	CIFC Corp.	14,565
4,545	Citizens & Northern Corp.	87,264
5,137	CNB Financial Corp.	85,942
1,666	Codorus Valley Bancorp, Inc.	29,355
2,248	Colony Bankcorp, Inc. (a)	14,545
7,890	CommunityOne Bancorp(a) (b)	66,986
2,357	Consolidated-Tomoka Land Co.	85,088
3,565	Consumer Portfolio Services, Inc. (a)	20,820
1,012	Customers Bancorp, Inc. (a)	16,577
1,025	Diamond Hill Investment Group, Inc.	112,453
1,542	Doral Financial Corp. (Puerto Rico)(a)	36,499
2,763	Eastern Insurance Holdings, Inc.	55,288
3,968	Eastern Virginia Bankshares, Inc. (a)	23,848
1,382	Ellington Residential Mortgage, REIT(b)	20,923
2,275	Enterprise Bancorp, Inc.	42,269
5,549	Enterprise Financial Services Corp.	91,725
5,990	ESB Financial Corp.	70,862
1,537	Evans Bancorp, Inc.	29,664
2,506	Farmers Capital Bank Corp. (a)	49,995
3,293	Federal Agricultural Mortgage Corp., Class C	110,809
4,958	Federated National Holding Co.	48,985
3,582	Fidelity Southern Corp.	51,473
2,678	Fidus Investment Corp.	50,186
4,892	Financial Institutions, Inc.	90,698
6,523	First Acceptance Corp. (a)	11,546
3,888	First Bancorp, Inc.	63,297

See notes to financial statements.
56 | CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT

PORTFOLIO OF INVESTMENTS continued	August 31, 2013

WMCR Wilshire Micro-Cap ETF continued

Number
of Shares	Description	Value
	Financial continued
2,280	First Citizens Banc Corp.	$15,504
6,718	First Connecticut Bancorp	94,052
3,008	First Defiance Financial Corp.	73,726
6,443	First Federal Bancshares of Arkansas, Inc. (a) (b)	61,273
4,225	First Financial Northwest, Inc.	44,996
3,726	First M&F Corp.	60,324
610	First NBC Bank Holding Co. (a)	14,341
3,851	First South Bancorp, Inc. (a)	24,569
3,355	First United Corp. (a)	28,685
4,862	Firstbank Corp.	91,503
2,795	Fortegra Financial Corp. (a)	21,298
1,926	Fox Chase Bancorp, Inc.	32,511
3,020	Franklin Financial Corp.	54,118
4,912	German American Bancorp, Inc.	117,249
4,305	Gladstone Commercial Corp., REIT	76,371
1,258	Gladstone Land Corp., REIT	20,983
1,310	Gleacher & Co., Inc. (a)	17,633
15,352	Gramercy Property Trust, Inc., REIT(a)	62,790
7,982	GSV Capital Corp. (a)	98,977
5,711	Guaranty Bancorp	67,504
484	Gyrodyne Co. of America, Inc., REIT	34,316
6,004	Hallmark Financial Services, Inc. (a)	50,614
2,167	Hampden Bancorp, Inc.	33,632
758	Harleysville Savings Financial Corp.	14,175
13,014	Harris & Harris Group, Inc. (a)	39,693
884	Hawthorn Bancshares, Inc.	12,155
3,020	Hci Group, Inc.	105,307
1,436	Health Insurance Innovations, Inc. (a)	15,293
10,361	Heritage Commerce Corp.	71,284
6,244	Heritage Financial Corp.	94,409
1,719	Heritage Financial Group, Inc.	30,684
10,337	Heritage Oaks Bancorp(a)	64,606
2,040	HF Financial Corp.	26,275
1,974	HMN Financial, Inc. (a)	14,844
1,847	Home Bancorp, Inc. (a)	31,510
4,577	Home Federal Bancorp, Inc.	58,448
3,920	HomeStreet, Inc.	76,950
2,185	HopFed Bancorp, Inc.	24,647
1,735	Horizon Bancorp	37,615
2,972	IMPAC Mortgage Holdings, Inc., REIT(a) (b)	28,234
6,611	Imperial Holdings, Inc. (a)	44,823
948	Independence Holding Co.	13,272
1,960	Independent Bank Corp. (a)	18,620
627	Independent Bank Group, Inc.	21,481
5,677	Intervest Bancshares Corp., Class A(a)	39,512
449	Investors Title Co.	31,996
3,663	JAVELIN Mortgage Investment Corp., REIT	45,678
4,240	Life Partners Holdings, Inc.	8,777
4,268	LNB Bancorp, Inc.	40,802
4,792	Macatawa Bank Corp. (a) (b)	21,420
7,285	MainSource Financial Group, Inc.	103,811
3,036	Manning & Napier, Inc.	45,479
2,612	Marlin Business Services Corp.	63,628
4,795	MBT Financial Corp. (a)	19,468
4,935	Medallion Financial Corp.	69,781
3,678	Mercantile Bancorp, Inc. (a)	294
2,988	Mercantile Bank Corp.	59,760
1,942	Merchants Bancshares, Inc.	56,842
1,301	Meta Financial Group, Inc.	41,034
5,265	Metro Bancorp, Inc. (a)	100,140
3,837	MetroCorp Bancshares, Inc.	38,830
3,484	MicroFinancial, Inc.	26,583
1,894	Middleburg Financial Corp.	35,172
3,265	MidSouth Bancorp, Inc.	49,106
2,024	MidWestOne Financial Group, Inc.	47,564
2,586	Monarch Financial Holdings, Inc.	32,196
1,041	Monmouth Real Estate Investment Corp., Class A, REIT	9,348
22,955	MPG Office Trust, Inc., REIT(a)	71,390
1,826	MutualFirst Financial, Inc.	27,591
386	NASB Financial, Inc. (a) (b)	10,337
2,860	National Bankshares, Inc. (b)	104,476
1,976	New Hampshire Thrift Bancshares, Inc.	26,577
10,555	New Mountain Finance Corp.	154,947
24,609	New York Mortgage Trust, Inc., REIT(b)	148,638
7,165	NewBridge Bancorp(a)	51,588
4,000	Nicholas Financial, Inc. (Canada)(b)	64,600
1,141	North Valley Bancorp(a)	21,097
1,510	Northrim BanCorp, Inc.	34,096
955	Norwood Financial Corp.	27,666
5,490	OceanFirst Financial Corp.	89,542
2,360	Old Point Financial Corp. (b)	30,774
7,871	Old Second Bancorp, Inc. (a)	45,258
3,104	OmniAmerican Bancorp, Inc. (a)	70,616
5,201	One Liberty Properties, Inc., REIT	111,145
2,721	Oneida Financial Corp.	35,645
4,285	Oppenheimer Holdings, Inc., Class A	74,987
1,371	Orchid Island Capital, Inc., REIT	14,533
5,528	Pacific Continental Corp.	69,487
2,649	Pacific Mercantile Bancorp(a)	16,530
4,080	Pacific Premier Bancorp, Inc. (a)	54,142
5,611	Patriot National Bancorp, Inc. (a)	7,799
2,376	Peapack Gladstone Financial Corp.	39,489

See notes to financial statements.
CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT | 57

PORTFOLIO OF INVESTMENTS continued	August 31, 2013

WMCR Wilshire Micro-Cap ETF continued

Number
of Shares	Description	Value
	Financial continued
1,844	Penns Woods Bancorp, Inc.	$87,018
2,769	Peoples Bancorp, Inc.	58,038
3,117	PMC Commercial Trust, REIT	28,801
1,809	Porter Bancorp, Inc. (a)	2,605
2,211	Preferred Apartment Communities, Inc., Class A, REIT(b)	18,362
4,992	Preferred Bank(a)	80,271
7,865	Princeton National Bancorp, Inc. (a)	444
2,705	Provident Financial Holdings, Inc.	48,068
3,214	Pulaski Financial Corp.	32,365
6,415	PVF Capital Corp. (a) (b)	26,109
1,746	QCR Holdings, Inc.	27,726
7,149	Republic First Bancorp, Inc. (a)	24,664
5,735	Riverview Bancorp, Inc. (a)	15,370
3,038	SB Financial Group, Inc. (b)	25,215
32,907	Seacoast Banking Corp. of Florida(a)	67,788
803	Security National Financial Corp. (a)	4,794
2,705	Shore Bancshares, Inc. (a)	22,316
723	SI Financial Group, Inc.	8,076
5,409	Sierra Bancorp	77,998
369	Silvercrest Asset Management Group, Inc. (a)	4,513
1,476	Simplicity Bancorp, Inc.	21,874
1,623	Southern National Bancorp of Virginia, Inc.	16,133
4,819	Southwest Bancorp, Inc. (a)	69,586
2,976	Suffolk Bancorp(a)	50,622
4,556	Summit Financial Group, Inc. (a)	40,731
21,301	Sun Bancorp, Inc. (a)	77,536
4,144	Territorial Bancorp, Inc.	90,795
9,570	Thomas Properties Group, Inc.	52,635
2,551	Timberland Bancorp, Inc.	22,882
691	Trade Street Residential, Inc., REIT(b)	4,789
755	Tristate Capital Holdings, Inc. (a)	9,853
9,625	U.S. Global Investors, Inc., Class A	29,934
6,325	UMH Properties, Inc., REIT	60,720
11,743	United Community Financial Corp. (a)	47,324
3,225	United Insurance Holdings Corp.	24,897
3,025	United Security Bancshares(a)	12,947
2,800	United Security Bancshares, Inc. (a)	23,632
1,521	Unity Bancorp, Inc.	11,742
10,154	Universal Insurance Holdings, Inc.	74,936
8,464	VantageSouth Bancshares, Inc. (a) (b)	46,721
9,586	Virginia Commerce Bancorp, Inc. (a)	141,202
5,597	Washington Banking Co.	76,791
2,117	Waterstone Financial, Inc. (a)	20,683
6,212	West Bancorporation, Inc.	78,271
6,080	Whitestone REIT, Class B, REIT	86,214
3,920	Yadkin Financial Corp. (a)	58,134
2,080	ZAIS Financial Corp., REIT	32,718
8,716	ZipRealty, Inc. (a)	41,401
		10,956,465

	Industrial - 12.3%
17,025	Active Power, Inc. (a)	60,268
3,839	Advanced Emissions Solutions(a)	149,913
1,143	Air T, Inc.	12,070
10,831	API Technologies Corp. (a)	29,677
885	Argan, Inc.	15,709
5,100	Arotech Corp. (a)	9,537
1,555	Art’s-Way Manufacturing Co., Inc.	10,885
6,399	Ballantyne Strong, Inc. (a)	26,876
1,248	Breeze-Eastern Corp. (a) (b)	11,070
6,075	Broadwind Energy, Inc. (a)	35,721
13,176	Casella Waste Systems, Inc., Class A(a)	69,437
9,554	Ceco Environmental Corp.	127,262
2,456	Chase Corp.	72,992
898	Chicago Rivet & Machine Co.	24,129
5,040	Clean Diesel Technologies, Inc. (a) (b)	8,014
5,746	Coleman Cable, Inc.	109,404
2,183	Core Molding Technologies, Inc. (a)	20,433
4,766	Covenant Transportation Group, Inc., Class A(a)	25,498
3,806	CPI Aerostructures, Inc. (a)	43,693
3,981	CUI Global, Inc. (a)	23,886
2,258	CVD Equipment Corp. (a) (b)	25,335
901	Digital Ally, Inc. (a) (b)	10,091
5,823	Eagle Bulk Shipping, Inc. (Marshall Islands)(a) (b)	20,788
1,699	Eastern Co.	28,254
513	Ecology and Environment, Inc., Class A	5,920
5,519	Engility Holdings, Inc. (a)	185,770
4,587	ENGlobal Corp. (a)	5,459
790	Erickson Air-Crane, Inc. (a) (b)	12,103
929	Espey Manufacturing & Electronics Corp.	26,346
1,767	Exone Co. (a) (b)	121,057
19,219	Flow International Corp. (a)	64,768
1,555	Frequency Electronics, Inc.	16,499
2,419	Gencor Industries, Inc. (a)	19,279
3,614	Giga-Tronics, Inc. (a)	4,770
10,655	Goldfield Corp. (a)	19,179
3,923	GSE Holding, Inc. (a)	9,101
3,964	Hardinge, Inc.	57,438
3,215	Heritage-Crystal Clean, Inc. (a)	48,836
6,210	Hudson Technologies, Inc. (a) (b)	11,923
1,842	Hurco Cos., Inc.	50,673
35,936	Identive Group, Inc. (a)	28,389
4,187	IEC Electronics Corp. (a)	15,534

See notes to financial statements.
58 | CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT

PORTFOLIO OF INVESTMENTS continued	August 31, 2013

WMCR Wilshire Micro-Cap ETF continued

Number
of Shares	Description	Value
	Industrial continued
1,555	Image Sensing Systems, Inc. (a)	$10,869
1,473	Innovative Solutions & Support, Inc.	11,033
4,315	Insignia Systems, Inc. (a)	12,557
5,469	Insteel Industries, Inc.	87,449
5,611	Integrated Electrical Services, Inc. (a)	24,464
6,369	Intellicheck Mobilisa, Inc. (a)	3,758
1,910	IntriCon Corp. (a)	7,583
5,678	Iteris, Inc. (a)	10,277
3,759	Kadant, Inc.	116,792
16,199	Kratos Defense & Security Solutions, Inc. (a)	136,720
3,821	Lawson Products, Inc. (a)	42,795
4,958	Lime Energy Co. (a)	2,876
3,968	LMI Aerospace, Inc. (a)	47,973
7,128	LoJack Corp. (a)	22,667
7,823	LRAD Corp. (a)	11,891
948	LS Starrett Co., Class A	9,888
8,520	LSI Industries, Inc.	57,425
5,746	Lydall, Inc. (a)	89,235
1,747	Magnetek, Inc. (a)	30,922
5,297	Manitex International, Inc. (a)	53,288
369	Meade Instruments Corp. (a) (b)	1,653
4,716	MEMSIC, Inc. (a)	19,807
1,008	Mesa Laboratories, Inc.	65,580
10,838	Metabolix, Inc. (a)	14,631
11,354	Metalico, Inc. (a)	14,647
2,085	Mfri, Inc. (a)	21,225
11,377	Microvision, Inc. (a)	24,347
1,912	Mocon, Inc.	27,361
6,015	Nanophase Technologies Corp. (a)	3,068
4,493	NAPCO Security Technologies, Inc. (a)	22,375
627	National Technical Systems, Inc. (a)	14,321
23,631	NCI Building Systems, Inc. (a)	283,099
5,564	NN, Inc.	76,839
534	Omega Flex, Inc.	9,879
2,519	Orbit International Corp. (a)	8,691
10,698	Orion Energy Systems, Inc. (a)	37,015
1,323	P&F Industries, Inc. (a)	9,552
3,226	Park-Ohio Holdings Corp. (a)	111,523
3,759	Patrick Industries, Inc. (a)	101,794
12,229	Perma-Fix Environmental Services(a)	5,870
7,153	PGT, Inc. (a)	72,818
4,433	PMFG, Inc. (a)	30,676
5,132	PowerSecure International, Inc. (a)	78,776
4,621	Pro-DEX, Inc. (a)	8,872
630	Providence and Worcester Railroad Co.	11,655
3,271	Pulse Electronics Corp. (a) (b)	13,117
5,710	Pure Cycle Corp. (a)	29,692
4,912	Rand Logistics, Inc. (a) (b)	25,788
9,565	Research Frontiers, Inc. (a) (b)	41,034
19,615	Revolution Lighting Technologies, Inc. (a) (b)	50,999
741	SIFCO Industries, Inc.	14,286
1,026	SL Industries, Inc.	24,111
2,135	Sparton Corp. (a)	40,074
9,666	Stoneridge, Inc. (a)	120,245
9,015	STR Holdings, Inc. (a)	14,965
3,178	Superconductor Technologies, Inc. (a)	4,926
996	Sutron Corp. (a)	5,010
2,052	Synalloy Corp.	32,073
3,244	Sypris Solutions, Inc.	10,024
8,559	TRC Cos., Inc. (a)	62,652
2,146	UFP Technologies, Inc. (a)	44,272
8,095	Ultralife Corp. (a)	29,466
2,408	Universal Power Group, Inc. (a)	4,166
21,500	UQM Technologies, Inc. (a)	27,520
3,177	US Concrete, Inc. (a)	62,206
1,416	USA Truck, Inc. (a)	7,703
1,926	Video Display Corp. (a)	6,722
1,855	VSE Corp.	83,549
3,369	Wells-Gardner Electronics Corp. (a)	6,266
3,004	Willis Lease Finance Corp. (a)	42,176
2,149	WSI Industries, Inc.	14,377
8,546	XPO Logistics, Inc. (a)	196,216
3,791	YRC Worldwide, Inc. (a) (b)	64,523
		4,618,680

	Technology - 7.3%
6,300	Acorn Energy, Inc. (b)	37,800
1,645	Ambarella, Inc. (Cayman Islands)(a) (b)	23,589
7,943	American Software, Inc., Class A	63,703
6,258	Amtech Systems, Inc. (a)	38,549
785	Analysts International Corp. (a)	5,016
1,043	Astro-Med, Inc.	12,214
3,253	Asure Software, Inc. (a)	15,061
2,596	Audience, Inc. (a)	27,154
35,881	Axcelis Technologies, Inc. (a)	71,044
14,804	AXT, Inc. (a)	34,345
4,218	Bsquare Corp. (a)	11,810
11,958	Callidus Software, Inc. (a)	91,957
4,174	Cascade Microtech, Inc. (a)	32,474
4,972	Computer Task Group, Inc.	88,899
3,435	Concurrent Computer Corp.	26,312
2,910	CSP, Inc.	20,719
2,877	Daegis, Inc. (a)	2,992

See notes to financial statements.
CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT | 59

PORTFOLIO OF INVESTMENTS continued	August 31, 2013

WMCR Wilshire Micro-Cap ETF continued

Number
of Shares	Description	Value
	Technology continued
2,149	Data I/O Corp. (a)	$4,986
6,113	Datalink Corp. (a)	80,141
816	Dataram Corp. (a)	2,342
1,425	Datawatch Corp. (a)	34,058
2,565	Digimarc Corp.	48,761
19,946	Dot Hill Systems Corp. (a)	44,879
2,440	Dynamics Research Corp. (a)	17,275
20,868	DynaVox, Inc., Class A(a)	2,295
4,693	eMagin Corp.	13,797
7,950	EMCORE Corp. (a) (b)	30,926
4,715	Eon Communications Corp. (a)	4,951
2,392	Evolving Systems, Inc.	20,093
2,115	Exa Corp. (a)	30,139
1,605	Geeknet, Inc. (a)	26,771
4,428	GigOptix, Inc. (a)	4,649
21,239	Glu Mobile, Inc. (a) (b)	51,398
5,595	GSE Systems, Inc. (a)	8,672
8,596	GSI Technology, Inc. (a)	56,906
4,529	Guidance Software, Inc. (a)	38,134
9,241	Hutchinson Technology, Inc. (a)	31,604
2,903	Icad, Inc. (a)	16,286
6,451	Ikanos Communications, Inc. (a)	7,935
8,176	Immersion Corp. (a)	104,326
15,837	inContact, Inc. (a)	128,755
10,179	Innodata, Inc. (a)	27,789
9,757	Integrated Silicon Solution, Inc. (a)	101,570
5,324	Intermolecular, Inc. (a)	31,891
5,198	Interphase Corp. (a)	25,990
5,180	inTEST Corp.	20,565
192	j2 Global, Inc.	9,454
3,631	Key Tronic Corp. (a)	35,983
34,253	Majesco Entertainment Co. (a)	22,604
2,705	Mattersight Corp. (a)	10,144
24,212	Mattson Technology, Inc. (a)	52,056
14,000	Mindspeed Technologies, Inc. (a) (b)	43,540
7,814	Mitek Systems, Inc. (a) (b)	40,398
707	Model N, Inc. (a) (b)	10,188
14,819	MoSys, Inc. (a)	53,941
2,129	NCI, Inc. (a)	11,475
7,727	Netlist, Inc. (a)	6,104
4,510	NetSol Technologies, Inc. (a)	44,288
24,142	OCZ Technology Group, Inc. (a)	33,799
3,515	Official Payments Holdings, Inc. (a)	29,175
10,315	Overland Storage, Inc. (a)	12,687
3,150	PAR Technology Corp. (a)	13,703
7,634	Pixelworks, Inc. (a)	28,093
6,523	Planar Systems, Inc. (a)	12,068
15,654	PLX Technology, Inc. (a)	85,314
3,310	Qualstar Corp. (a)	4,783
2,435	Qualys, Inc. (a)	48,676
14,921	QuickLogic Corp. (a) (b)	35,363
11,402	RadiSys Corp. (a)	38,653
4,604	Rainmaker Systems, Inc. (a)	2,072
1,092	Rally Software Development Corp. (a)	28,206
6,437	Richardson Electronics Ltd.	70,807
3,499	Rimage Corp. (a)	35,935
2,467	Scientific Learning Corp. (a)	1,628
225	Silver Spring Networks, Inc. (a)	4,588
4,493	Simulations Plus, Inc.	21,387
3,678	SmartPros Ltd.	6,510
9,257	Smith Micro Software, Inc. (a)	8,288
7,369	Streamline Health Solutions, Inc. (a) (b)	50,993
835	Technical Communications Corp.	5,582
1,110	Transact Technologies, Inc.	9,857
12,486	Transwitch Corp. (a)	3,097
9,297	Ultra Clean Holdings, Inc. (a)	61,825
16,825	USA Technologies, Inc. (a)	31,126
13,934	Vitesse Semiconductor Corp. (a)	37,482
9,567	Wave Systems Corp., Class A(a)	12,724
2,161	Wayside Technology Group, Inc.	27,531
7,322	Wireless Ronin Technologies, Inc. (a)	5,638
2,974	XRS Corp. (a)	8,000
		2,737,287

	Utilities - 0.8%
2,681	Artesian Resources Corp., Class A	58,446
2,435	Delta Natural Gas Co., Inc.	49,236
2,263	Gas Natural, Inc.	23,083
1,588	RGC Resources, Inc.	29,727
40,581	US Geothermal, Inc. (a)	16,488
5,201	York Water Co.	101,523
		278,503

	Total Common Stocks - 99.8%
	(Cost $33,927,655)	37,341,992

	Rights - 0.0%*
	Consumer, Non-cyclical - 0.0%
18,377	Talon Therapeutics, Inc. (a) (c) (d)	1,836

	Financial - 0.0%
807	First Security Group, Inc., 06/01/2013 (a) (c) (d)	1,226
	Total Rights - 0.0%
	(Cost $10,038)	3,062

See notes to financial statements.
60 | CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT

PORTFOLIO OF INVESTMENTS continued	August 31, 2013

WMCR Wilshire Micro-Cap ETF continued

Number
of Shares	Description	Value
	Warrant - 0.0%*
	Consumer, Non-cyclical - 0.0%
314	Photomedex, Inc. (a) (c) (d)	$586
	(Cost $0)

	Total Long-Term Investments - 99.8%
	(Cost $33,937,693)	37,345,640

	Investments of Collateral for
	Securities Loaned - 12.6%
4,730,121	BNY Mellon Securities Lending
	Overnight Fund, 0.0813% (e) (f)
	(Cost $4,730,121)	4,730,121

	Total Investments - 112.4%
	(Cost $38,667,814)	42,075,761
	Liabilities in excess of Other Assets - (12.4%)	(4,648,533)
	Net Assets - 100.0%	$37,427,228

REIT - Real Estate Investment Trust

* Less than 0.1%

(a)	Non-income producing security.

(b)	Security, or portion thereof, was on loan at August 31, 2013.

(c)
Security is valued in accordance with Fair Valuation procedures established in good faith by management and approved by the Board of Trustees. The total market value of such securities is $3,648 which represents less than 0.1% of net assets.

(d)	Illiquid security.

(e)	At August 31, 2013, the total market value of the Fund’s securities on loan was $4,528,674 and the total market value of the collateral held by the Fund was $4,730,121.

(f)	Interest rate shown reflects yield as of August 31, 2013.

Securities are classified by sectors that represent broad groupings of related industries.

See notes to financial statements.
CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT | 61

PORTFOLIO OF INVESTMENTS continued	August 31, 2013

WREI Wilshire US REIT ETF

Number
of Shares	Description	Value
	Long-Term Investments - 100.0%
	Common Stocks - 99.7%
	Financial - 99.7%
1,759	Acadia Realty Trust, REIT	$41,037
89	Alexander’s, Inc., REIT	24,380
2,089	Alexandria Real Estate Equities, Inc., REIT	128,829
1,093	American Assets Trust, Inc., REIT	32,364
3,374	American Campus Communities, Inc., REIT	112,388
442	American Residential Properties, Inc., REIT(a)	7,541
4,703	Apartment Investment & Management Co., Class A, REIT	129,474
2,543	Ashford Hospitality Trust, Inc., REIT	29,321
1,883	Associated Estates Realty Corp., REIT	25,929
4,171	AvalonBay Communities, Inc., REIT	516,787
6,006	BioMed Realty Trust, Inc., REIT	110,570
4,893	Boston Properties, Inc., REIT	501,533
5,012	Brandywine Realty Trust, REIT	64,254
2,486	BRE Properties, Inc., REIT	119,303
2,735	Camden Property Trust, REIT	168,996
2,081	Campus Crest Communities, Inc., REIT	22,017
5,030	CBL & Associates Properties, Inc., REIT	96,576
2,066	Cedar Realty Trust, Inc., REIT	10,082
691	Chatham Lodging Trust, REIT	12,507
1,322	Chesapeake Lodging Trust, REIT	29,097
2,840	Colonial Properties Trust, REIT	62,736
3,644	CommonWealth REIT, REIT	89,460
705	CoreSite Realty Corp., REIT	21,453
2,462	Corporate Office Properties Trust, REIT	56,084
5,542	Cousins Properties, Inc., REIT	55,032
4,266	CubeSmart, REIT	71,029
9,394	DCT Industrial Trust, Inc., REIT	62,846
9,359	DDR Corp., REIT	145,252
6,258	DiamondRock Hospitality Co., REIT	60,640
4,140	Digital Realty Trust, Inc., REIT(b)	230,184
4,200	Douglas Emmett, Inc., REIT	97,020
10,370	Duke Realty Corp., REIT	151,298
2,070	DuPont Fabros Technology, Inc., REIT	47,175
984	EastGroup Properties, Inc., REIT	55,301
3,650	Education Realty Trust, Inc., REIT	31,353
2,670	Equity Lifestyle Properties, Inc., REIT	92,783
2,059	Equity One, Inc., REIT	43,774
11,612	Equity Residential, REIT	602,547
1,224	Essex Property Trust, Inc., REIT	175,411
1,448	Excel Trust, Inc., REIT	16,884
3,579	Extra Space Storage, Inc., REIT	147,562
2,103	Federal Realty Investment Trust, REIT	204,643
3,777	FelCor Lodging Trust, Inc., REIT(a)	20,811
3,236	First Industrial Realty Trust, Inc., REIT	48,961
1,907	First Potomac Realty Trust, REIT	23,723
2,916	Franklin Street Properties Corp., REIT	35,517
13,716	General Growth Properties, Inc., REIT	263,073
4,626	Glimcher Realty Trust, REIT	45,797
1,435	Government Properties Income Trust, REIT	33,550
14,652	HCP, Inc., REIT	596,776
9,074	Health Care REIT, Inc., REIT	557,507
2,924	Healthcare Realty Trust, Inc., REIT	65,761
5,211	Healthcare Trust of America, Inc., Class A, REIT	53,673
6,033	Hersha Hospitality Trust, REIT	31,613
2,569	Highwoods Properties, Inc., REIT	86,781
1,673	Home Properties, Inc., REIT	96,532
4,473	Hospitality Properties Trust, REIT	120,860
24,029	Host Hotels & Resorts, Inc., REIT	409,214
1,579	Hudson Pacific Properties, Inc., REIT	31,501
3,282	Inland Real Estate Corp., REIT	32,196
3,220	Investors Real Estate Trust, REIT	26,243
2,408	Kilroy Realty Corp., REIT	117,486
12,387	Kimco Realty Corp., REIT	248,112
3,042	Kite Realty Group Trust, REIT	17,552
3,059	LaSalle Hotel Properties, REIT	81,155
4,605	Liberty Property Trust, REIT	159,333
4,432	Macerich Co., REIT	249,433
2,816	Mack-Cali Realty Corp., REIT	60,826
1,368	MID-America Apartment Communities, Inc., REIT	84,351
1,302	Monmouth Real Estate Investment Corp., Class A, REIT	11,692
732	National Health Investors, Inc., REIT	40,187
2,204	Parkway Properties, Inc., REIT	36,035
1,967	Pebblebrook Hotel Trust, REIT	50,355
2,129	Pennsylvania Real Estate Investment Trust, REIT	39,493
5,369	Piedmont Office Realty Trust, Inc., Class A, REIT	92,239
1,747	Post Properties, Inc., REIT	79,017
16,063	ProLogis, Inc., REIT	566,060
592	PS Business Parks, Inc., REIT	43,021
4,655	Public Storage, REIT	710,679
1,930	Ramco-Gershenson Properties Trust, REIT	27,946
2,954	Regency Centers Corp., REIT	140,463
1,879	Retail Opportunity Investments Corp., REIT	24,314
1,916	Retail Properties of America, Inc., Class A, REIT	25,559
3,657	RLJ Lodging Trust, REIT	84,038
978	Rouse Properties, Inc., REIT(b)	18,132
1,390	Ryman Hospitality Properties, Inc., REIT	45,926
1,224	Sabra Health Care REIT, Inc., REIT	27,063
361	Saul Centers, Inc., REIT	15,671
6,064	Senior Housing Properties Trust, REIT	137,956
9,996	Simon Property Group, Inc., REIT	1,455,717

See notes to financial statements.
62 | CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT

PORTFOLIO OF INVESTMENTS continued	August 31, 2013

WREI Wilshire US REIT ETF continued

Number
of Shares	Description	Value
	Financial continued
2,953	SL Green Realty Corp., REIT	$257,472
1,012	Sovran Self Storage, Inc., REIT	67,065
5,828	Strategic Hotels & Resorts, Inc., REIT(a)	47,265
2,135	Summit Hotel Properties, Inc., REIT	20,368
1,115	Sun Communities, Inc., REIT	47,912
5,198	Sunstone Hotel Investors, Inc., REIT	62,532
2,811	Tanger Factory Outlet Centers, REIT	86,719
1,933	Taubman Centers, Inc., REIT	130,304
736	Terreno Realty Corp., REIT	12,924
8,084	UDR, Inc., REIT	182,618
396	Universal Health Realty Income Trust, REIT	15,884
1,075	Urstadt Biddle Properties, Inc., Class A, REIT	20,995
9,451	Ventas, Inc., REIT	588,419
6,028	Vornado Realty Trust, REIT	490,076
2,129	Washington Real Estate Investment Trust, REIT	51,862
3,928	Weingarten Realty Investors, REIT	112,773
	(Cost $14,149,791)	14,168,540

	Exchange Traded Fund - 0.3%
600	Vanguard REIT ETF	38,718
	(Cost $38,751)

	Total Long-Term Investments - 100.0%
	(Cost $14,188,542)	14,207,258

	Investments of Collateral for
	Securities Loaned - 1.7%
244,575	BNY Mellon Securities Lending
	Overnight Fund, 0.0813%(c) (d)	244,575
	(Cost $244,575)

	Total Investments - 101.7%
	(Cost $14,433,117)	14,451,833
	Liabilities in excess of Other Assets - (1.7%)	(238,738)
	Net Assets - 100.0%	$14,213,095

REIT - Real Estate Investment Trust

(a)	Non-income producing security.

(b)	Security, or portion thereof, was on loan at August 31, 2013.

(c)	At August 31, 2013, the total market value of the Fund’s securities on loan was $238,954 and the total market value of the collateral held by the Fund was $244,575.

(d)	Interest rate shown reflects yield as of August 31, 2013.

Securities are classified by sectors that represent broad groupings of related industries.

See notes to financial statements.
CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT | 63

STATEMENT OF ASSETS AND LIABILITIES	August 31, 2013

		Guggenheim		Guggenheim		Guggenheim
	Guggenheim	Defensive		Insider		Mid-Cap
	BRIC ETF	Equity ETF		Sentiment ETF		Core ETF
	(EEB )	(DEF	)	(NFO	)	(CZA	)
Assets
Investments in securities, at value (including securities on loan)	$239,580,879	$130,507,937		$136,594,458		$88,908,213
Cash	247,739	1,255		198,192		24,261
Receivables:
Dividends	941,585	432,587		131,777		121,199
Fund shares sold	—	—		—		544
Investments sold	—	—		—		—
Securities lending income	18,443	5,934		5,086		310
Tax reclaims	—	—		—		220
Due from Adviser	—	—		—		55,739
Other assets	4,825	2,749		2,653		2,761
Total assets	240,793,471	130,950,462		136,932,166		89,113,247
Liabilities
Payables:
Administration fee payable	4,882	2,965		3,116		—
Collateral for securities on loan	27,402,418	5,990,937		5,099,011		53,014
Fund shares redeemed	90	—		—		—
Investments purchased	351,795	3,171		—		—
Accrued advisory fees	121,051	53,908		39,167		—
Accrued expenses	139,518	69,120		91,217		83,578
Total liabilities	28,019,754	6,120,101		5,232,511		136,592
Net Assets	$212,773,717	$124,830,361		$131,699,655		$88,976,655
Composition of Net Assets
Paid-in capital	$547,453,952	$130,429,964		$165,640,128		$91,494,428
Accumulated undistributed net investment income (loss)	4,509,064	1,177,892		970,066		693,478
Accumulated net realized gain (loss) on investments	(209,627,976)	(9,601,303)		(46,580,661)		(7,832,497)
Net unrealized appreciation (depreciation) on investments	(129,561,323)	2,823,808		11,670,122		4,621,246
Net Assets	$212,773,717	$124,830,361		$131,699,655		$88,976,655
Shares outstanding ($0.01 par value with unlimited amount authorized)	6,650,800	3,850,000		3,200,800		2,200,000
Net Asset Value Per Share	$31.99	$32.42		$41.15		$40.44
Investments in securities, at cost	$369,142,202	$127,684,129		$124,924,336		$84,286,967
Securities on loan, at value	$26,860,599	$5,922,227		$4,975,934		$51,910

See notes to financial statements.
64 | CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT

August 31, 2013

Guggenheim	Guggenheim
Multi-Asset	Raymond James		Guggenheim		Wilshire		Wilshire
Income ETF	SB-1 Equity ETF		Spin-Off ETF		Micro-Cap ETF		US REIT ETF
(CVY )	(RYJ	)	(CSD	)	(WMCR	)	(WREI	)

$1,203,755,094	$151,292,538		$287,082,915		$42,075,761		$14,451,833
4,028,208	90,912		187,810		52,476		3,975

3,306,851	123,560		332,770		16,330		5,759
43,148	—		694		—		—
122,157	3,644,010		—		6,548		—
141,238	2,541		11,580		22,413		96
145,972	—		—		—		—
—	—		105,724		—		—
13,716	—		3,717		—		—
1,211,556,384	155,153,561		287,725,210		42,173,528		14,461,663

17,383	—		—		—		—
85,382,077	2,448,798		12,341,410		4,730,121		244,575
—	—		—		—		—
—	3,743,058		—		—		—
486,947	95,927		—		16,179		3,993
475,167	—		138,380		—		—
86,361,574	6,287,783		12,479,790		4,746,300		248,568
$1,125,194,810	$148,865,778		$275,245,420		$37,427,228		$14,213,095

$1,243,154,239	$193,654,221		$266,931,495		$46,357,461		$14,118,964

(1,539,065)	656,169		520,082		316,144		—

(108,033,066)	(62,564,112)		(10,302,061)		(12,654,324)		75,415
(8,387,298)	17,119,500		18,095,904		3,407,947		18,716
$1,125,194,810	$148,865,778		$275,245,420		$37,427,228		$14,213,095

48,200,800	5,122,822		7,250,000		1,600,800		400,000
$23.34	$29.06		$37.96		$23.38		$35.53
$1,212,142,392	$134,173,038		$268,987,011		$38,667,814		$14,433,117
$81,995,983	$2,388,948		$12,060,504		$4,528,674		$238,954

See notes to financial statements.
CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT | 65

STATEMENT OF OPERATIONS For the year ended August 31, 2013	August 31, 2013

		Guggenheim	Guggenheim	Guggenheim
	Guggenheim	Defensive	Insider	Mid-Cap
	BRIC ETF	Equity ETF	Sentiment ETF	Core ETF
	(EEB )	(DEF )	(NFO )	(CZA )
Investment Income
Dividend income	$8,636,877	$3,789,629	$2,476,136	$1,845,290
Less return of capital distributions received	—	(796,205)	(205,947)	(316,590)
Foreign taxes withheld	(691,145)	(84,586)	—	(6,648)
Net dividend income	7,945,732	2,908,838	2,270,189	1,522,052
Net securities lending income	267,950	145,582	134,781	40,949
Total investment income	8,213,682	3,054,420	2,404,970	1,563,001
Expenses
Advisory fee <Note 3>	1,444,925	457,664	518,683	302,837
Administration fee	72,797	25,171	28,528	16,656
Custodian fee	93,960	45,199	46,315	43,957
Licensing	115,594	112,300	130,605	66,606
Listing fee and expenses	5,000	5,000	5,000	5,000
Printing expenses	50,859	16,937	15,704	14,844
Professional fees	35,067	33,289	33,744	36,835
Registration & filings	—	4,860	2,839	3,001
Trustees’ fees and expenses	11,277	5,368	5,641	4,532
Miscellaneous	16,919	8,359	8,721	7,254
Total expenses	1,846,398	714,147	795,780	501,522
Advisory fees waived	(9,405)	(119,183)	(121,492)	(107,834)
Net expenses	1,836,993	594,964	674,288	393,688
Net Investment Income	6,376,689	2,459,456	1,730,682	1,169,313
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	(17,960,873)	542,879	(3,850,900)	(1,858,763)
In-kind transactions	(16,347,143)	6,287,493	13,600,352	9,288,846
Net realized gain (loss)	(34,308,016)	6,830,372	9,749,452	7,430,083
Net change in unrealized appreciation (depreciation)	26,962,054	(174,576)	9,160,228	3,772,805
Net realized and unrealized gain (loss)	(7,345,962)	6,655,796	18,909,680	11,202,888
Net Increase (Decrease) in Net Assets Resulting from Operations	$(969,273)	$9,115,252	$20,640,362	$12,372,201

See notes to financial statements.
66 | CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT

August 31, 2013

Guggenheim	Guggenheim
Multi-Asset	Raymond James	Guggenheim	Wilshire	Wilshire
Income ETF	SB-1 Equity ETF	Spin-Off ETF	Micro-Cap ETF	US REIT ETF
(CVY )	(RYJ )	(CSD )	(WMCR )	(WREI )

$66,261,662	$1,890,695	$1,635,238	$393,299	$639,418
(7,863,890)	(317,156)	(518,096)	(10,724)	—
(1,032,002)	—	—	(581)	—
57,365,770	1,573,539	1,117,142	381,994	639,418
1,534,285	123,761	162,111	186,516	458
58,900,055	1,697,300	1,279,253	568,510	639,876

4,658,629	830,484	603,497	128,800	58,723
178,044	—	32,452	—	—
251,216	—	43,167	—	—
1,372,588	—	157,284	—	—
7,500	—	5,000	—	—
80,262	—	19,881	—	—
62,139	—	37,594	—	—
35,334	—	21,850	—	—
25,297	—	5,297	—	—
27,618	—	9,929	—	—
6,698,627	830,484	935,951	128,800	58,723
(642,410)	—	(151,405)	—	—
6,056,217	830,484	784,546	128,800	58,723
52,843,838	866,816	494,707	439,710	581,153

(19,559,458)	(1,114,260)	2,682,230	1,509,548	(38,736)
104,519,841	16,900,883	10,824,672	410,610	867,227
84,960,383	15,786,623	13,506,902	1,920,158	828,491
(50,469,986)	11,113,348	17,545,341	4,597,507	(1,078,957)
34,490,397	26,899,971	31,052,243	6,517,665	(250,466)
$87,334,235	$27,766,787	$31,546,950	$6,957,375	$330,687

See notes to financial statements.
CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT | 67

STATEMENTS OF CHANGES IN NET ASSETS	August 31, 2013

	Guggenheim		Guggenheim		Guggenheim
	BRIC ETF (EEB)		Defensive Equity ETF (DEF)		Insider Sentiment ETF (NFO)
	For the Year	For the Year	For the Year	For the Year	For the Year	For the Year
	Ended	Ended	Ended	Ended	Ended	Ended
	August 31, 2013	August 31, 2012	August 31, 2013	August 31, 2012	August 31, 2013	August 31, 2012
Increase (Decrease) in Net Assets Resulting from Operations
Net investment income	$6,376,689	$11,257,752	$2,459,456	$1,530,840	$1,730,682	$1,545,280
Net realized gain (loss)	(34,308,016)	(35,891,756)	6,830,372	5,152,991	9,749,452	(11,547,796)
Net change in unrealized appreciation (depreciation)	26,962,054	(46,382,845)	(174,576)	1,331,981	9,160,228	11,499,061
Net increase (decrease) in net assets resulting from operations	(969,273)	(71,016,849)	9,115,252	8,015,812	20,640,362	1,496,545
Distributions to Shareholders
From and in excess of net investment income	(8,559,761)	(16,678,307)	(1,755,450)	(618,750)	(1,658,732)	(1,765,184)
Return of capital	—	—	—	—	—	—
Total distributions	(8,559,761)	(16,678,307)	(1,755,450)	(618,750)	(1,658,732)	(1,765,184)
Capital Share Transactions
Proceeds from sale of shares	45,212,631	7,576,339	99,135,164	86,840,785	117,176,467	47,957,959
Cost of shares redeemed	(156,478,369)	(132,750,029)	(53,273,955)	(49,590,683)	(81,103,198)	(165,808,467)
Net increase (decrease) from capital share transactions	(111,265,738)	(125,173,690)	45,861,209	37,250,102	36,073,269	(117,850,508)
Total increase (decrease) in net assets	(120,794,772)	(212,868,846)	53,221,011	44,647,164	55,054,899	(118,119,147)
Net Assets
Beginning of period	333,568,489	546,437,335	71,609,350	26,962,186	76,644,756	194,763,903
End of period	$212,773,717	$333,568,489	$124,830,361	$71,609,350	$131,699,655	$76,644,756
Accumulated undistributed net investment income (loss) at end of period	$4,509,064	$6,692,136	$1,177,892	$1,090,333	$970,066	$886,809
Changes in Shares Outstanding
Shares sold	1,350,000	200,000	3,100,000	3,150,000	3,100,000	1,500,000
Shares redeemed	(4,550,000)	(3,600,000)	(1,700,000)	(1,750,000)	(2,150,000)	(5,400,000)
Shares outstanding, beginning of period	9,850,800	13,250,800	2,450,000	1,050,000	2,250,800	6,150,800
Shares outstanding, end of period	6,650,800	9,850,800	3,850,000	2,450,000	3,200,800	2,250,800

*
Subsequent to August 31, 2012, a reclassification was required that resulted in a recharacterization of the distributions for the August 31, 2012 financial reporting period. Please refer to Note 4 – Federal Income Taxes

See notes to financial statements.
68 | CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT

August 31, 2013

Guggenheim		Guggenheim		Guggenheim Raymond
Mid-Cap Core ETF (CZA)		Multi-Asset Income ETF (CVY)		James SB-1 Equity ETF (RYJ)
For the Year	For the Year	For the Year	For the Year	For the Year	For the Year
Ended	Ended	Ended	Ended	Ended	Ended
August 31, 2013	August 31, 2012	August 31, 2013	August 31, 2012	August 31, 2013	August 31, 2012

$1,169,313	$312,541	$52,843,838	$28,638,216	$866,816	$513,678
7,430,083	1,284,391	84,960,383	(612,076)	15,786,623	2,584,658

3,772,805	2,215,900	(50,469,986)	51,740,463	11,113,348	8,356,280

12,372,201	3,812,832	87,334,235	79,766,603	27,766,787	11,454,616

(581,000)	(56,000)	(51,243,288)	(26,306,162)*	(350,149)	(116,662)
—	—	—	(4,459,909)*	—	—
(581,000)	(56,000)	(51,243,288)	(30,766,071)	(350,149)	(116,662)

117,834,767	54,852,824	1,173,087,166	687,347,753	112,237,476	66,989,511
(81,482,690)	(36,356,612)	(831,337,343)	(425,371,025)	(74,927,318)	(62,400,312)

36,352,077	18,496,212	341,749,823	261,976,728	37,310,158	4,589,199
48,143,278	22,253,044	377,840,770	310,977,260	64,726,796	15,927,153

40,833,377	18,580,333	747,354,040	436,376,780	84,138,982	68,211,829
$88,976,655	$40,833,377	$1,125,194,810	$747,354,040	$148,865,778	$84,138,982

$693,478	$212,349	$(1,539,065)	$176,081	$656,169	$428,564

3,150,000	1,750,000	50,600,000	32,850,000	4,350,000	3,100,000
(2,200,000)	(1,150,000)	(36,050,000)	(20,550,000)	(2,950,000)	(2,800,000)
1,250,000	650,000	33,650,800	21,350,800	3,722,822	3,422,822
2,200,000	1,250,000	48,200,800	33,650,800	5,122,822	3,722,822

See notes to financial statements.
CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT | 69

STATEMENTS OF CHANGES IN NET ASSETS continued	August 31, 2013

	Guggenheim		Wilshire		Wilshire
	Spin-Off ETF (CSD)		Micro-Cap ETF (WMCR)		US REIT ETF (WREI)
	For the Year	For the Year	For the Year	For the Year	For the Year	For the Year
	Ended	Ended	Ended	Ended	Ended	Ended
	August 31, 2013	August 31, 2012	August 31, 2013	August 31, 2012	August 31, 2013	August 31, 2012
Increase (Decrease) in Net Assets Resulting from Operations
Net investment income	$494,707	$168,809	$439,710	$298,604	$581,153	$344,500
Net realized gain (loss)	13,506,902	4,882,240	1,920,158	(4,667,915)	828,491	511,392
Net change in unrealized appreciation (depreciation)	17,545,341	7,005	4,597,507	5,519,434	(1,078,957)	421,927
Net increase (decrease) in net assets resulting from operations	31,546,950	5,058,054	6,957,375	1,150,123	330,687	1,277,819
Distributions to Shareholders
From and in excess of net investment income	(163,800)	(140,000)	(143,664)	(585,520)	(440,707)	(229,283)
Capital gains	—	—	—	—	(81,293)	(13,052)
Return of capital	—	—	—	—	—	(99,815)
Total distributions	(163,800)	(140,000)	(143,664)	(585,520)	(522,000)	(342,150)
Capital Share Transactions
Proceeds from sale of shares	257,091,188	35,103,670	18,105,263	4,948,453	—	10,819,643
Cost of shares redeemed	(49,064,253)	(21,971,253)	(3,830,430)	(30,125,182)	(3,922,479)	(6,141,761)
Net increase (decrease) from capital share transactions	208,026,935	13,132,417	14,274,833	(25,176,729)	(3,922,479)	4,677,882
Total increase (decrease) in net assets	239,410,085	18,050,471	21,088,544	(24,612,126)	(4,113,792)	5,613,551
Net Assets
Beginning of period	35,835,335	17,784,864	16,338,684	40,950,810	18,326,887	12,713,336
End of period	$275,245,420	$35,835,335	$37,427,228	$16,338,684	$14,213,095	$18,326,887
Accumulated undistributed net investment income at end of period	$520,082	$108,376	$316,144	$23,127	$—	$—
Changes in Shares Outstanding
Shares sold	7,300,000	1,400,000	900,000	300,000	—	300,000
Shares redeemed	(1,400,000)	(850,000)	(200,000)	(1,900,000)	(100,000)	(200,000)
Shares outstanding, beginning of period	1,350,000	800,000	900,800	2,500,800	500,000	400,000
Shares outstanding, end of period	7,250,000	1,350,000	1,600,800	900,800	400,000	500,000

See notes to financial statements.
70 | CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT

FINANCIAL HIGHLIGHTS	August 31, 2013

EEB Guggenheim BRIC ETF

	For the	For the	For the	For the	For the
Per share operating performance	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
for a share outstanding throughout the period	August 31, 2013	August 31, 2012	August 31, 2011	August 31, 2010	August 31, 2009
Net asset value, beginning of period	$33.86	$41.24	$40.04	$34.57	$42.96
Income from investment operations
Net investment income (a)	0.76	0.97	0.97	0.71	0.79
Net realized and unrealized gain (loss)	(1.68)	(6.97)	1.09	5.27	(8.15)
Total from investment operations	(0.92)	(6.00)	2.06	5.98	(7.36)
Distributions to shareholders
From and in excess of net investment income	(0.95)	(1.38)	(0.86)	(0.51)	(1.03)
Net asset value, end of period	$31.99	$33.86	$41.24	$40.04	$34.57
Market value, end of period	$31.92	$33.79	$41.17	$40.06	$34.55
Total return *(b)
Net asset value	-3.03%	-14.66%	4.92%	17.23%	-15.95%
Ratios and supplemental data
Net assets, end of period (thousands)	$212,774	$333,568	$546,437	$1,077,197	$753,724
Ratio of net expenses to average net assets*	0.64%	0.64%	0.64%	0.63%	0.64%
Ratio of net investment income to average net assets*	2.21%	2.61%	2.15%	1.76%	2.76%
Portfolio turnover rate (c)	12%	10%	15%	7%	16%

* If certain expenses had not been waived or reimbursed by the Investment Adviser, total return would have been lower and the ratios would have been as follows:
Ratio of total expenses to average net assets	0.64%	0.66%	0.65%	0.64%	0.69%
Ratio of net investment income to average net assets	2.21%	2.59%	2.14%	1.75%	2.71%

(a)	Based on average shares outstanding during the period.

(b)
Total investment return is calculated assuming a purchase of a share at the beginning of the period and a sale on the last day of the period reported at net asset value (“NAV”). Dividends and distributions are assumed to be reinvested at NAV. Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.

(c)	Portfolio turnover is not annualized for periods of less than one year and does not include securities received or delivered from processing creations or redemptions.

See notes to financial statements.
CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT | 71

FINANCIAL HIGHLIGHTS continued	August 31, 2013

DEF Guggenheim Defensive Equity ETF

	For the	For the	For the	For the	For the
Per share operating performance	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
for a share outstanding throughout the period	August 31, 2013	August 31, 2012	August 31, 2011	August 31, 2010	August 31, 2009
Net asset value, beginning of period	$29.23	$25.68	$22.03	$19.40	$24.55
Income from investment operations
Net investment income (a)	0.85	0.74	0.62	0.57	0.57
Net realized and unrealized gain (loss)	3.09	3.19	3.42	2.62	(5.22)
Total from investment operations	3.94	3.93	4.04	3.19	(4.65)
Distributions to shareholders
From and in excess of net investment income	(0.75)	(0.38)	(0.39)	(0.56)	(0.50)
Net asset value, end of period	$32.42	$29.23	$25.68	$22.03	$19.40
Market value, end of period	$32.41	$29.27	$25.70	$22.05	$19.38
Total return* (b)
Net asset value	13.81%	15.39%	18.42%	16.62%	-18.72%
Ratios and supplemental data
Net assets, end of period (thousands)	$124,830	$71,609	$26,962	$14,321	$15,518
Ratio of net expenses to average net assets*	0.65%	0.65%	0.65%	0.65%	0.65%
Ratio of net investment income to average net assets*	2.69%	2.68%	2.46%	2.72%	3.18%
Portfolio turnover rate (c)	56%	27%	32%	35%	98%
* If certain expenses had not been waived or reimbursed by the Investment Adviser, total return would have been lower and the ratios would have been as follows:
Ratio of total expenses to average net assets	0.78%	0.85%	1.24%	1.42%	1.35%
Ratio of net investment income to average net assets	2.56%	2.48%	1.87%	1.95%	2.48%

(a)	Based on average shares outstanding during the period.

(b)
Total investment return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported at net asset value (“NAV”). Dividends and distributions are assumed to be reinvested at NAV. Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.

(c)	Portfolio turnover is not annualized for periods of less than one year and does not include securities received or delivered from processing creations or redemptions.

See notes to financial statements.
72 | CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT

FINANCIAL HIGHLIGHTS continued	August 31, 2013

NFO Guggenheim Insider Sentiment ETF

	For the	For the	For the	For the	For the
Per share operating performance	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
for a share outstanding throughout the period	August 31, 2013	August 31, 2012	August 31, 2011	August 31, 2010	August 31, 2009
Net asset value, beginning of period	$34.05	$31.66	$25.56	$23.52	$26.81
Income from investment operations
Net investment income (a)	0.64	0.50	0.28	0.25	0.22
Net realized and unrealized gain (loss)	7.06	2.43	6.02	2.07	(2.93)
Total from investment operations	7.70	2.93	6.30	2.32	(2.71)
Distributions to shareholders
From and in excess of net investment income	(0.60)	(0.54)	(0.20)	(0.28)	(0.58)
Net asset value, end of period	$41.15	$34.05	$31.66	$25.56	$23.52
Market value, end of period	$41.09	$34.07	$31.64	$25.55	$23.50
Total return* (b)
Net asset value	22.94%	9.45%	24.63%	9.83%	-9.39%
Ratios and supplemental data
Net assets, end of period (thousands)	$131,700	$76,645	$194,764	$90,744	$56,462
Ratio of net expenses to average net assets*	0.65%	0.65%	0.65%	0.65%	0.65%
Ratio of net investment income to average net assets*	1.67%	1.55%	0.95%	0.95%	1.08%
Portfolio turnover rate (c)	45%	89%	53%	65%	94%
* If certain expenses had not been waived or reimbursed by the Investment Adviser, total return would have been lower and the ratios would have been as follows:
Ratio of total expenses to average net assets	0.77%	0.78%	0.80%	0.83%	1.14%
Ratio of net investment income to average net assets	1.55%	1.42%	0.80%	0.77%	0.59%

(a)	Based on average shares outstanding during the period.

(b)
Total investment return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported at net asset value (“NAV”). Dividends and distributions are assumed to be reinvested at NAV. Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.

(c)	Portfolio turnover is not annualized for periods of less than one year and does not include securities received or delivered from processing creations or redemptions.

See notes to financial statements.
CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT | 73

FINANCIAL HIGHLIGHTS continued	August 31, 2013

CZA Guggenheim Mid-Cap Core ETF
	For the		For the	For the		For the	For the
Per share operating performance	Year Ended		Year Ended	Year Ended		Year Ended	Year Ended
for a share outstanding throughout the period	August 31, 2013		August 31, 2012	August 31, 2011		August 31, 2010	August 31, 2009
Net asset value, beginning of period	$32.67		$28.59	$24.02		$20.63	$23.80
Income from investment operations
Net investment income (a)	0.72		0.33	0.29		0.20	0.20
Net realized and unrealized gain (loss)	7.47		3.82	4.48		3.21	(3.20)
Total from investment operations	8.19		4.15	4.77		3.41	(3.00)
Distributions to shareholders
From and in excess of net investment income	(0.42)		(0.07)	(0.20	)(e)	(0.02)	(0.11)
Return of capital	—		—	—		—	(0.06)
Total distributions	(0.42)		(0.07)	(0.20)		(0.02)	(0.17)
Net asset value, end of period	$40.44		$32.67	$28.59		$24.02	$20.63
Market value, end of period	$40.48		$32.73	$28.57		$24.07	$20.64
Total return* (b)
Net asset value	25.30%		14.54%	19.83%		16.53%	-12.44%
Ratios and supplemental data
Net assets, end of period (thousands)	$88,977		$40,833	$18,580		$6,005	$4,126
Ratio of net expenses to average net assets*	0.65	%(c)	0.65%	0.65	%(c)	0.65%	0.65%
Ratio of net investment income to average net assets*	1.93%		1.08%	0.97%		0.85%	1.13%
Portfolio turnover rate (d)	53%		63%	45%		74%	205%
* If certain expenses had not been waived or reimbursed by the Investment Adviser, total return would have been lower and the ratios would have been as follows:
Ratio of total expenses to average net assets	0.83	%(c)	1.01%	1.60	%(c)	3.34%	3.88%
Ratio of net investment income (loss) to average net assets	1.75%		0.72%	0.02%		-1.84%	-2.10%

(a)	Based on average shares outstanding during the period.

(b)
Total investment return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported at net asset value (“NAV”). Dividends and distributions are assumed to be reinvested at NAV. Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.

(c)
Expense ratio does not reflect fees and expenses incurred indirectly by the Fund as a result of its investment in shares of other investment companies. If these fees were included in the expense ratio, the expense ratio would increase by 0.03% for the year ended August 31, 2013 and 0.03% for the year ended August 31, 2011.

(d)	Portfolio turnover is not annualized for periods of less than one year and does not include securities received or delivered from processing creations or redemptions.

(e)
Subsequent to August 31, 2011, a reclassification was required that resulted in a recharacterization of the distributions for the August 31, 2011 financial reporting period. This resulted in less than a $0.01 reclassification between distributions paid to shareholders from and in excess of net investment income and distributions paid to shareholders from return of capital.

See notes to financial statements.
74 | CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT

FINANCIAL HIGHLIGHTS continued	August 31, 2013

CVY Guggenheim Multi-Asset Income ETF

	For the	For the		For the		For the	For the
Per share operating performance	Year Ended	Year Ended		Year Ended		Year Ended	Year Ended
for a share outstanding throughout the period	August 31, 2013	August 31, 2012		August 31, 2011		August 31, 2010	August 31, 2009
Net asset value, beginning of period	$22.21	$20.44		$18.30		$16.37	$20.93
Income from investment operations
Net investment income (a)	1.32	1.03		0.92		0.78	0.91
Net realized and unrealized gain (loss)	1.11	1.89		2.23		2.08	(4.26)
Total from investment operations	2.43	2.92		3.15		2.86	(3.35)
Distributions to shareholders
From and in excess of net investment income	(1.30)	(0.98	)(f)	(0.87	)(e)	(0.69)	(0.83)
Return of capital	—	(0.17	)(f)	(0.14	)(e)	(0.24)	(0.38)
Total distributions	(1.30)	(1.15)		(1.01)		(0.93)	(1.21)
Net asset value, end of period	$23.34	$22.21		$20.44		$18.30	$16.37
Market value, end of period	$23.33	$22.24		$20.42		$18.31	$16.37
Total return *(b)
Net asset value	11.20%	14.91%		17.28%		17.82%	-14.63%
Ratios and supplemental data
Net assets, end of period (thousands)	$1,125,195	$747,354		$436,377		$279,949	$121,120
Ratio of net expenses to average net assets* (c)	0.65%	0.65%		0.65%		0.65%	0.65%
Ratio of net investment income (loss) to average net assets*	5.67%	4.92%		4.48%		4.36%	6.54%
Portfolio turnover rate (d)	108%	113%		83%		97%	133%
* If certain expenses had not been waived or reimbursed by the Investment Adviser, total return would have been lower and the ratios would have been as follows:
Ratio of total expenses to average net assets (c)	0.72%	0.74%		0.77%		0.79%	0.93%
Ratio of net investment income (loss) to average net assets	5.60%	4.83%		4.36%		4.22%	6.26%

(a)	Based on average shares outstanding during the period.

(b)
Total investment return is calculated assuming a purchase of a share at the beginning of the period and a sale on the last day of the period reported at net asset value (“NAV”). Dividends and distributions are assumed to be reinvested at NAV. Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized

(c)
Expense ratio does not reflect fees and expenses incurred indirectly by the Fund as a result of its investments in shares of other investment companies. If these fees were included in the expense ratio, the increase to the expense ratio would be approximately 0.17%, 0.12%, 0.13%, 0.19% and 0.17% for the years ended August 31, 2013, 2012, 2011, 2010 and 2009, respectively.

(d)	Portfolio turnover is not annualized for periods of less than one year and does not include securities received or delivered from processing creations or redemptions.

(e)
Subsequent to August 31, 2011, a reclassification was required that resulted in a recharacterization of the distributions for the August 31, 2011 financial reporting period. This resulted in a $0.07 reclassification between distributions paid to shareholders from and in excess of net investment income and distributions paid to shareholders from return of capital.

(f)
Subsequent to August 31, 2012, a reclassification was required that resulted in a recharacterization of the distributions for the August 31, 2012 financial reporting period. This resulted in a less than a $0.01 reclassification between distributions paid to shareholders from and in excess of net investment income and distributions paid to shareholders from return of capital.

See notes to financial statements.
CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT | 75

FINANCIAL HIGHLIGHTS continued	August 31, 2013

RYJ Guggenheim Raymond James SB-1 Equity ETF

						For the
	For the		For the	For the	For the	Year Ended
Per share operating performance	Year Ended		Year Ended	Year Ended	Year Ended	August 31,
for a share outstanding throughout the period	August 31, 2013		August 31, 2012	August 31, 2011	August 31, 2010	2009 (a)
Net asset value, beginning of period	$22.60		$19.93	$15.96	$14.27	$17.71
Income from investment operations
Net investment income (b)	0.20		0.14	0.08	0.05	0.03
Net realized and unrealized gain (loss)	6.34		2.56	3.89	1.64	(3.44)
Total from investment operations	6.54		2.70	3.97	1.69	(3.41)
Distributions to shareholders
From net investment income	(0.08)		(0.03)	—	—	—
Return of capital	—		—	—	—	(0.03)
Total distributions	(0.08)		(0.03)	—	—	(0.03)
Net asset value, end of period	$29.06		$22.60	$19.93	$15.96	$14.27
Market value, end of period	$29.08		$22.58	$19.92	$15.95	$14.26
Total return (c)
Net asset value	29.03%		13.56%	24.88%	11.84%	-19.17%
Ratios and supplemental data
Net assets, end of period (thousands)	$148,866		$84,139	$68,212	$51,434	$39,564
Ratio of net expenses to average net assets	0.75	%(f)	0.75%	0.75%	0.72%	0.76	%(e)
Ratio of net investment income to average net assets	0.78%		0.65%	0.39%	0.29%	0.28%
Portfolio turnover rate (d)	66%		63%	47%	48%	195%

(a)	Results for periods prior to September 4, 2008 are of Claymore/Raymond James SB-1 Equity Fund, which commenced on May 19, 2006.

(b)	Based on average shares outstanding during the period.

(c)
Total investment return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported at net asset value (“NAV”). Dividends and distributions are assumed to be reinvested at NAV. Total investment return does not reflect brokerage commissions. Prior to September 4, 2008, total return based on net asset value assumed that all dividend distributions were reinvested at prices obtained by the Dividend Reinvestment Plan of Claymore/Raymond James SB-1 Equity Fund. A return calculated for a period of less than one year is not annualized.

(d)	Portfolio turnover is not annualized for periods of less than one year and does not include securities received or delivered from processing creations or redemptions.

(e)
The annualized expense ratio is capped at 0.75% from the date of the reorganization. This ratio includes expenses for the Claymore/Raymond James SB-1 Equity Fund for the period prior to the reorganization.

(f)
Expense ratio does not reflect fees and expenses incurred indirectly by the Fund as a result of its investment in shares of other business development companies. If these fees were included in the expense ratio, the expense ratio would increase by 0.08% for the year ended August 31, 2013.

See notes to financial statements.
76 | CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT

FINANCIAL HIGHLIGHTS continued	August 31, 2013

CSD Guggenheim Spin-Off ETF

	For the	For the	For the	For the	For the
Per share operating performance	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
for a share outstanding throughout the period	August 31, 2013	August 31, 2012	August 31, 2011	August 31, 2010	August 31, 2009
Net asset value, beginning of period	$26.54	$22.23	$18.88	$16.13	$21.76
Income from investment operations
Net investment income (a)	0.14	0.15	0.15	0.08	0.38
Net realized and unrealized gain (loss)	11.36	4.27	3.31	3.01	(5.58)
Total from investment operations	11.50	4.42	3.46	3.09	(5.20)
Distributions to shareholders
From and in excess of net investment income	(0.08)	(0.11)	(0.11)	(0.34)	(0.43)
Net asset value, end of period	$37.96	$26.54	$22.23	$18.88	$16.13
Market value, end of period	$38.01	$26.62	$22.22	$18.97	$16.09
Total return* (b)
Net asset value	43.41%	19.96%	18.30%	19.20%	-23.14%
Ratios and supplemental data
Net assets, end of period (thousands)	$275,245	$35,835	$17,785	$14,162	$8,066
Ratio of net expenses to average net assets *	0.65%	0.65%	0.65%	0.65%	0.65%
Ratio of net investment income to average net assets *	0.41%	0.60%	0.64%	0.40%	2.83%
Portfolio turnover rate (c)	32%	77%	2%	46%	89%
* If certain expenses had not been waived or reimbursed by the Investment Adviser, total return would have been lower and the ratios would have been as follows:
Ratio of total expenses to average net assets	0.78%	1.02%	1.51%	1.57%	1.90%
Ratio of net investment income (loss) to average net assets	0.28%	0.23%	-0.22%	-0.52%	1.58%

(a)	Based on average shares outstanding during the period.

(b)
Total investment return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported at net asset value (“NAV”). Dividends and distributions are assumed to be reinvested at NAV. Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.

(c)	Portfolio turnover is not annualized for periods of less than one year and does not include securities received or delivered from processing creations or redemptions.

See notes to financial statements.
CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT | 77

FINANCIAL HIGHLIGHTS continued	August 31, 2013

WMCR Wilshire Micro-Cap ETF

	For the	For the	For the	For the		For the
Per share operating performance	Year Ended	Year Ended	Year Ended	Year Ended		Year Ended
for a share outstanding throughout the period	August 31, 2013	August 31, 2012	August 31, 2011	August 31, 2010		August 31, 2009
Net asset value, beginning of period	$18.14	$16.38	$14.33	$14.19		$22.04
Income from investment operations
Net investment income (a)	0.36	0.25	0.24	0.25		0.35
Net realized and unrealized gain (loss)	5.09	2.16	1.87	0.04		(7.65)
Total from investment operations	5.45	2.41	2.11	0.29		(7.30)
Distributions to shareholders
From and in excess of net investment income	(0.21)	(0.65)	(0.06)	(0.15)		(0.55)
Net asset value, end of period	$23.38	$18.14	$16.38	$14.33		$14.19
Market value, end of period	$23.42	$18.06	$16.30	$14.38		$14.11
Total return (b)
Net asset value	30.32%	15.43%	14.67%	1.97	%*	-32.91	%*
Ratios and supplemental data
Net assets, end of period (thousands)	$37,427	$16,339	$40,951	$4,311		$3,560
Ratio of net expenses to average net assets (e)	0.50%	0.50%	0.50%	0.64	%(c)*	0.65	%(d)*
Ratio of net investment income to average net assets	1.71%	1.54%	1.27%	1.61	%(c)*	2.54	%(d)*
Portfolio turnover rate (f)	27%	58%	37%	191%		194%
* If certain expenses had not been waived or reimbursed by the Investment Adviser, total return would have been lower and the ratios would have been as follows:
Ratio of total expenses to average net assets (e)	N/A	N/A	N/A	4.06	%(c)	3.47%
Ratio of net investment income (loss) to average net assets	N/A	N/A	N/A	-1.81	%(c)	-0.28%

(a)	Based on average shares outstanding during the period.

(b)
Total investment return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported net asset value (“NAV”). Dividends and distributions are assumed to be reinvested at NAV. Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.

(c)	The 0.65% expense cap ratio was replaced with a 0.50% unitary investment advisory fee on August 20, 2010.

(d)	Reflects an expense cap of 0.65%.

(e)
Expense ratio does not reflect fees and expenses incurred indirectly by the Fund as a result of its investments in the shares of other investment companies and business development companies. If these fees were included in the expense ratio, the net impact to the expense ratio would be approximately 0.03%, 0.08%, 0.14%, 0.03% and 0.01% for the years ended August 31, 2013, 2012, 2011, 2010, and 2009, respectively.

(f)	Portfolio turnover is not annualized for periods of less than one year and does not include securities received or delivered from processing creations or redemptions.

See notes to financial statements.
78 | CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT

FINANCIAL HIGHLIGHTS continued	August 31, 2013

WREI Wilshire US REIT ETF

				For the Period
	For the	For the	For the	March 9, 2010*
Per share operating performance	Year Ended	Year Ended	Year Ended	through
for a share outstanding throughout the period	August 31, 2013	August 31, 2012	August 31, 2011	August 31, 2010
Net asset value, beginning of period	$36.65	$31.78	$27.28	$25.28
Income from investment operations
Net investment income (a)	1.19	1.07	1.00	0.45
Net realized and unrealized gain (loss)	(1.27)	4.95	4.32	1.71
Total from investment operations	(0.08)	6.02	5.32	2.16
Distributions to shareholders
From net investment income	(0.88)	(0.77)	(0.63)	(0.09)
Capital gains	(0.16)	(0.04)	(0.18)	(0.07)
Return of capital	—	(0.34)	(0.01)	—
Total distributions	(1.04)	(1.15)	(0.82)	(0.16)
Net asset value, end of period	$35.53	$36.65	$31.78	$27.28
Market value, end of period	$35.69	$36.72	$31.63	$27.17
Total return (b)
Net asset value	-0.30%	19.49%	19.62%	8.59%
Ratios and supplemental data
Net assets, end of period (thousands)	$14,213	$18,327	$12,713	$5,455
Ratio of net expenses to average net assets	0.32%	0.32%	0.32%	0.32	%(c)
Ratio of net investment income to average net assets	3.17%	3.21%	3.17%	3.53	%(c)
Portfolio turnover rate (d)	12%	13%	12%	5%

*	Commencement of investment operations.

(a)	Based on average shares outstanding during the period.

(b)
Total investment return is calculated assuming a purchase of a share at the beginning of the period and a sale on the last day of the period reported at net asset value (“NAV”). Dividends and distributions are assumed to be reinvested at NAV. Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.

(c)	Annualized.

(d)	Portfolio turnover is not annualized for periods of less than one year and does not include securities received or delivered from processing creations or redemptions.

See notes to financial statements.
CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT | 79

NOTES TO FINANCIAL STATEMENTS	August 31, 2013

Note 1 – Organization:
Claymore Exchange-Traded Fund Trust (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), is an open-end, management investment company that was organized as a Delaware statutory trust on May 24, 2006.

The following nine portfolios have an annual reporting period ended on August 31, 2013:

Guggenheim BRIC ETF
Guggenheim Defensive Equity ETF
Guggenheim Insider Sentiment ETF
Guggenheim Mid-Cap Core ETF
Guggenheim Multi-Asset Income ETF
Guggenheim Raymond James SB-1 Equity ETF
Guggenheim Spin-Off ETF
Wilshire Micro-Cap ETF
Wilshire US REIT ETF

Each portfolio represents a separate series of the Trust (each a “Fund” or collectively the “Funds”). Each Fund’s shares are listed and traded on the NYSE Arca, Inc. (“NYSE Arca”). The Funds’ market prices may differ to some degree from the net asset value (“NAV”) of the shares of each Fund. Unlike conventional mutual funds, each Fund issues and redeems shares on a continuous basis, at NAV, only in a large specified number of shares; each called a “Creation Unit.” Creation Units are issued and redeemed principally in-kind for securities included in the relevant index. Except when aggregated in Creation Units, shares are not individually redeemable securities of the Funds. The investment objective of each of the Funds is to correspond generally to the performance, before fees and expenses, of the following market indices:

Fund	Index
Guggenheim BRIC ETF	The BNY Mellon BRIC Select ADR Index
Guggenheim Defensive Equity ETF	Sabrient Defensive Equity Index
Guggenheim Insider Sentiment ETF	Sabrient Insider Sentiment Index
Guggenheim Mid-Cap Core ETF	Zacks Mid-Cap Core Index
Guggenheim Multi-Asset Income ETF	Zacks Multi-Asset Income Index
Guggenheim Raymond James SB-1 Equity ETF	Raymond James SB-1 Equity Index
Guggenheim Spin-Off ETF	Beacon Spin-Off Index
Wilshire Micro-Cap ETF	Wilshire US Micro-Cap IndexSM
Wilshire US REIT ETF	Wilshire US Real Estate Investment Trust IndexSM

Note 2 – Accounting Policies:
The preparation of the financial statements in accordance with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

The following is a summary of the significant accounting policies followed by the Funds.

(a) Valuation of Investments
Securities listed on an exchange are valued at the last reported sale price on the principal exchange or on the principal over-the-counter market on which such securities are traded, as of the close of regular trading on the New York Stock Exchange (“NYSE”) on the day the securities are being valued or, if there are no sales, at the mean of the most recent bid and asked prices. Equity securities that are traded primarily on the NASDAQ Stock Market are valued at the NASDAQ Official Closing Price. Debt securities are valued at the mean of the last available bid and ask prices for such securities or, if such prices are not available, at prices for securities of comparable maturity, quality and type. If sufficient market activity is limited or does not exist, the pricing providers or broker-dealers may utilize proprietary valuation models which consider market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, or other unique security features in order to estimate relevant cash flows, which are then discounted to calculate a security’s fair value. Short-term securities with maturities of 60 days or less at time of purchase are valued at amortized cost, which approximates market value. Money market funds are valued at net asset value.

For those securities where quotations or prices are not available, the valuations are determined in accordance with procedures established in good faith by management and approved by the Board of Trustees of the Trust (“Board of Trustees”). A valuation committee consisting of representatives from investment management, fund administration, legal and compliance is responsible for the oversight of the valuation process of the Funds and convenes monthly, or more frequently as needed. The valuation committee reviews monthly Level 3 fair valued securities methodology, price overrides, broker quoted securities, price source changes, illiquid securities, unchanged priced securities, halted securities, price challenges, fair valued securities sold and back testing trade prices in relation to prior day closing prices. On a quarterly basis, the valuations and methodologies of all Level 3 fair valued securities are presented to the Board of Trustees.

Valuations in accordance with these procedures are intended to reflect each security’s (or asset’s) “fair value.” Fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to: (i) the type of security, (ii) the initial cost of the security, (iii) the existence of any contractual restrictions on the security’s disposition, (iv) the price and extent of public trading in similar securities of the issuer or of comparable companies, (v) quotations or evaluated prices from broker-dealers and/or pricing services, (vi) information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), (vii) an analysis of the company’s financial statements, and (viii) an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold (e.g. the existence of pending merger activity, public offerings or tender offers that might affect the value of the security).

80 | CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS continued	August 31, 2013

There are three different categories for valuations. Level 1 valuations are those based upon quoted prices in active markets. Level 2 valuations are those based upon quoted prices in inactive markets or based upon significant observable inputs (e.g. yield curves; benchmark interest rates; indices). Level 3 valuations are those based upon unobservable inputs (e.g. discounted cash flow analysis; non-market based methods used to determine fair valuation).

The Funds value Level 1 securities using readily available market quotations in active markets. The Funds value Level 2 fixed income securities using independent pricing providers who employ matrix pricing models utilizing market prices, broker quotes and prices of securities with comparable maturities and qualities. The Funds value Level 2 equity securities using various observable market inputs as described above. The fair value estimates for the Level 3 securities are determined in accordance with the Trust’s valuation procedures.

The valuation process involved for Level 3 measurements for the Funds is completed on a daily basis and is designed to subject the Level 3 valuations to an appropriate level of oversight and review. For Level 3 securities, the Funds utilize a pricing committee (the “Pricing Committee”), which is comprised of employees of Guggenheim Funds Investment Advisors, LLC (“GFIA” or the “Investment Adviser”) or its affiliates responsible for implementing the valuation procedures established by the Funds.

Investment professionals prepare preliminary valuations based on their evaluation of financial data, company specific developments, market valuations of comparable companies, market information and other factors. These preliminary valuations are reviewed by the Pricing Committee with subsequent deliberations until an appropriate price is determined for the Level 3 security.

Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.

The following represents the Funds’ investments carried on the Statement of Assets and Liabilities by caption and by level within the fair value hierarchy as of August 31, 2013:

Wilshire Micro-Cap ETF

Description	Level 1	Level 2	Level 3	Total
(value in $000s)
Assets:
Common Stocks	$37,342	$—	$—	$37,342
Rights	—	3	—	3
Warrant	—	1	—	1
Investments of Collateral for Securities on Loan	4,730	—	—	4,730
Total	$42,072	$4	$—	$42,076

There were no transfers between levels for Wilshire Micro-Cap ETF for the year ended August 31, 2013.

The following table presents the activity of the Wilshire Micro-Cap ETF’s investments measured at fair value using significant unobservable inputs (Level 3 valuations) for the year ended August 31, 2013.

Common Stock
Level 3 Holdings	Value in $000s
Beginning Balance at 8/31/12	$— †
Net Realized Gain/Loss	1
Change in Unrealized Gain/Loss	—
Purchases	—
Sales	(1)
Transfer In	—
Transfers Out	—
Ending Balance at 8/31/13	$—

†     Market value is less than minimum amount disclosed.

All securities held by Guggenheim BRIC ETF, Guggenheim Defensive Equity ETF, Guggenheim Insider Sentiment ETF, Guggenheim Mid-Cap Core ETF, Guggenheim Multi-Asset Income ETF, Guggenheim Raymond James SB-1 Equity ETF, Guggenheim Spin-Off ETF and Wilshire US REIT ETF, were valued using quoted prices in active markets (Level 1). There were no transfers between levels for these Funds for the year ended August 31, 2013.

(b) Investment Transactions and Investment Income
Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Discounts on debt securities purchased are accreted to interest income over the lives of the respective securities using the effective interest method. Premiums on debt securities purchased are amortized to interest income up to the next call date of the respective securities using the effective interest method.

The Funds record the character of dividends received from master limited partnerships (“MLPs”) based on estimates made at the time such distributions are received. These estimates are based upon a historical review of information available from each MLP and other industry sources. The characterization of the estimates may subsequently be revised based on information received from MLPs after their tax reporting periods conclude.

Real Estate Investment Trust (“REIT”) distributions received by a Fund are generally comprised of ordinary income, long-term and short-term capital gains and return of capital. The actual character of amounts received during the year is not known until after the REITs’ fiscal year end. A Fund records the character of distributions received from REITs during the year based on historical information available. A Fund’s characterization may be subsequently revised based on information received from REITs after their tax reporting periods conclude.

(c) Currency Translation
Assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the mean of the bid and asked price of respective exchange rates on the last day of the period. Purchases and sales of investments denominated in foreign currencies are translated at the mean of the bid and asked price of respective exchange rates on the date of the transaction.

CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT | 81

NOTES TO FINANCIAL STATEMENTS continued	August 31, 2013

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Foreign exchange gain or loss resulting from holding of a foreign currency, expiration of a currency exchange contract, difference in exchange rates between the trade date and settlement date of an investment purchased or sold, and the difference between dividends actually received compared to the amount shown in a Fund’s accounting records on the date of receipt, if any, are included as net realized gains or losses on foreign currency transactions in the Fund’s Statement of Operations.

Foreign exchange gain or loss on assets and liabilities, other than investments, if any, are included in the net change in unrealized appreciation (depreciation) on foreign currency translation in the Funds’ Statement of Operations.

(d) Distributions
The Funds intend to pay substantially all of their net investment income to shareholders. Distribution frequency is as follows:

Fund	Frequency
Guggenheim BRIC ETF	Annual
Guggenheim Defensive Equity ETF	Annual
Guggenheim Insider Sentiment ETF	Annual
Guggenheim Mid-Cap Core ETF	Annual
Guggenheim Multi-Asset Income ETF	Quarterly
Guggenheim Raymond James SB-1 Equity ETF	Annual
Guggenheim Spin-Off ETF	Annual
Wilshire Micro-Cap ETF	Annual
Wilshire US REIT ETF	Quarterly

In addition, the Funds intend to distribute any capital gains to shareholders as capital gain dividends at least annually. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

(e) Securities Lending
Each Fund may lend portfolio securities to certain creditworthy borrowers, including the Funds’ securities lending agent. The loans are collateralized at all times by cash and/or high grade debt obligations in an amount at least equal to 102% of the market value of domestic securities loaned and 105% of foreign securities loaned as determined at the close of business on the preceding business day. The cash collateral received is invested with the securities lending agent in an overnight securities lending fund. The overnight securities lending fund is comprised of short-term investments valued at amortized cost, which approximates market value. Each Fund receives compensation for lending securities from interest or dividends earned on the cash, cash equivalents or U.S. government securities held as collateral, net of fee rebates paid to the borrower plus reasonable administrative and custody fees paid to the lending agent. Such compensation is accrued daily and payable to the Fund monthly. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income. The borrower pays to the Funds an amount equal to any dividends or interest received on loaned securities. These payments from the borrower are not eligible for reduced tax rates as “qualified dividend income” under the Jobs and Growth Tax Reconciliation Act of 2003. The Funds retain all or a portion of the interest received on investment of cash collateral or receive a fee from the borrower. Lending portfolio securities could result in a loss or delay in recovering each Fund’s securities if the borrower defaults. The securities lending income earned by the Funds is disclosed on the Statement of Operations.

Note 3 – Investment Advisory Agreement and Other Agreements:
Pursuant to an Investment Advisory Agreement (the “Agreement”) between the Trust, on behalf of each Fund, and GFIA, the Investment Adviser manages the investment and reinvestment of each Fund’s assets and administers the affairs of each Fund to the extent requested by the Board of Trustees.

Pursuant to the Agreement, each Fund listed in the following table pays the Investment Adviser an advisory fee. The advisory fee is payable on a monthly basis at the annual rate set forth below based on each Fund’s average daily net assets:

Fund	Rate
Guggenheim BRIC ETF	0.50%
Guggenheim Defensive Equity ETF	0.50%
Guggenheim Insider Sentiment ETF	0.50%
Guggenheim Mid-Cap Core ETF	0.50%
Guggenheim Multi-Asset Income ETF	0.50%
Guggenheim Spin-Off ETF	0.50%

Pursuant to the Agreement, each Fund listed in the following table pays the Investment Adviser a unitary management fee for the services and facilities it provides. The unitary management fee is payable on a monthly basis at the annual rate set forth below based on each Fund’s average daily net assets:

Fund	Rate
Guggenheim Raymond James SB-1 Equity ETF	0.75%
Wilshire Micro-Cap ETF	0.50%
Wilshire US REIT ETF	0.32%

Out of the unitary management fee, the Investment Adviser pays substantially all the expenses of each Fund, including the cost of transfer agency, custody, fund administration, legal, audit, and other services, except for the fee payments under the Agreement, distribution fees, if any, brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses.

82 | CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS continued	August 31, 2013

Prior to May 14, 2013, under a separate Fund Administration agreement, the Investment Adviser provided Fund Administration services to the Funds. The Investment Adviser received a fund administration fee payable monthly at the annual rate set forth below as a percentage of the average daily net assets of each Fund:

Net Assets	Rate
First $200,000,000	0.0275%
Next $300,000,000	0.0200%
Next $500,000,000	0.0150%
Over $1,000,000,000	0.0100%

Effective May 14, 2013, the Board of Trustees approved Rydex Fund Services, LLC (“RFS”) as the Administrator of the Funds. Both RFS and GFIA are affiliates of Guggenheim Partners, LLC, a global diversified financial services firm. There is no impact to the Funds as a result of this change.

For the year ended August 31, 2013, the below listed Funds recognized Fund Administration expenses as follows:

Fund Administration
Expense
Guggenheim BRIC ETF	$72,797
Guggenheim Defensive Equity ETF	25,171
Guggenheim Insider Sentiment ETF	28,528
Guggenheim Mid-Cap Core ETF	16,656
Guggenheim Multi-Asset Income ETF	178,044
Guggenheim Spin-Off ETF	32,452

Due to their unitary management fee structure Guggenheim Raymond James SB-1 Equity ETF, Wilshire Micro-Cap ETF and Wilshire US REIT ETF do not charge a separate Fund Administration fee.

The Bank of New York Mellon Corp. (“BNY”) acts as the Funds’ custodian, accounting agent, transfer agent and securities lending agent. As custodian, BNY is responsible for the custody of the Funds’ assets. As accounting agent, BNY is responsible for maintaining the books and records of the Funds. As transfer agent, BNY is responsible for performing transfer agency services for the Funds. As securities lending agent, BNY is responsible for executing the lending of portfolio securities to creditworthy borrowers.

Guggenheim Partners Investment Management, LLC (“GPIM”) acts as the sub-adviser for Wilshire US REIT ETF. In this capacity, GPIM directs the purchases and sales of Wilshire US REIT ETF’s investment securities.

The Investment Adviser has contractually agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of Guggenheim BRIC ETF, Guggenheim Defensive Equity ETF, Guggenheim Insider Sentiment ETF, Guggenheim Mid-Cap Core ETF, Guggenheim Multi-Asset Income ETF and Guggenheim Spin-Off ETF (excluding interest expense, a portion of the Fund’s licensing fees, offering costs, brokerage commissions and other trading expenses, taxes and extraordinary expenses such as litigation and other expenses not incurred in the ordinary course of the Fund’s business), from exceeding 0.60% of average net assets per year, at least until December 31, 2015.

For the year ended August 31, 2013, the Investment Adviser waived advisory fees as follows:

Advisory Fees
Waived
Guggenheim BRIC ETF	$9,405
Guggenheim Defensive Equity ETF	119,183
Guggenheim Insider Sentiment ETF	121,492
Guggenheim Mid-Cap Core ETF	107,834
Guggenheim Multi-Asset Income ETF	642,410
Guggenheim Spin-Off ETF	151,405

Amounts owed to each Fund from the Investment Adviser are shown in the Statement of Assets and Liabilities. This receivable is settled on a quarterly basis.

Certain officers and trustees of the Trust may also be officers, directors and/or employees of the Investment Adviser or GPIM. The Trust does not compensate its officers or trustees who are officers, directors and/or employees of the Investment Adviser or GPIM.

Licensing Fee Agreements:
The Investment Adviser has entered into licensing agreements on behalf of each Fund with the following Licensors:

Fund	Licensor
Guggenheim BRIC ETF	The Bank of New York Mellon Corp.
Guggenheim Defensive Equity ETF	Sabrient Systems, LLC
Guggenheim Insider Sentiment ETF	Sabrient Systems, LLC
Guggenheim Mid-Cap Core ETF	Zacks Investment Research, Inc.
Guggenheim Multi-Asset Income ETF	Zacks Investment Research, Inc.
Guggenheim Raymond James SB-1 Equity ETF	Raymond James & Associates, Inc.
Guggenheim Spin-Off ETF	Beacon Indexes LLC
Wilshire Micro-Cap ETF	Wilshire Associates, Inc.
Wilshire US REIT ETF	Wilshire Associates, Inc.

The above trademarks are trademarks owned by their respective Licensors. These trademarks have been licensed to the Investment Adviser for use for certain purposes with the Funds. The Funds are not sponsored, endorsed, sold or promoted by the Licensors and the Licensors make no representation regarding the advisability of investing in shares of the Funds. Up to 5 basis points of licensing fees are excluded from the expense cap for the Funds without a unitary management fee.

Note 4 – Federal Income Taxes:
The Funds intend to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required. In addition, by distributing substantially all of its ordinary income and long-term capital gains, if any, during each calendar year, each Fund intends not to be subject to U.S. federal excise tax.

CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT | 83

NOTES TO FINANCIAL STATEMENTS continued	August 31, 2013

At August 31, 2013, the cost of securities for Federal income tax purposes, the aggregate gross unrealized gain for all securities for which there was an excess of value over tax cost and the aggregate gross unrealized loss for all securities for which there was an excess of tax cost over value, were as follows:

				Net Tax
	Cost	Gross Tax	Gross Tax	Unrealized
	Investments for	Unrealized	Unrealized	Appreciation
Fund	Tax Purposes	Appreciation	Depreciation	(Depreciation)
Guggenheim BRIC ETF	$372,613,800	$13,742,592	$(146,775,513)	$(133,032,921)
Guggenheim Defensive Equity ETF	128,465,091	6,170,380	(4,127,534)	2,042,846
Guggenheim Insider Sentiment ETF	125,105,254	15,453,001	(3,963,797)	11,489,204
Guggenheim Mid-Cap Core ETF	84,389,915	5,643,302	(1,125,004)	4,518,298
Guggenheim Multi-Asset Income ETF	1,223,320,091	50,806,079	(70,371,076)	(19,564,997)
Guggenheim Raymond James SB-1 Equity ETF	135,903,604	18,906,402	(3,517,468)	15,388,934
Guggenheim Spin-Off ETF	269,389,156	26,233,870	(8,540,111)	17,693,759
Wilshire Micro-Cap ETF	38,676,147	7,212,232	(3,812,618)	3,399,614
Wilshire US REIT ETF	14,357,702	715,961	(621,830)	94,131

Tax components of the following balances as of August 31, 2013 were as follows:

		Undistributed
	Undistributed	Long-Term Gains
	Ordinary Income	(Accumulated
	(Accumulated	Capital &
	Ordinary Loss)	Other Loss)
Guggenheim BRIC ETF	$4,509,064	$(206,156,378)
Guggenheim Defensive Equity ETF	1,869,123	(9,511,572)
Guggenheim Insider Sentiment ETF	949,890	(46,379,567)
Guggenheim Mid-Cap Core ETF	769,784	(7,805,855)
Guggenheim Multi-Asset Income ETF	5,063,489	(103,457,921)
Guggenheim Raymond James SB-1 Equity ETF	802,143	(60,979,520)
Guggenheim Spin-Off ETF	578,732	(9,958,566)
Wilshire Micro-Cap ETF	294,840	(12,624,687)
Wilshire US REIT ETF	—	—

Distributions to Shareholders:
The tax character of distributions paid during the year ended August 31, 2013 was as follows:

	Distributions	Distributions
	paid from	paid from
	Ordinary Income	Capital Gains
Guggenheim BRIC ETF	$8,559,761	$—
Guggenheim Defensive Equity ETF	1,755,450	—
Guggenheim Insider Sentiment ETF	1,658,732	—
Guggenheim Mid-Cap Core ETF	581,000	—
Guggenheim Multi-Asset Income ETF	51,243,288	—
Guggenheim Raymond James SB-1 Equity ETF	350,149	—
Guggenheim Spin-Off ETF	163,800	—
Wilshire Micro-Cap ETF	143,664	—
Wilshire US REIT ETF	440,707	81,293

In Guggenheim Multi-Asset Income ETF, subsequent to the August 31, 2012 reporting period, it was determined that a reclassification of $35,350 was required between return of capital and ordinary income. This resulted in a recharacterization of $35,350 between distributions paid from return of capital and distributions paid from ordinary income. The below numbers reflect the revised tax character of distributions paid during the year ended August 31, 2012 following this reclassification.

The tax character of distributions paid during the year ended August 31, 2012 was as follows:

	Distributions	Distributions	Distributions
	paid from	paid from	paid from
	Ordinary Income	Return of Capital	Capital Gains
Guggenheim BRIC ETF	$16,678,307	$—	$—
Guggenheim Defensive Equity ETF	618,750	—	—
Guggenheim Insider Sentiment ETF	1,765,184	—	—
Guggenheim Mid-Cap Core ETF	56,000	—	—
Guggenheim Multi-Asset Income ETF	26,306,162	4,459,909	—
Guggenheim Raymond James SB-1 Equity ETF	116,662	—	—
Guggenheim Spin-Off ETF	140,000	—	—
Wilshire Micro-Cap ETF	585,520	—	—
Wilshire US REIT ETF	229,283	99,815	13,052

At August 31, 2013, the following reclassifications were made to the capital accounts of the Funds, to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations, which are primarily due to the differences between book and tax treatment of paydown gains, dividend reclasses, investments in real estate investments trusts, wash sales from redemption in-kind transactions, redemption in-kind transactions, foreign currency gains and losses, the “mark to market” of certain passive foreign investment companies (PFICs) and post October losses. Net investment income, net realized gains and net assets were not affected by these changes.

	Undistributed	Accumulated
	Net Investment	Net Realized	Paid In
Fund	Income	Gain (Loss )	Capital
Guggenheim BRIC ETF	$—	$19,238,628	$(19,238,628)
Guggenheim Defensive Equity ETF	(616,447)	(6,309,230)	6,925,677
Guggenheim Insider Sentiment ET	11,307	(13,193,416)	13,182,109
Guggenheim Mid-Cap Core ETF	(107,184)	(9,215,591)	9,322,775
Guggenheim Multi-Asset Income ETF	(3,315,696)	(102,760,905)	106,076,601
Guggenheim Raymond James SB-1 Equity ETF	(289,062)	(14,911,611)	15,200,673
Guggenheim Spin-Off ETF	80,799	(10,681,341)	10,600,542
Wilshire Micro-Cap ETF	(3,029)	(382,355)	385,384
Wilshire US REIT ETF	(140,446)	(746,471)	886,917

84 | CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS continued	August 31, 2013

At August 31, 2013, for federal income tax purposes, the Funds have capital loss carryforwards available as shown in the table below, to the extent provided by the regulations, to offset future capital gains through the years indicated. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. Per the Regulated Investment Company Modernization Act of 2010, capital loss carryforwards generated in taxable years beginning after December 22, 2010 must be fully used before capital loss carryforwards generated in taxable years prior to December 22, 2010 are used; therefore, under certain circumstances, capital loss carryforwards available as of the report date, if any, may expire unused.

						Unlimited	Unlimited
	Capital Loss	Capital Loss	Capital Loss	Capital Loss	Capital Loss	Short-Term	Long-Term
Fund	Expiring 2015	Expiring 2016	Expiring 2017	Expiring 2018	Expiring 2019	Capital Loss	Capital Loss	Total
Guggenheim BRIC ETF	$—	$551,160	$25,815,181	$106,144,759	$8,921,151	$3,028,467	$61,695,660	$206,156,378
Guggenheim Defensive Equity ETF	—	236,698	2,335,989	4,593,977	872,620	1,444,750	27,538	9,511,572
Guggenheim Insider Sentiment ETF	28,269	1,378,212	5,703,978	7,677,570	4,329,103	21,746,814	5,515,621	46,379,567
Guggenheim Mid-Cap Core ETF	—	121,302	1,079,147	1,005,926	345,781	5,229,326	24,373	7,805,855
Guggenheim Multi-Asset Income ETF	—	7,673,676	13,902,519	28,376,907	2,630,663	45,909,103	4,965,053	103,457,921
Guggenheim Raymond James SB-1 Equity ETF	—	—	26,988,436	20,004,904	2,213,777	8,816,449	2,955,954	60,979,520
Guggenheim Spin-Off ETF	—	—	2,455,977	6,166,420	617,814	—	—	9,240,211
Wilshire Micro-Cap ETF	35,224	3,606,209	5,409,759	1,844,181	244,420	1,262,432	222,462	12,624,687
Wilshire US REIT ETF	—	—	—	—	—	—	—	—

Tax basis capital losses in excess of capital gains are carried forward to offset future net capital gains. For the year ended August 31, 2013, the following capital loss carryforward amounts were expired or used:

Fund	Amount
Guggenheim Spin-Off ETF	$3,799,817
Wilshire Micro-Cap ETF	525,889

Capital losses incurred after October 31 (“post-October losses”) within the taxable year are deemed to arise on the first business day of each Fund’s next taxable year. During the year ended August 31, 2013, the following Funds incurred and will elect to defer the following current year post-October losses as though the losses were incurred on the first day of the next fiscal year.
Post-October
Capital
Losses
Guggenheim BRIC ETF	$—
Guggenheim Defensive Equity ETF	—
Guggenheim Insider Sentiment ETF	—
Guggenheim Mid-Cap Core ETF	—
Guggenheim Multi-Asset Income ETF	—
Guggenheim Raymond James SB-1 Equity ETF	—
Guggenheim Spin-Off ETF	718,355
Wilshire Micro-Cap ETF	—
Wilshire US REIT ETF	—

For all open tax years and all major jurisdictions, management of the Trust has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Uncertain tax positions are tax positions taken or expected to be taken in the course of preparing each Fund’s tax returns that would not meet a more-likely-than-not threshold of being sustained by the applicable tax authority and would be recorded as a tax expense in the current year. Open tax years are those that are open for examination by taxing authorities (i.e. generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Trust is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Note 5 - Investment Transactions:
For the year ended August 31, 2013, the cost of investments purchased and proceeds from sales of investments, excluding short-term investments and in-kind transactions, were as follows:

	Purchases	Sales
Guggenheim BRIC ETF	$35,160,334	$36,199,323
Guggenheim Defensive Equity ETF	52,684,423	51,254,828
Guggenheim Insider Sentiment ETF	46,434,704	46,536,660
Guggenheim Mid-Cap Core ETF	33,195,133	32,433,423
Guggenheim Multi-Asset Income ETF	997,984,785	999,235,504
Guggenheim Raymond James SB-1 Equity ETF	74,266,382	73,688,295
Guggenheim Spin-Off ETF	39,043,181	38,609,384
Wilshire Micro-Cap ETF	7,408,114	7,105,750
Wilshire US REIT ETF	2,357,165	2,243,181

CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT | 85

NOTES TO FINANCIAL STATEMENTS continued	August 31, 2013

For the year ended August 31, 2013, in-kind transactions were as follows:

	Purchases	Sales
Guggenheim BRIC ETF	$45,270,821	$156,469,931
Guggenheim Defensive Equity ETF	98,996,084	53,140,891
Guggenheim Insider Sentiment ETF	117,170,445	80,778,903
Guggenheim Mid-Cap Core ETF	117,396,643	80,877,876
Guggenheim Multi-Asset Income ETF	1,178,717,721	828,857,642
Guggenheim Raymond James SB-1 Equity ETF	112,449,109	74,771,420
Guggenheim Spin-Off ETF	257,188,623	49,167,960
Wilshire Micro-Cap ETF	18,100,649	3,830,686
Wilshire US REIT ETF	—	3,922,118

Note 6 – Capital:
Shares are issued and redeemed by the Funds only in creation unit size aggregations of 50,000 to 100,000 shares. Transactions are only permitted on an in-kind basis, with separate cash payment, which is balancing each component to equate the transaction to the net asset value per share of the Fund on the transaction date. Transaction fees ranging from $500 to $5,000 are charged to those persons creating or redeeming creation units. An additional charge on the transaction may be imposed with respect to transactions effected outside of the clearing process or to the extent that cash is used in lieu of securities to purchase creation units or redeem for cash.

Note 7 - Distribution and Service Plan:
The Board of Trustees has adopted a distribution and service plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, each Fund is authorized to pay distribution fees in connection with the sale and distribution of its shares and pay service fees in connection with the provision of ongoing services to shareholders and the maintenance of shareholder accounts in an amount up to 0.25% of its average daily net assets each year. No 12b-1 fees are currently paid by the Funds, and there are no current plans to impose these fees. No such fee may be paid in the future without further approval by the Board of Trustees.

Note 8 – Indemnifications:
In the normal course of business, the Funds enter into contracts that contain a variety of representations, which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown, as this would require future claims that may be made against a Fund that have not yet occurred. However, the Funds expect the risk of loss to be remote.

Note 9 – Subsequent Events:
The Funds evaluated subsequent events through the date the financial statements were available for issue and determined there were no additional material events that would require disclosure in the Funds’ financial statements, except as noted below.

On September 23, 2013, the Board of Trustees declared the following dividends payable on September 30, 2013 to shareholders of record on September 26, 2013. The dividend rates per share were as follows:

Fund	Rate
Guggenheim Multi-Asset Income ETF	$0.321
Wilshire US REIT ETF	$0.329

Effective on or about October 31, 2013, the Guggenheim BRIC ETF (the “Fund”) will change its current policy of seeking investment results that correspond generally to the performance, before the Fund’s fees and expenses, of an equity index called the BNY Mellon BRIC Select ADR Index. Instead, the Fund will seek investment results that correspond generally to the performance, before the Fund’s fees and expenses, of an equity index called the BNY Mellon BRIC Select DR Index.

86 | CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	August 31, 2013

The Board of Trustees and Shareholders of
Claymore Exchange-Traded Fund Trust

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Guggenheim BRIC ETF, Guggenheim Defensive Equity ETF, Guggenheim Insider Sentiment ETF, Guggenheim Mid-Cap Core ETF, Guggenheim Multi-Asset Income ETF, Guggenheim Raymond James SB-1 Equity ETF, Guggenheim Spin-Off ETF, Wilshire Micro-Cap ETF and Wilshire US REIT ETF (nine of the portfolios constituting the Claymore Exchange-Traded Fund Trust (the Trust)) as of August 31, 2013, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financials highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2013, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective nine portfolios constituting the Claymore Exchange-Traded Fund Trust at August 31, 2013, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Chicago, Illinois
October 25, 2013

CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT | 87

SUPPLEMENTAL INFORMATION (Unaudited)	August 31, 2013

Federal Income Tax Information
The Trust intends to designate the maximum amount of dividends that qualify for the reduced tax rate pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003. See Qualified dividend income column in the table below.

In January 2014, shareholders will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by shareholders in the calendar year 2013. See Dividend received deduction column in the table below.

Guggenheim BRIC ETF intends to designate $691,145 of foreign tax withholding on foreign source income of $8,608,215.

	Qualified	Dividend
Fund	dividend income	received deduction
Guggenheim BRIC ETF	95.21%	0.00%
Guggenheim Defensive Equity ETF	98.64%	89.19%
Guggenheim Insider Sentiment ETF	92.30%	87.79%
Guggenheim Mid-Cap Core ETF	96.06%	90.19%
Guggenheim Multi-Asset Income ETF	52.49%	39.30%
Guggenheim Raymond James SB-1 Equity ETF	100.00%	100.00%
Guggenheim Spin-Off ETF	100.00%	100.00%
Wilshire Micro-Cap ETF	71.03%	69.21%
Wilshire US REIT ETF	1.71%	1.71%

Trustees
The Trustees of the Trust and their principal business occupations during the past five years.

Name, Address*, Year of Birth and Position(s) held with Registrant	Term of Office** and Length of Time Served	Principal Occupations during the Past Five Years and Other Affiliations	Funds in the Fund Complex*** Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees:
Randall C. Barnes Year of Birth: 1951 Trustee	Since 2006	Private Investor (2001-present). Formerly, Senior Vice President and Treasurer, PepsiCo, Inc. (1993-1997), President, Pizza Hut International (1991-1993) and Senior Vice President, Strategic Planning and New Business Development of PepsiCo, Inc. (1987-1990).	52	None.
Roman Friedrich III Year of Birth: 1946 Trustee	Since 2010	Founder and President of Roman Friedrich & Company, a US and Canadian-based business, which provides investment banking to the mining industry (1998-present). Formerly, Senior Managing Director of MLV & Co., LLC, an investment bank and institutional broker-dealer specializing in capital intensive industries such as energy, metals and mining (2010-2011).	48
Director of Mercator Minerals Ltd. (2013-present), First Americas Gold Corp. (2012-present) and Zincore Metals, Inc. (2009 – present). Previously, Director of Blue Sky Uranium Corp. (formerly, Windstorm Resources Inc.) (April 2011 – July 2012); Axiom Gold and Silver Corp. (2011-2012); Stratagold Corp. (2003-2009); Gateway Gold Corp. (2004-2008) and GFM Resources Ltd. (2005-2010).

Robert B. Karn III Year of Birth: 1942 Trustee	Since 2010	Consultant (1998-present).Formerly, Arthur Andersen (1965-1997) and Managing Partner, Financial and Economic Consulting, St. Louis office (1987-1997).	48	Director of Peabody Energy Company (2003-present) and GP Natural Resource Partners LLC (2002-present).
Ronald A. Nyberg Year of Birth: 1953 Trustee	Since 2006	Partner of Nyberg & Cassioppi, LLC, a law firm specializing in corporate law, estate planning and business transactions (2000-present). Formerly, Executive Vice President, General Counsel and Corporate Secretary of Van Kampen Investments (1982-1999).	54	None.
Ronald E. Toupin, Jr. Year of Birth: 1958 Trustee	Since 2006	Portfolio Consultant (2010-present). Formerly, Vice President, Manager and Portfolio Manager of Nuveen Asset Management (1998-1999), Vice President of Nuveen Investment Advisory Corp. (1992-1999), Vice President and Manager of Nuveen Unit Investment Trusts (1991-1999), and Assistant Vice President and Portfolio Manager of Nuveen Unit Investment Trusts (1988-1999), each of John Nuveen & Co., Inc. (1982-1999).	51	Trustee, Bennett Group of Funds. (2011-9/2013)

88 | CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT

SUPPLEMENTAL INFORMATION (Unaudited) continued	August 31, 2013

Name, Address*, Year of Birth and Position(s) held with Registrant	Term of Office** and Length of Time Served	Principal Occupations during the Past Five Years and Other Affiliations	Number of Funds in the Fund Complex*** Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustee:
Donald C. Cacciapaglia† Year of Birth: 1951 Trustee, Chief Executive Officer	Since 2012
Senior Managing Director of Guggenheim Investments (2010-present); Chief Executive Officer of Guggenheim Funds Services, LLC (2012-present); Chief Executive Officer (2012-present) and President (2010-present), Guggenheim Funds Distributors, LLC and Guggenheim Funds Investment Advisors, LLC; Chief Executive Officer of certain funds in the Fund Complex (2012-present); President and Director of SBL Fund, Security Equity Fund, Security Income Fund, Security Large Cap Value Fund, and Security Mid Cap Growth Fund (2012-present); President, CEO and Trustee of Rydex Dynamic Funds, Rydex ETF Trust, Rydex Series Funds and Rydex Variable Trust (2012-present); Formerly, Chairman and CEO of Channel Capital Group Inc. and Channel Capital Group LLC. (2002-2010).
211
Trustee, Rydex Dynamic Funds, Rydex ETF Trust, Rydex Series Funds and Rydex Variable Trust (2012- present); Independent Board Member, Equitrust Life Insurance Company, Guggenheim Life and Annuity Company, and Paragon Life Insurance Company of Indiana (2011-present).

*	Address for all Trustees: 2455 Corporate West Drive, Lisle, IL 60532.

**	This is the period for which the Trustee began serving the Trust. Each Trustee is expected to serve an indefinite term, until his successor is elected.

***
As of period end. The Guggenheim Investments Fund Complex consists of U.S. registered investment companies advised or serviced by Guggenheim Funds Investment Advisors, LLC and/or Guggenheim Fund Distributors, LLC and/or affiliates of such entities. The Guggenheim Investments Fund Complex is overseen by multiple Boards of Trustees.

†
Mr. Donald C. Cacciapaglia is an “interested person” (as defined in section 2(a)(19) of the 1940 Act) (“Interested Trustee”) of the Trust because of his position as the President and CEO of the Investment Adviser and Distributor.

Principal Executive Officers
The principal executive officers of the Trust, who are not trustees, and their principal occupations during the past five years:

Name, Address*, Year of Birth and Position(s) held with Registrant	Term of Office** and Length of Time Served	Principal Occupations During the Past Five Years and Other Affiliations
Officers:
Amy J. Lee Year of Birth: 1961 Chief Legal Officer	Since 2013***
Managing Director, Guggenheim Investments (2012-present); Senior Vice President & Secretary, Security Investors, LLC (2010-present); Secretary & Chief Compliance Officer, Security Distributors, Inc. (1987-2012); Vice President, Associate General Counsel & Assistant Secretary, Security Benefit Life Insurance Company and Security Benefit Corporation (1987- 2012); Vice President & Secretary, Rydex Series Funds, Rydex ETF Trust, Rydex Dynamic Funds, and Rydex Variable Trust (2008-present). Officer of certain funds in the Fund Complex (2012-present).

John L. Sullivan Year of Birth: 1955 Chief Financial Officer, Chief Accounting Officer and Treasurer	Since 2010
Senior Managing Director – Fund Administration, Guggenheim Investments (2010-present). Chief Financial Officer, Chief Accounting Officer and Treasurer of certain funds in the Fund Complex. Formerly, Chief Compliance Officer, Van Kampen Funds (2004-2010). Head of Fund Accounting, Morgan Stanley Investment Management (2002-2004). Chief Financial Officer, Treasurer, Van Kampen Funds (1996-2004).

Joanna M. Catalucci Year of Birth: 1966 Chief Compliance Officer	Since 2012
Managing Director of Compliance and Fund Board Relations, Guggenheim Investments (2012-present). Formerly, Chief Compliance Officer & Secretary, SBL Fund; Security Equity Fund; Security Income Fund; Security Large Cap Value Fund & Security Mid Cap Growth Fund; Vice President, Rydex Holdings, LLC; Vice President, Security Benefit Asset Management Holdings, LLC; and Senior Vice President & Chief Compliance Officer, Security Investors, LLC (2010-2012); Security Global Investors, LLC, Senior Vice President (2010-2011); Rydex Advisors, LLC (f/k/a PADCO Advisors, Inc.) and Rydex Advisors II, LLC (f/k/a PADCO Advisors II, Inc.), Chief Compliance Officer and Senior Vice President (2010-2011); Rydex Capital Partners I, LLC & Rydex Capital Partners II, LLC, Chief Compliance Officer (2006-2007); and Rydex Fund Services, LLC (f/k/a Rydex Fund Services, Inc.), Vice President (2001-2006). Chief Compliance Officer of certain funds in the Fund Complex.

Mark E. Mathiasen Year of Birth: 1978 Secretary	Since 2011	Director, Associate General Counsel of Guggenheim Funds Services, LLC (2007-present). Secretary of certain funds in the Fund Complex.
Stevens T. Kelly Year of Birth: 1982 Assistant Secretary	Since 2012
Assistant General Counsel of Guggenheim Funds Services, LLC (2011-present). Assistant Secretary of certain other funds in the Fund Complex. Formerly, Associate at K&L Gates LLP (2008-2011), J.D., University of Wisconsin Law School (2005-2008).

William H. Belden, III Year of Birth: 1965 Vice President	Since 2006	Managing Director of Guggenheim Funds Investment Advisors, LLC (2005-present). Formerly, Vice President of Product Management at Northern Trust Global Investments (1999-2005).

*	Address for all Officers: 2455 Corporate West Drive, Lisle, IL 60532

**	Officers serve at the pleasure of the Board of Trustees and until his or her successor is appointed and qualified or until his or her earlier resignation or removal.

***	Effective February 12, 2013.

CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT | 89

CONSIDERATIONS REGARDING ANNUAL REVIEW OF THE INVESTMENT ADVISORY AGREEMENTS AND INVESTMENT SUBADVISORY AGREEMENT	August 31, 2013

Claymore Exchange-Traded Fund Trust (“ETF Trust 1” or a “Trust”) and Claymore Exchange-Traded Fund Trust 2 (“ETF Trust 2” or a “Trust”) each was organized as a Delaware business trust on May 24, 2006 and June 8, 2006, respectively, and is authorized to establish multiple portfolios representing separate series of the Trust (each, a “Fund” and collectively, the “Funds”). Each Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Guggenheim Funds Investment Advisors, LLC (“GFIA” or the “Adviser”), an affiliate of Guggenheim Partners, LLC (“Guggenheim Partners” and referred to herein collectively with its subsidiaries and affiliates as “Guggenheim”), a diversified financial services firm, serves as each Fund’s investment adviser and provides certain administrative and other services pursuant to an investment advisory agreement between each Trust, with respect to its respective Funds, and GFIA (each, an “Investment Advisory Agreement” and together, the “Investment Advisory Agreements”). Under the terms of the Investment Advisory Agreement for ETF Trust 1, GFIA also is responsible for overseeing the activities of Guggenheim Partners Investment Management, LLC (“GPIM” or the “Sub-Adviser”), an indirect subsidiary of Guggenheim Partners, which performs portfolio management and related services for Wilshire US REIT ETF (the “Sub-Advised Fund”), pursuant to an investment sub-advisory agreement by and among ETF Trust 1 on behalf of the Sub-Advised Fund, the Adviser and GPIM (the “Sub-Advisory Agreement” and together with the Investment Advisory Agreements, the “Advisory Agreements”). Under the supervision the Boards of Trustees of ETF Trust 1 and ETF Trust 2 (together, the “Board,” and the members of the Board individually, the “Trustees”), GFIA, and with respect to the Sub-Advised Fund, GPIM, provides a continuous investment program for each Fund’s portfolio, provides investment research, makes and executes recommendations for the purchase and sale of securities and provides certain facilities and personnel for the Funds.

At meetings held in person on April 18, 2013 (the “April Meeting”) and on May 14, 2013 (the “May Meeting”), the Contracts Review Committee of the Board (the “Committee”), consisting solely of those Trustees who are not “interested persons,” as defined by the 1940 Act, of the Trusts (the “Independent Trustees”), met independently of Fund management to consider the renewal of the Advisory Agreements. As part of its review process, the Committee was represented by independent legal counsel to the Independent Trustees (“Independent Legal Counsel”). Independent Legal Counsel reviewed with the Committee various factors relevant to the consideration of advisory agreements and the legal responsibilities of the Trustees related to such consideration. The Committee took into account various materials received from the Adviser, the Sub-Adviser and Independent Legal Counsel. The Committee also considered the variety of written materials, reports and oral presentations it received (and received by the full Board) throughout the year regarding performance and operating results of each Fund.

In connection with the contract review process, Guggenheim engaged FUSE Research Network LLC (“FUSE”), an independent, third party research provider, to prepare advisory contract renewal reports for various boards of directors/trustees in the Guggenheim fund complex, designed specifically to help the boards of directors/trustees fulfill their advisory contract renewal responsibilities. The objective of the reports is to present the subject funds’ relative position regarding fees, expenses and total return performance, with peer group and universe comparisons. Guggenheim management determined to engage FUSE for this purpose in connection with other initiatives designed to improve efficiencies and implement a uniform, streamlined and enhanced 15(c) reporting process across its various product lines. Further to this end, Guggenheim management had multiple discussions with, and sought input from, Independent Legal Counsel, the Committee Chair and the Board Chair, in preparing a comprehensive presentation and delivery of information in connection with the contract review process. In addition, the Adviser, on behalf of itself and the Sub-Adviser, provided information in response to requests for certain additional information following the April Meeting.

Among other things, the Adviser and Sub-Adviser provided organizational presentations, staffing reports and biographies of those key personnel of the Adviser and Sub-Adviser providing services to the Funds to assist the Committee in assessing the nature and quality of services provided by the Adviser and Sub-Adviser, information comparing the investment performance, advisory fees and total expenses of the Funds to other funds (including such information presented in the FUSE reports as well as supplemental information prepared by management), information about the profitability of the Adviser in connection with the Advisory Agreements and information about the compliance and risk management programs of the Adviser and the Sub-Adviser.

In analyzing and discussing the data presented in the FUSE reports, the Committee took into account the challenges that exist in developing appropriate peer groups for the Funds, as exchange-traded funds (“ETFs”) and management’s view that the ETF industry is immature in terms of depth of product coverage in many asset categories. In this regard, the Committee noted management’s observation that, in many cases, an ETF may dominate a niche space, but appear rather average in comparison to a larger peer group with which it shares only a small handful of characteristics; alternatively, a very small comparison set can be used, providing a narrower view of performance and expense metrics. In light of the foregoing, the Committee assessed the data provided in the FUSE reports as well as commentary and supporting data presented by Guggenheim, including, among other things, a summary of notable distinctions between the Funds and the applicable peer group identified in the FUSE reports.

Following an analysis and discussion of the factors identified below, the Committee concluded that it was in the best interests of each Fund to recommend that the Board approve the renewal of each of the Advisory Agreements for an additional 12-month term.

90 | CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT

CONSIDERATIONS REGARDING ANNUAL REVIEW OF THE INVESTMENT ADVISORY AGREEMENTS AND INVESTMENT SUBADVISORY AGREEMENT continued	August 31, 2013

Investment Advisory Agreements
Nature, Extent and Quality of Services Provided by the Adviser: With respect to the nature, extent and quality of services provided by the Adviser, the Committee reviewed information concerning the functions performed by the Adviser for the Funds, information describing the Adviser’s organization and the background and experience of the persons responsible for the day-to-day management of the Funds. With respect to the Sub-Advised Fund, the Committee noted that the Adviser had delegated responsibility for the investment and reinvestment of the Sub-Advised Fund’s assets to the Sub-Adviser. The Committee considered the Adviser’s responsibility to oversee the Sub-Adviser and that the Adviser has similar oversight responsibilities for other registered investment companies for which GFIA serves as investment adviser (collectively, “Guggenheim Funds”). In this connection, the Committee took into account information provided by management describing the Adviser’s processes and activities for providing oversight of the Sub-Adviser’s investment strategies and compliance with investment restrictions, as well as information regarding the Adviser’s Sub-Advisory Oversight Committee. The Committee also noted the distinctive nature of the Funds, as ETFs, each of which (with the exception of the two actively-managed ETFs) generally is constructed to track the performance of a defined index of securities, before fund fees and expenses. In this connection, the Committee considered the experience and expertise appropriate in an adviser to ETFs. The Committee also considered the Adviser’s monitoring of the ETFs participation in the securities lending program and the secondary market support services provided by the Adviser to the Funds, including the Adviser’s efforts to educate investment professionals about the Funds and other Guggenheim Funds. In addition, the Committee noted its various discussions with management concerning the experience and qualifications of the Adviser’s personnel, including those personnel providing compliance oversight. The Independent Trustees also took into account the various legal, compliance and risk management oversight and staffing initiatives undertaken by management, including, among other things, enhancements to risk management processes and restructuring of the legal and compliance departments in 2012, which management stated was designed to create a cohesive legal and compliance program with increased collaboration among compliance and legal professionals and with other departments across the Guggenheim organization. The Committee also considered management’s other initiatives intended to achieve greater enhancements and efficiencies in Guggenheim’s ability to provide services to the Guggenheim Funds (including the Funds), such as efforts to streamline and simplify the organizational structure of Guggenheim’s advisory business, as reflected by internal reorganizations of various management entities. Moreover, in connection with the Committee’s evaluation of the overall package of services provided by GFIA, the Committee considered the quality of the administrative services provided by GFIA.

Further with respect to the Adviser’s resources and its ability to carry out its responsibilities under the Investment Advisory Agreement, the Committee considered its review of financial information concerning the Adviser, as well as its discussions with the Chief Financial Officer of GFIA.

The Committee also considered the acceptability of the terms of the Investment Advisory Agreements. Based on the foregoing, and based on other information received (both oral and written) at the April Meeting and at the May Meeting, as well as other considerations, the Committee concluded that the Adviser and its personnel were qualified to serve the Funds in such capacity.

Investment Performance: The Committee noted that, in view of the distinctive investment objective of the Funds, the investment performance of the Funds (excluding the two actively-managed ETFs) in absolute terms was not of the importance that normally attaches to the performance of actively managed funds. Of more importance to the Committee was the extent to which each Fund achieved its objective to provide investment results that, before fund fees and expenses, correspond generally to the price and yield performance of securities of companies in its applicable index. In this connection, the Committee evaluated information on the correlation and tracking error between the underlying index and each Fund’s returns for the three-month, one-year, three-year and five-year periods, as applicable.

In the course of its review of correlation and tracking error data, the Committee considered management’s views and explanation of the tracking error for certain Funds, including the following:

Guggenheim BulletShares High Yield Corporate Bond ETFs: A significant source of tracking error for these Funds is attributable to the use of different pricing sources for the Funds and indices as well as different price points (mid versus bid pricing).

Guggenheim Mid-Cap Core ETF (CZA): The tracking error calculation is based on a comparison of a total return fund versus a price-only index in the FUSE report. In this regard, the Committee reviewed supplemental data provided by management regarding a price return fund comparison for the particular index, as well as several others published by the New York Stock Exchange and management’s notation that total return index values are not currently available.

Wilshire Micro-Cap ETF (WMCR): The Fund follows a strategy of holding a subset of index constituents, frequently referred to as sampling, in attempting to deliver benchmark returns due to the broad nature of the index as well as a relatively modest Fund asset size. The strategy is executed using quantitative analysis via portfolio optimization software. In general, full replication will yield smaller amounts of tracking error versus a sampling strategy as full replication seeks to hold all index constituents at similar relative weighting. The peers presented in the FUSE report pursue a full replication strategy.

Guggenheim Multi-Asset Income ETF (CVY): The Fund follows a multi-asset strategy while the peer funds are equity funds. Holdings in preferred and closed-end funds may also have an impact during rebalance periods. In addition, the Fund has used an index sampling strategy from time to time to maintain compliance with limits on investment in registered investment companies as well as avoiding issues regarding U.S. royalty trust securities, which may have an impact on qualified income minimum levels and create tax filing complications.

CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT | 91

CONSIDERATIONS REGARDING ANNUAL REVIEW OF THE INVESTMENT ADVISORY AGREEMENTS AND INVESTMENT SUBADVISORY AGREEMENT continued	August 31, 2013

Guggenheim International Multi-Asset Income ETF (HGI): As with Multi-Asset Income, the Fund employed periodically an index sampling strategy in light of issues with U.S. royalty trust securities in the relevant index. Since a more complete replication of the Fund’s index has been sought after the resolution of tax concerns, the Fund experienced a significant decline in tracking error when comparing the recent three-month data versus historical periods.

In light of all of the foregoing, the Committee determined that the Funds had in fact tracked their indexes within an acceptable range.

Guggenheim Enhanced Core Bond ETF (GIY) and Guggenheim Enhanced Short Duration Bond ETF (GSY): For the two actively-managed ETFs, the Committee reviewed information comparing each Fund’s total return for the three-month, one-year and three-year periods ended December 31, 2012, compared to the performance of similar funds and relevant market indices, and noted that the three-month and one-year periods reflected solely the active management of the portfolios. The Committee determined that the performance was acceptable.

Comparative Fees, Costs of Services Provided and the Profits Realized by the Adviser from its Relationship with the Funds: The Committee reviewed and discussed the information provided by the Adviser on each Fund’s advisory fee and expense ratio, as compared to those of the peer group funds presented in the FUSE report. The Committee reviewed the advisory fees for each Fund and noted that the Adviser had either contractually agreed to waive a portion of the fee and/or reimburse expenses to absorb annual operating expenses of certain Funds (excluding interest expenses, a portion of each Fund’s licensing fees, brokerage commissions and other trading expenses, taxes and extraordinary expenses such as litigation and other expenses not incurred in the ordinary course of a Fund’s business) over a particular amount or, for other Funds, the Committee noted that the advisory fee was a unitary fee pursuant to which the Adviser assumes all expenses of the Fund (including the cost of transfer agency, custody, fund administration, legal, audit and other services) other than the fee payments under the respective Advisory Agreement, distribution fees, if any, brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses. The Committee noted that the advisory fees were generally within the range of the peer group of funds in the FUSE report and noted the unique nature of certain Funds, making “peer” comparisons less relevant.

In conjunction with its review of fees, the Committee also considered information provided by the Adviser on the revenues received by the Adviser under the Investment Advisory Agreements (without any deduction for sub-advisory fees paid), as well as the fees waived, for certain Funds and the estimated allocated direct and indirect costs the Adviser incurred in providing the services to the Funds.

The Committee considered other benefits available to the Adviser because of its relationship with the Funds and noted that the administrative service fees received by the Adviser from serving as administrator provide it with additional revenue for the Funds without a unitary fee structure. The Committee also noted the Adviser’s statement that it benefits from its association with the Funds by being able to offer investors a range of investment products. Based on all of the information provided, the Committee determined that the Adviser’s profitability from its relationship with the Funds was not unreasonable.

Economies of Scale to be Realized: The Committee considered the extent to which economies of scale could be realized with respect to the management of the Funds as the Funds grow and whether fee levels reflected a reasonable sharing of such economies of scale for the benefit of Fund investors. The Committee considered each Fund’s asset size, advisory fee structure, net expense ratio giving effect to any applicable expense waiver and/or reimbursement agreement or unitary fee agreement with the Adviser and whether the investment process produced economies of scale. The Committee considered the Adviser’s statement that the generally lower total expenses of ETFs provide fewer opportunities for the Adviser to achieve economies of scale beyond what is provided to shareholders through the relatively low expenses of the ETFs. The Committee was also of the view that economies of scale were being shared with the Funds subject to a unitary fee arrangement by virtue of an advisory fee, set at a relatively low level since the inception of each applicable Fund, that subsumed economies of scale in the fee itself.

Sub-Advisory Agreement
Nature, Extent and Quality of Services Provided by the Sub-Adviser: With respect to the nature, extent and quality of the services provided by the Sub-Adviser, the Committee considered the qualifications, experience, reputation and skills of the Sub-Adviser’s personnel providing portfolio management services to the Sub-Advised Fund and other key personnel. The Committee also considered the Sub-Adviser’s resources and its ability to carry out its responsibilities under the Sub-Advisory Agreement, and the Committee reviewed the financial statements of the Sub-Adviser. The Committee also noted the distinctive nature of the Sub-Advised Fund, as an ETF, which is constructed to seek investment results that correspond generally to the performance, before the Fund’s fees and expenses, of the Wilshire US Real Estate Investment Trust Index, an equity index (the “Wilshire US REIT Index”). In this connection, the Committee considered the experience and expertise appropriate in an adviser to ETFs. The Committee concluded that the Sub-Adviser had personnel qualified to provide the services under the Sub-Advisory Agreement. The Committee also considered the acceptability of the terms of the Sub-Advisory Agreement.

Investment Performance: The Committee noted that, in view of the distinctive investment objective of the Sub-Advised Fund, the investment performance of the Sub-Advised Fund in absolute terms was not of the importance that normally attaches to the performance of actively managed funds. Of more importance to the Committee was the extent to which the Sub-Advised Fund achieved its objective to provide investment results that, before fund fees and expenses, correspond generally to the price and yield performance of securities of companies in its index. In this connection, the Committee evaluated information on the correlation and tracking error between the Wilshire US REIT Index and the Sub-Advised Fund’s returns for the three-month and one-year periods ended

92 | CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT

CONSIDERATIONS REGARDING ANNUAL REVIEW OF THE INVESTMENT ADVISORY AGREEMENTS AND INVESTMENT SUBADVISORY AGREEMENT continued	August 31, 2013

December 31, 2012, noting the Fund’s relatively brief period of operations since its inception. The Committee determined that the Sub-Advised Fund had in fact tracked its index within an acceptable range.

Comparative Fees, Costs of Services Provided and the Profits Realized by the Sub-Adviser from its Relationship with the Sub-Advised Fund: The Committee considered that the Sub-Advisory Agreement is with an affiliate of the Adviser, that the Adviser compensates the Sub-Adviser from its own fees so that the sub-advisory fee rate does not impact the fees paid by the Sub-Advised Fund and that the Sub-Adviser’s revenues were included in the calculation of the Adviser’s profitability. Given its determination of the reasonableness of the advisory fee, the Committee concluded that the sub-advisory fee rate for the Sub-Advised Fund was reasonable.

Economies of Scale to be Realized: The Committee recognized that, because the Sub-Adviser’s fees would be paid by the Adviser and not the Sub-Advised Fund, the analysis of economies of scale was more appropriate in the context of the Committee’s consideration of the Investment Advisory Agreements, which was separately considered. (See “Investment Advisory Agreements – Economies of Scale to be Realized” above.)

Overall Conclusions
Based on the foregoing, the Committee determined at the May Meeting that the investment advisory fees are fair and reasonable in light of the extent and quality of the services provided and other benefits received and that the continuation of each Advisory Agreement is in the best interests of each Fund. In reaching this conclusion, no single factor was determinative. At the May Meeting, the Committee, constituting all of the Independent Trustees, recommended the renewal of each Advisory Agreement for an additional annual term. Further, at its May 14, 2013 meeting, upon recommendation of the Committee, the Board, including all of the Independent Trustees, approved the renewal of each Advisory Agreement for an additional annual term.

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This Page Intentionally Left Blank.

TRUST INFORMATION	August 31, 2013

Board of Trustees
Randall C. Barnes

Donald C. Cacciapaglia*

Roman Friedrich III

Robert B. Karn III

Ronald A. Nyberg

Ronald E. Toupin, Jr.
Chairperson

*  Trustee is an “interested person” (as defined in section 2(a)(19) of the 1940 Act) (“Interested Trustee”) of the Trust because of his position as the President and CEO of the Investment Adviser and the Distributor.

Officers
Donald C. Cacciapaglia
Chief Executive Officer

Amy J. Lee
Chief Legal Officer

John L. Sullivan
Chief Financial Officer,
Chief Accounting Officer
and Treasurer

Joanna M. Catalucci
Chief Compliance Officer

Mark M. Mathiasen
Secretary

Stevens T. Kelly
Assistant Secretary

William H. Belden III
Vice President
Investment Adviser Guggenheim Funds Investment Advisors, LLC Lisle, IL Distributor Guggenheim Funds Distributors, LLC Lisle, IL Administrator Rydex Fund Services, LLC Rockville, Maryland
Accounting Agent,
Custodian and
Transfer Agent
The Bank of New York
Mellon Corp.
New York, NY

Legal Counsel
Dechert LLP
New York, NY

Independent Registered
Public Accounting Firm
Ernst & Young LLP
Chicago, IL

Privacy Principles of the Trust for Shareholders
The Funds are committed to maintaining the privacy of their shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Funds collect, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Funds do not receive any non-public personal information relating to their shareholders, although certain non-public personal information of their shareholders may become available to the Funds. The Funds do not disclose any non-public personal information about their shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

The Funds restrict access to non-public personal information about the shareholders to Guggenheim Funds Investment Advisors, LLC employees with a legitimate business need for the information. The Funds maintain physical, electronic and procedural safeguards designed to protect the non-public personal information of their shareholders.

Questions concerning your shares of the Trust?
•      If your shares are held in a Brokerage Account, contact your Broker.

This report is sent to shareholders of the Funds for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Funds or of any securities mentioned in this report.

A description of the Funds’ proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Funds at (800) 345-7999. Information regarding how the Funds voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling (800) 345-7999, by visiting Guggenheim Investments website at guggenheiminvestments.com or by accessing the Funds’ Form N-PX on the U.S. Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available on the SEC website at www.sec.gov or by visiting Guggenheim Investments website at guggenheiminvestments.com. The Funds’ Form N-Q may also be viewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT | 95

ABOUT THE TRUST ADVISER

Guggenheim Funds Investment Advisors, LLC

Guggenheim Funds Investment Advisors, LLC (the “Investment Adviser”) manages the investment and reinvestment of each Fund’s assets and administers the affairs of each Fund to the extent requested by the Board of Trustees. The Investment Adviser also acts as investment adviser to closed-end and open-end management investment companies. The Investment Adviser and its affiliates provide supervision, management or servicing of assets with a commitment to consistently delivering exceptional service. The Investment Adviser is a subsidiary of Guggenheim Partners, LLC, a global, diversified financial services firm with more than $150 billion in assets under supervision as of June 30, 2013. Guggenheim Partners, LLC, through its affiliates, provides investment management, investment advisory, insurance, investment banking, and capital markets services. The firm is headquartered in Chicago and New York with a global network of offices throughout the United States, Europe, and Asia.

Portfolio Management

The portfolio manager who is currently responsible for the day-to-day management of each Fund’s portfolio is Saroj Kanuri, CFA. Mr. Kanuri is a Director, ETF Portfolio Management, of the Investment Adviser and Guggenheim Funds Distributors, LLC and joined Guggenheim Fund Distributors, LLC in October of 2006. Prior to joining Guggenheim, Mr. Kanuri served as an analyst at Northern Trust Corporation from 2001-2006. Mr. Kanuri received a B.S. in Finance from the University of Illinois at Chicago.

Guggenheim Partners Investment Management, LLC (“GPIM”), a subsidiary of Guggenheim Partners, LLC, serves as investment sub-adviser to the Wilshire US REIT ETF pursuant to a sub-advisory agreement with the Investment Adviser. GPIM assists the Investment Adviser with portfolio optimization for the Fund for which GPIM serves as investment sub-adviser.

Claymore Exchange-Traded Fund Trust Overview

The Claymore Exchange-Traded Fund Trust (the “Trust”) is an investment company complex currently consisting of 28 separate exchange-traded “index funds” as of August 31, 2013. The investment objective of each of the index funds is to correspond generally to the performance, before fees and expenses, of a specified market index.

This material must be preceded or accompanied by a prospectus for the Fund being offered. The prospectus contains information about the fund including a discussion of investment objectives, risks, ongoing expenses and sales charges. If a prospectus did not accompany this report, you can obtain one from your financial adviser, from our website at http://guggenheiminvestments.com or by calling (800) 345-7999. Please read the prospectus carefully before investing. The Statement of Additional Information that includes additional information about the Trustees is also available, without charge, upon request via our website at http://guggenheiminvestments.com or by calling (800) 345-7999. All Funds are subject to market risk and shares when sold may be worth more or less than their original cost. You can lose money investing in the Funds.

Guggenheim Funds Distributors, LLC
2455 Corporate West Drive
Lisle, IL 60532
Member FINRA/SIPC
(10/13)

NOT FDIC-INSURED l NOT BANK-GUARANTEED l MAY LOSE VALUE

ETF-001-AR-0813

Item 2.  Code of Ethics.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions (the "Code of Ethics").

(b) No information need be disclosed pursuant to this paragraph.

(c) The registrant has not amended its Code of Ethics during the period covered by the report presented in Item 1 hereto.

(d) The registrant has not granted a waiver or an implicit waiver to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions from a provision of its Code of Ethics during the period covered by this report.

(e) Not applicable.

(f)           (1) The registrant's Code of Ethics is attached hereto as an exhibit.

(2) Not applicable.

(3) Not applicable.

Item 3.  Audit Committee Financial Expert.

The registrant's Board of Trustees has determined that it has at least one audit committee financial expert serving on its audit committee (the “Audit Committee”), Randall C. Barnes.  Mr. Barnes is an independent Trustee for purposes of this Item 3 of Form N-CSR.  Mr. Barnes qualifies as an audit committee financial expert by virtue of his experience obtained as a former Senior Vice President, Treasurer of PepsiCo, Inc.

 (Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as amended, as a result of being designated or identified as an audit committee financial expert.  The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.  The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations or liability of any other member of the audit committee or Board of Trustees.)

Item 4.  Principal Accountant Fees and Services.

(a) Audit Fees:  the aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $93,567 and $108,515 for the fiscal years ending August 31, 2013 and August 31, 2012, respectively.

(b) Audit-Related Fees: the aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph 4(a), including agreed upon procedures reports performed for rating agencies and the issuance of comfort letters, were $0 and $0 for the fiscal years ending August 31, 2013 and August 31, 2012, respectively.

Ernst & Young did not bill fees for non-audit services that required preapproval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the Registrant’s last two fiscal years.

(c) Tax Fees: the aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning, including federal, state and local income tax return preparation and related advice and determination of taxable income and miscellaneous tax advice were $79,200 and $35,750 for the fiscal years ending August 31, 2013 and August 31, 2012, respectively.

Ernst & Young did not bill fees for tax services that required preapproval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the Registrant’s last two fiscal years.

(d)  All Other Fees: the aggregate fees billed for products and services provided by the principal accountant, other than the services reported in paragraphs 4(a) through 4(c) of this Item were $0 and $0 for the fiscal years ending August 31, 2013 and August 31, 2012, respectively.

Ernst & Young did not bill fees for services not included in Items 4(a), (b) or (c) above that required preapproval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the Registrant’s last two fiscal years.

 (e)  Audit Committee Pre-Approval Policies and Procedures.

(i) The Audit Committee reviews, and in its sole discretion, pre-approves, pursuant to written pre-approval procedures (A) all engagements for audit and non-audit services to be provided by the principal accountant to the registrant and (B) all engagements for non-audit services to be provided by the principal accountant (1) to the registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and (2) to any entity controlling, controlled by or under common control with the registrant’s investment adviser that provides ongoing services to the registrant; but in the case of the services described in subsection (B)(1) or (2), only if the engagement relates directly to the operations and financial reporting of the registrant; provided that such pre-approval need not be obtained in circumstances in which the pre-approval requirement is waived under rules promulgated by the Securities and Exchange Commission or New York Stock Exchange listing standards.  Sections IV.C.2 and IV.C.3 of the Audit Committee’s revised Audit Committee Charter contain the Audit Committee’s Pre-Approval Policies and Procedures and such sections are included below.

IV.C.2.
Pre-approve any engagement of the independent auditors to provide any non-prohibited services to the Fund, including the fees and other compensation to be paid to the independent auditors (unless an exception is available under Rule 2-01 of Regulation S-X).

(a)	The categories of services to be reviewed and considered for pre-approval include the following:

                 Audit Services

•	Annual financial statement audits
•	Seed audits (related to new product filings, as required)
•	SEC and regulatory filings and consents

Audit-Related Services

•	Accounting consultations
•	Fund merger/reorganization support services
•	Other accounting related matters
•	Agreed upon procedures reports
•	Attestation reports
•	Other internal control reports

Tax Services

•	Tax compliance services related to the filing of amendments:
o	Federal, state and local income tax compliance
o	Sales and use tax compliance
•	Timely RIC qualification reviews
•	Tax distribution analysis and planning
•	Tax authority examination services
•	Tax appeals support services
•	Accounting methods studies
•	Fund merger support services
•	Tax compliance, planning and advice services and related projects

(b)	The Audit Committee has pre-approved those services, which fall into one of the categories of services listed under 2(a) above and for which the estimated fees are less than $25,000.

(c)	For services with estimated fees of $25,000 or more, but less than $50,000, the Chairman is hereby authorized to pre-approve such services on behalf of the Audit Committee.

(d)	For services with estimated fees of $50,000 or more, such services require pre-approval by the Audit Committee.

(e)
The independent auditors or the Chief Accounting Officer of the Trust (or an officer of the Trust who reports to the Chief Accounting Officer) shall report to the Audit Committee at each of its regular quarterly meetings all audit, audit-related and permissible non-audit services initiated since the last such report (unless the services were contained in the initial audit plan, as previously presented to, and approved by, the Audit Committee).  The report shall include a general description of the services and projected fees, and the means by which such services were approved by the Audit Committee (including the particular category listed above under which pre-approval was obtained).

IV.C.3.
Pre-approve any engagement of the independent auditors, including the fees and other compensation to be paid to the independent auditors, to provide any non-audit services to the Adviser (or any “control affiliate” of the Adviser providing ongoing services to the Fund), if the engagement relates directly to the operations and financial reporting of the Fund (unless an exception is available under Rule 2-01 of Regulation S-X).

(a)
The Chairman or any member of the Audit Committee may grant the pre-approval for non-audit services to the Adviser (or any “control affiliate” of the Adviser providing ongoing services to the Fund) relating directly to the operations and financial reporting of the Fund for which the estimated fees are less than $25,000. All such delegated pre-approvals shall be presented to the Audit Committee no later than the next Audit Committee meeting.

(b)
For non-audit services to the Adviser (or any “control affiliate” of the Adviser providing ongoing services to the Fund) relating directly to the operations and financial reporting of the Fund for which the estimated fees are $25,000 or more, such services require pre-approval by the Audit Committee.

(2)	None of the services described in each of Items 4(b) through (d) were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

The registrant’s principal accountant did not bill fees for non-audit services that required approval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the registrant’s last two fiscal years.

 (f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, the registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted with or overseen by another investment adviser) and/or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that directly related to the operations and financial reporting of the registrant were $79,200 and $35,750 for the fiscal years ending August 31, 2013, and August 31, 2012, respectively.

(h)  Not applicable.

Item 5.  Audit Committee of Listed Registrants.

(a) The Audit Committee was established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The Audit Committee of the Registrant is comprised of  Ronald A. Nyberg; Ronald E. Toupin, Jr., Randall C. Barnes, Roman Friedrich III and Robert B. Karn III.

(b) Not applicable.

Item 6.  Schedule of Investments.

The Schedule of Investments is included as part of Item 1.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not Applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

Registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11.  Controls and Procedures.

(a) The registrant's principal executive officer and principal financial officer have evaluated the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) as of a date within 90 days of this filing and have concluded that based on such evaluation as required by Rule 30a-3(b) under the Investment Company Act, that the registrant's disclosure controls and procedures were effective as of that date in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the registrant’s last fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)  Code of Ethics for Chief Executive and Senior Financial Officer.

(a)(2)  Certifications of principal executive officer and principal financial officer pursuant to Rule 30a-2(a) under the Investment Company Act.

(b)      Certifications of principal executive officer and principal financial officer pursuant to Rule 30a-2(b) under the Investment Company Act and Section 906 of the Sarbanes-Oxley Act of 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Claymore Exchange-Traded Fund Trust

By:        /s/ Donald C. Cacciapaglia

Name:        Donald C. Cacciapaglia

Title:          Chief Executive Officer

Date:          November 6, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:        /s/ Donald C. Cacciapaglia

Name:        Donald C. Cacciapaglia

Title:          Chief Executive Officer

Date:         November 6, 2013

By:        /s/ John L. Sullivan

Name:         John L. Sullivan

Title:           Chief Financial Officer, Chief Accounting Officer and Treasurer

Date:           November 6, 2013